       AIM ADVISOR FLEX FUND

       -------------------------------------------------------------------------

       AIM Advisor Flex Fund seeks to achieve high total return.

       PROSPECTUS                                    AIM--Registered Trademark--
       SEPTEMBER 11, 2000

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                 INVEST WITH DISCIPLINE
--Registered Trademark--                               --Registered Trademark--

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in a combination of equity securities and fixed- and variable-income securities. The fund normally invests at least 20% of its total assets in equity securities and at least 20% of its total assets in fixed- and variable-income securities. The fund's equity investments will consist primarily of common stocks, and to a lesser extent convertible securities, of selected companies from a list of companies with market capitalizations among the largest 800 publicly traded U.S. corporations. The fund's fixed-income investments will consist primarily of U.S. government obligations and corporate obligations that have been rated investment-grade, or securities deemed by the portfolio managers to be of comparable quality.

  The fund may invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, that are guaranteed as to timely payment of principal and interest by an agency of the U.S. government or a private issuer. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portion of the fund's assets that can be invested in either equity securities or income securities will be allocated according to the portfolio managers' assessment of current business, economic and market conditions. The fund seeks reasonably consistent returns over a variety of market cycles. In order to identify the equity securities having the best relative values, the portfolio managers start with a list of the 800 largest publicly traded U.S. corporations, which they reduce to a list of 100 eligible stocks by utilizing a proprietary database system and fundamental analysis. The portfolio managers usually sell a particular equity security when it no longer qualifies for the list of eligible securities. The portfolio managers will purchase fixed- and variable-income obligations that they believe are undervalued and may offer superior yields. The portfolio managers consider whether to sell a particular income security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation. A faster than expected principal prepayment rate on U.S. Government agency mortgage-backed securities will reduce both the market value of, and income from, such securities.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                   ANNUAL
YEAR ENDED                         TOTAL
DECEMBER 31                        RETURNS
-----------                        -------
1990 .............................. -1.67%
1991 .............................. 24.79%
1992 ..............................  7.73%
1993 .............................. 10.48%
1994 ..............................  0.65%
1995 .............................. 27.30%
1996 .............................. 13.62%
1997 .............................. 23.63%
1998 .............................. 12.41%
1999 .............................. -1.56%

  The Class C shares' year-to-date total return as of June 30, 2000 was -4.30%.

  During the periods shown in the bar chart, the highest quarterly return was 12.12% (quarter ended March 31, 1991) and the lowest quarterly return was -9.19% (quarter ended September 30, 1999).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------
(for the periods ended                                                      SINCE        INCEPTION
December 31, 1999)                      1 YEAR    5 YEARS     10 Years    INCEPTION         DATE
----------------------------------------------------------------------------------------------------
Class A                                  -6.32%        --         --        9.76%         12/31/96
Class B                                  -5.89%        --         --        1.22%         03/03/98
Class C                                  -2.44%     14.63%     11.27%      11.23%         02/24/88
S&P 500(1)                               21.03%     28.54%     18.19%      18.55%(2)      02/29/88(2)
----------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)               CLASS A   CLASS B   CLASS C
----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)   5.00%     1.00%
----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted
from fund assets)          CLASS A   CLASS B   CLASS C
----------------------------------------------------------
Management Fees             0.75%     0.75%     0.75%

Distribution and/or
Service (12b-1) Fees(2)     0.35      1.00      1.00

Other                       0.26      0.18      0.18

Total Annual Fund
Operating Expenses          1.36%     1.93%     1.93%
----------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The distributor has agreed to limit the Class A shares' Rule 12b-1 distribution plan payments to 0.25%. The Class A total annual fund operating expenses including this limitation are 1.26%.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $681     $957     $1,254     $2,095
Class B    696      906      1,242      2,106
Class C    296      606      1,042      2,254
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $681     $957     $1,254     $2,095
Class B    196      606      1,042      2,106
Class C    196      606      1,042      2,254
----------------------------------------------

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO, Inc. (the subadvisor), the fund's subadvisor, is located at 1315 Peachtree Street, N.E., Atlanta, GA 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor (formerly known as INVESCO Capital Management, Inc.) has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal period ended July 31, 2000, the advisor received compensation of 0.75% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- James O. Baker, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the subadvisor and/or its affiliates since 1992.

- David S. Griffin, Assistant Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the subadvisor and/or its affiliates since 1991.

- Margaret (Peg) Durkes Hoogs, Assistant Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1993.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Advisor Flex Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term gains, if any, annually and short-term capital gains, if any, quarterly.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years or periods ended since December 31, 1998, has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior years was audited by other public accountants.

                                                                                CLASS A(a)
                                                              ----------------------------------------------
                                                              SEVEN MONTHS
                                                                 ENDED           YEAR ENDED DECEMBER 31,
                                                                JULY 31,      ------------------------------
                                                                  2000         1999       1998      1997(b)
                                                              ------------    -------    -------    --------
Net asset value, beginning of period                            $ 17.57       $ 20.06    $ 19.74    $ 16.63
------------------------------------------------------------    -------       -------    -------    -------
Income from investment operations:
  Net investment income                                            0.24          0.46       0.39       0.41
------------------------------------------------------------    -------       -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.10)        (0.68)      2.16       3.63
------------------------------------------------------------    -------       -------    -------    -------
    Total from investment operations                              (0.86)        (0.22)      2.55       4.04
------------------------------------------------------------    -------       -------    -------    -------
Less distributions:
  Dividends from net investment income                            (0.24)        (0.48)     (0.39)     (0.43)
------------------------------------------------------------    -------       -------    -------    -------
  Distributions from net realized gains                              --         (1.79)     (1.84)     (0.50)
------------------------------------------------------------    -------       -------    -------    -------
    Total distributions                                           (0.24)        (2.27)     (2.23)     (0.93)
------------------------------------------------------------    -------       -------    -------    -------
Net asset value, end of period                                  $ 16.47       $ 17.57    $ 20.06    $ 19.74
============================================================    =======       =======    =======    =======
Total return(c)                                                   (4.91)%       (0.85)%    13.26%     24.60%
============================================================    =======       =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $22,909       $39,195    $46,286    $25,151
============================================================    =======       =======    =======    =======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.26%(d)      1.13%      1.23%      1.45%
------------------------------------------------------------    -------       -------    -------    -------
  Without fee waivers                                              1.36%(d)      1.39%      1.52%      1.55%
============================================================    =======       =======    =======    =======
Ratio of net investment income to average net assets               2.25%(d)      2.30%      1.99%      2.34%
============================================================    =======       =======    =======    =======
Portfolio turnover rate                                              41%           55%        34%        17%
============================================================    =======       =======    =======    =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $30,540,970.

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                              SEVEN MONTHS                    MARCH 3, 1998
                                                                 ENDED         YEAR ENDED          TO
                                                                JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999            1998
                                                              ------------    ------------    -------------
Net asset value, beginning of period                             $17.59         $ 20.06          $20.69
------------------------------------------------------------     ------         -------          ------
Income from investment operations:
  Net investment income                                            0.17            0.31            0.22
------------------------------------------------------------     ------         -------          ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.11)          (0.66)           1.22
------------------------------------------------------------     ------         -------          ------
    Total from investment operations                              (0.94)          (0.35)           1.44
------------------------------------------------------------     ------         -------          ------
Less distributions:
  Dividends from net investment income                            (0.18)          (0.33)          (0.23)
------------------------------------------------------------     ------         -------          ------
  Distributions from net realized gains                              --           (1.79)          (1.84)
------------------------------------------------------------     ------         -------          ------
    Total distributions                                           (0.18)          (2.12)          (2.07)
------------------------------------------------------------     ------         -------          ------
Net asset value, end of period                                   $16.47         $ 17.59          $20.06
============================================================     ======         =======          ======
Total return(a)                                                   (5.33)%         (1.50)%          7.25%
============================================================     ======         =======          ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $6,558         $10,076          $3,592
============================================================     ======         =======          ======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.93%(b)        1.86%           2.00%(c)
------------------------------------------------------------     ------         -------          ------
  Without fee waivers                                              1.93%(b)        2.02%           2.19%(c)
============================================================     ======         =======          ======
Ratio of net investment income to average net assets               1.58%(b)        1.57%           1.22%(c)
============================================================     ======         =======          ======
Portfolio turnover rate                                              41%             55%             34%
============================================================     ======         =======          ======

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $7,697,177.
(c) Annualized.

                                                                                     CLASS C(a)
                                                      ------------------------------------------------------------------------
                                                      SEVEN MONTHS
                                                         ENDED                        YEAR ENDED DECEMBER 31,
                                                        JULY 31,      --------------------------------------------------------
                                                          2000        1999(b)       1998      1997(b)       1996        1995
                                                      ------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                    $  17.58      $  20.06    $  19.74    $  16.63    $  15.66    $  12.63
----------------------------------------------------    --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                     0.18          0.32        0.25        0.30        0.30        0.32
----------------------------------------------------    --------      --------    --------    --------    --------    --------
  Net gains (losses) on securities (both realized
    and unrealized)                                        (1.11)        (0.68)       2.14        3.60        1.81        3.09
----------------------------------------------------    --------      --------    --------    --------    --------    --------
    Total from investment operations                       (0.93)        (0.36)       2.39        3.90        2.11        3.41
----------------------------------------------------    --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income                     (0.18)        (0.33)      (0.23)      (0.29)      (0.29)      (0.32)
----------------------------------------------------    --------      --------    --------    --------    --------    --------
  Distributions from net realized gains                       --         (1.79)      (1.84)      (0.50)      (0.85)      (0.06)
----------------------------------------------------    --------      --------    --------    --------    --------    --------
    Total distributions                                    (0.18)        (2.12)      (2.07)      (0.79)      (1.14)      (0.38)
----------------------------------------------------    --------      --------    --------    --------    --------    --------
Net asset value, end of period                          $  16.47      $  17.58    $  20.06    $  19.74    $  16.63    $  15.66
====================================================    ========      ========    ========    ========    ========    ========
Total return(c)                                            (5.28)%       (1.56)%     12.41%      23.64%      13.61%      27.30%
====================================================    ========      ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $329,819      $610,041    $670,256    $603,179    $489,918    $399,162
====================================================    ========      ========    ========    ========    ========    ========
Ratio of expenses to average net assets:
  With fee waivers                                          1.93%(d)      1.86%       2.00%       2.20%       2.26%       2.28%
----------------------------------------------------    --------      --------    --------    --------    --------    --------
  Without fee waivers                                       1.93%(d)      2.02%       2.19%       2.20%       2.26%       2.28%
====================================================    ========      ========    ========    ========    ========    ========
Ratio of net investment income to average net assets        1.58%(d)      1.57%       1.22%       1.59%       1.81%       2.28%
====================================================    ========      ========    ========    ========    ========    ========
Portfolio turnover rate                                       41%           55%         34%         17%         26%          5%
====================================================    ========      ========    ========    ========    ========    ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $431,226,216.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                             ---------------------
                             AIM ADVISOR FLEX FUND
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 ----------------------------------
 AIM Advisor Flex Fund
 SEC 1940 Act file number: 811-3886
 ----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   FLX-PRO-1  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM ADVISOR
      INTERNATIONAL VALUE FUND
      --------------------------------------------------------------------------

      AIM Advisor International Value Fund seeks to achieve high total return.
                                                     AIM--Registered Trademark--
       PROSPECTUS
       SEPTEMBER 11, 2000

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------
The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing at least 65% of its total assets in a diversified portfolio of foreign equity securities. The fund will normally invest in the securities of companies located in at least four different countries. The fund may invest up to 20% of its total assets in equity securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 35% of its total assets in investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers compare the price of a stock to various factors including shareholders' equity per share, historic return on equity, and the company's ability to reinvest earnings for future growth or to pay earnings in the form of dividends. They focus on securities that they believe have the best relative value and favorable prospects for continued growth. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. In anticipation of or in response to adverse market conditions, the fund may temporarily also invest all or a portion of its assets in the securities of U.S. issuers. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

  The prices of foreign securities may be further affected by other factors, including

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                       ANNUAL
YEAR ENDED                             TOTAL
DECEMBER 31                            RETURNS
-----------                            -------
1996 ................................. 20.99%
1997 ................................. 12.98%
1998 ................................. 10.38%
1999 ................................. 21.64%

  The Class C shares' year-to-date total return as of June 30, 2000 was -3.08%.

  During the periods shown in the bar chart, the highest quarterly return was 18.48% (quarter ended December 31, 1999) and the lowest quarterly return was -16.70% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                  SINCE      INCEPTION
December 31, 1999)                            1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------------
Class A                                       15.83%     13.60%    12/31/96
Class B                                       16.70%     10.34%    03/03/98
Class C                                       20.64%     16.53%    05/01/95
MSCI EAFE(1)                                  26.96%     12.47%(2) 04/30/95(2)
-------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
-----------------------------------------------------------
(fees paid directly from
your investment)                CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                  5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)     None(1)   5.00%     1.00%
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)           CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees               1.00%     1.00%     1.00%

Distribution and/or
Service (12b-1) Fees(2)       0.35      1.00      1.00

Other                         0.29      0.32      0.32

Total Annual Fund
Operating Expenses            1.64%     2.32%     2.32%
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The distributor has agreed to limit the Class A shares' Rule
    12b-1 distribution plan payments to 0.25%. The Class A total annual fund operating expenses including this limitation are 1.54%.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $708    $1,039    $1,393     $2,387
Class B    735     1,024     1,440      2,486
Class C    335       724     1,240      2,656
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $708    $1,039    $1,393     $2,387
Class B    235       724     1,240      2,486
Class C    235       724     1,240      2,656
----------------------------------------------


                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Global Asset Management (N.A.), Inc. (the subadvisor), the fund's subadvisor, is located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1997. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal period ended July 31, 2000, the advisor received compensation of 1.00% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Ingrid E. Baker, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, she was a senior portfolio manager with HSBC Asset Management. From 1994 to 1997, she was a portfolio manager with AIG Global Investment Corp.

- Frank J. Crown, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1995.

- W. Lindsay Davidson, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1984.

- Michele T. Garren, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1997. From 1993 to 1996, she was a senior portfolio manager with AIG Global Investment Corp.

- Erik B. Granade, Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the subadvisor and/or its affiliates since 1996. From 1994 to 1996, he was a portfolio manager with Cashman Farrell & Associates.

- Charles F. Radtke, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 2000. From 1994 to 2000, he was a vice president, portfolio manager, and research analyst with Templeton Worldwide, Inc.

- John D. Rogers, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1994.

- Kent A. Starke, Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the subadvisor and/or its affiliates since 1992.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Advisor International Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years or periods ended since December 31, 1998, has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior years was audited by other public accountants.


                                                                                     CLASS A(a)
                                                           ---------------------------------------------------------------
                                                           SEVEN MONTHS ENDED               YEAR ENDED DECEMBER 31,
                                                                JULY 31,             -------------------------------------
                                                                2000(b)               1999           1998          1997(b)
                                                           ---------------------------------------------------------------
Net asset value, beginning of period                            $ 19.92              $ 16.57        $ 14.99        $13.42
------------------------------------------------------------    -------              -------        -------       -------
Income from investment operations:
  Net investment income                                            0.08                 0.13           0.09          0.17
------------------------------------------------------------    -------              -------        -------       -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.22)                3.57           1.59          1.69
------------------------------------------------------------    -------              -------        -------       -------
    Total from investment operations                              (1.14)                3.70           1.68          1.86
------------------------------------------------------------    -------              -------        -------       -------
Less distributions:
  Dividends from net investment income                               --                (0.28)         (0.10)        (0.07)
------------------------------------------------------------    -------              -------        -------       -------
  Distributions from net realized gains                              --                (0.07)            --         (0.22)
------------------------------------------------------------    -------              -------        -------       -------
    Total distributions                                              --                (0.35)         (0.10)        (0.29)
------------------------------------------------------------    -------              -------        -------       -------
Net asset value, end of period                                  $ 18.78              $ 19.92        $ 16.57        $14.99
============================================================    =======              =======        =======       =======
Total return(c)                                                   (5.72)%              22.54%         11.20%        13.84%
============================================================    =======              =======        =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $30,153              $31,412        $28,281        $8,444
============================================================    =======              =======        =======       =======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.54%(d)             1.51%          1.57%         1.71%
  Without fee waivers                                              1.64%(d)             1.72%          1.81%         1.81%
------------------------------------------------------------    -------              -------        -------       -------
Ratio of net investment income to average net assets               0.70%(d)             0.71%          0.84%         0.83%
============================================================    =======              =======        =======       =======
Portfolio turnover rate                                              18%                  24%             9%            9%
============================================================    =======              =======        =======       =======


(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $32,197,026.

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                         CLASS B
                                                    -------------------------------------------------
                                                                                        MARCH 3, 1998
                                                    SEVEN MONTHS ENDED    YEAR ENDED         TO
                                                         JULY 31,        DECEMBER 31,   DECEMBER 31,
                                                         2000(a)             1999           1998
                                                    -------------------------------------------------
Net asset value, beginning of period                      $19.81            $16.48         $16.21
-------------------------------------------------         ------           -------         ------
Income from investment operations:
  Net investment income (loss)                             (0.01)            (0.01)            --
-------------------------------------------------         ------           -------         ------
  Net gains (losses) on securities (both
    realized and unrealized)                               (1.21)             3.56           0.27
-------------------------------------------------         ------           -------         ------
    Total from investment operations                       (1.22)             3.55           0.27
-------------------------------------------------         ------           -------         ------
Less distributions:
  Dividends from net investment income                        --             (0.15)            --
-------------------------------------------------         ------           -------         ------
  Distributions from net realized gains                       --             (0.07)            --
-------------------------------------------------         ------           -------         ------
    Total distributions                                       --             (0.22)            --
-------------------------------------------------         ------           -------         ------
Net asset value, end of period                            $18.59            $19.81         $16.48
=================================================         ======           =======         ======
Total return(b)                                            (6.16)%           21.70%          1.67%
=================================================         ======           =======         ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $5,883            $5,642         $4,289
=================================================         ======           =======         ======
Ratio of expenses to average net assets:
  With fee waivers                                          2.32%(c)          2.27%          2.32%(d)
  Without fee waivers                                       2.32%(c)          2.38%          2.46%(d)
-------------------------------------------------         ------           -------         ------
Ratio of net investment income (loss) to average
  net assets                                               (0.08)%(c)        (0.05)%         0.09%(d)
=================================================         ======           =======         ======
Portfolio turnover rate                                       18%               24%             9%
=================================================         ======           =======         ======


(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $5,664,168.
(d)  Annualized.

                                                                            CLASS C(a)
                                         --------------------------------------------------------------------------------
                                                                                                             MAY 1, 1995
                                         SEVEN MONTHS ENDED             YEAR ENDED DECEMBER 31,                   TO
                                              JULY 31,         ------------------------------------------    DECEMBER 31,
                                              2000(b)          1999(b)       1998      1997(b)     1996          1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 19.80          $ 16.48     $  14.93    $13.42     $ 11.13       $10.00
----------------------------------------     --------         --------     -------   --------    --------     --------
Income from investment operations:
  Net investment income (loss)                  (0.01)           (0.01)          --      0.01       (0.01)          --
----------------------------------------     --------         --------     -------   --------    --------     --------
Net gains (losses) on securities
    (both realized and unrealized)              (1.21)            3.55         1.55      1.73        2.34         1.13
----------------------------------------     --------         --------     -------   --------    --------     --------
    Total from investment operations            (1.22)            3.54         1.55      1.74        2.33         1.13
----------------------------------------     --------         --------     -------   --------    --------     --------
Less distributions:
  Dividends from net investment income             --            (0.15)          --     (0.01)         --           --
----------------------------------------     --------         --------     -------   --------    --------     --------
  Distributions from net realized gains            --            (0.07)          --     (0.22)      (0.04)          --
----------------------------------------     --------         --------     -------   --------    --------     --------
    Total distributions                            --            (0.22)          --     (0.23)      (0.04)          --
----------------------------------------     --------         --------     -------   --------    --------     --------
Net asset value, end of period                $ 18.58          $ 19.80     $  16.48    $14.93     $ 13.42       $11.13
========================================     ========         ========     =======   ========    ========     ========
Total return(c)                                 (6.16)%          21.64%       10.38%    12.98%      20.99%       11.28%
========================================     ========         ========     =======   ========    ========     ========
Ratios/supplemental data:
========================================     ========         ========     =======   ========    ========     ========
Net assets, end of period (000s
  omitted)                                    $89,084          $108,821    $105,083    $93,162    $51,916       $9,467
========================================     ========         ========     =======   ========    ========     ========
Ratio of expenses to average net
  assets:
  With fee waivers                               2.32%(d)         2.27%        2.32%     2.46%       2.50%        2.50%(e)
  Without fee waivers                            2.32%(d)         2.38%        2.46%     2.46%       2.50%        2.50%(e)
----------------------------------------     --------         --------     -------   --------    --------     --------
Ratio of net investment income (loss)
  to average net assets                         (0.08)%(d)       (0.05)%       0.09%     0.08%      (0.16)%       0.03%(e)
========================================     ========         ========     =======   ========    ========     ========
Portfolio turnover rate                            18%              24%           9%        9%          5%           2%
========================================     ========         ========     =======   ========    ========     ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $95,002,106.
(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                      ------------------------------------
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                      ------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
AIM Advisor International Value Fund
SEC 1940 Act file number: 811-3886
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   IVAL-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

       AIM ADVISOR
       REAL ESTATE FUND

       -------------------------------------------------------------------------
        AIM Advisor Real Estate Fund seeks to achieve high total return.

       PROSPECTUS                                    AIM--Registered Trademark--
       SEPTEMBER 11, 2000

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the funds. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
--Registered Trademark--                     --Registered Trademark--

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                  4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 4

Dividends and Distributions                   4

FINANCIAL HIGHLIGHTS                          5
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in securities of domestic and foreign real-estate and real-estate related companies. The fund considers a company to be "principally engaged in the real estate industry" if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

  The fund may invest up to 35% of its total assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund may invest up to 100% of its assets in debt securities of companies related to the real estate industry. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers utilize fundamental real estate analysis and numerical securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Because the fund focuses its investments in companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

  The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

  The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. REITs also are not diversified and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                       ANNUAL
YEAR ENDED                             TOTAL
DECEMBER 31                            RETURNS
------------                           -------
1996 .................................  36.44%
1997 .................................  18.88%
1998 ................................. -23.16%
1999 .................................  -3.54%

  The Class C shares' year-to-date total return as of June 30, 2000 was 16.11%.

  During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                  SINCE              INCEPTION
December 31, 1999)    1 YEAR          INCEPTION               DATE
--------------------------------------------------------------------------------
Class A              -7.48%             -4.96%              12/31/96
Class B              -8.17%            -15.54%              03/03/98
Class C              -4.47%              5.99%              05/01/95
S&P 500(1)           21.03%             27.50%(2)           04/30/95(2)
-------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
----------------------------------------------------------
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
----------------------------------------------------------
Management Fees                 0.90%     0.90%     0.90%

Distribution and/or
Service (12b-1) Fees(2)         0.35      1.00      1.00

Other                           0.80      0.80      0.80

Total Annual Fund
Operating Expenses              2.05      2.70      2.70

Fee Waiver(3)                   0.33      0.33      0.33

Net Expenses                    1.72%     2.37%     2.37%
---------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) This distributor has agreed to limit the Class A shares' Rule 12b-1 distribution plan payments to 0.25%. The Class A total annual operating expenses including this limitation are 1.62%.

(3) The advisor has contractually agreed to limit Total Annual Fund Operating Expenses, excluding management fees, Rule 12b-1 distribution fees, directors' fees, interest expense, taxes, dividend expense on short sales, extraordinary expenses and increases in expenses due to expense offset arrangement, if any, to 0.45%.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $673    $1,087    $1,526     $2,741
Class B    773     1,138     1,630      2,875
Class C    373       838     1,430      3,032
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $673    $1,087     $1,526     $2,741
Class B    273       838      1,430      2,875
Class C    273       838      1,430      3,032
----------------------------------------------

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO, Inc. (the subadvisor), the fund's subadvisor, is located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal period ended July 31, 2000, the advisor received compensation of 0.90% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- Joe V. Rodriguez, Jr., Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- James W. Trowbridge, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Advisor Real Estate Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term gains, if any, annually and short-term capital gains, if any, quarterly.

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years or periods ended since December 31, 1998, has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior years was audited by other public accountants.

                                                                              CLASS A(a)
                                                              ------------------------------------------
                                                              SEVEN MONTHS
                                                                 ENDED         YEAR ENDED DECEMBER 31,
                                                                JULY 31,     ---------------------------
                                                                2000(b)       1999     1998(b)   1997(b)
                                                              ------------   -------   -------   -------
Net asset value, beginning of period                            $ 10.61      $ 11.46   $15.74    $ 14.19
------------------------------------------------------------    -------      -------   -------   -------
Income from investment operations:
  Net investment income                                            0.30         0.42     0.58       0.34
------------------------------------------------------------    -------      -------   -------   -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.38        (0.75)   (4.11)      2.39
------------------------------------------------------------    -------      -------   -------   -------
    Total from investment operations                               2.68        (0.33)   (3.53)      2.73
------------------------------------------------------------    -------      -------   -------   -------
Less distributions:
  Dividends from net investment income                            (0.25)       (0.52)   (0.50)     (0.44)
------------------------------------------------------------    -------      -------   -------   -------
  Distributions from net realized gains                              --           --    (0.25)     (0.74)
------------------------------------------------------------    -------      -------   -------   -------
    Total distributions                                           (0.25)       (0.52)   (0.75)     (1.18)
------------------------------------------------------------    -------      -------   -------   -------
Net asset value, end of period                                  $ 13.04      $ 10.61   $11.46    $ 15.74
============================================================    =======      =======   =======   =======
Total return(c)                                                   25.61%       (2.88)% (22.54)%    19.78%
============================================================    =======      =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $23,187      $16,279   $20,087   $16,507
============================================================    =======      =======   =======   =======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.62%(d)     1.61%    1.55%      1.60%
------------------------------------------------------------    -------      -------   -------   -------
  Without fee waivers                                              2.05%(d)     1.73%    1.71%      1.70%
============================================================    =======      =======   =======   =======
Ratio of net investment income to average net assets               4.49%(d)     3.70%    4.37%      3.26%
============================================================    =======      =======   =======   =======
Portfolio turnover rate                                              39%          52%      69%        57%
============================================================    =======      =======   =======   =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $18,157,465.

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                              SEVEN MONTHS                    MAY 3, 1998
                                                                 ENDED        YEAR ENDED          TO
                                                                JULY 31,     DECEMBER 31,    DECEMBER 31,
                                                                2000(a)          1999           1998(a)
                                                              ------------   ------------   ---------------
Net asset value, beginning of period                            $ 10.64         $11.48          $ 15.34
------------------------------------------------------------    -------         ------          -------
Income from investment operations:
  Net investment income                                            0.25           0.32             0.37
------------------------------------------------------------    -------         ------          -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.39          (0.72)           (3.58)
------------------------------------------------------------    -------         ------          -------
    Total from investment operations                               2.64          (0.40)           (3.21)
------------------------------------------------------------    -------         ------          -------
Less distributions:
  Dividends from net investment income                            (0.21)         (0.44)           (0.40)
------------------------------------------------------------    -------         ------          -------
  Distributions from net realized gains                              --             --            (0.25)
------------------------------------------------------------    -------         ------          -------
    Total distributions                                           (0.21)         (0.44)           (0.65)
------------------------------------------------------------    -------         ------          -------
Net asset value, end of period                                  $ 13.07         $10.64          $ 11.48
============================================================    =======         ======          =======
Total return(b)                                                   25.08%         (3.53)%         (21.02)%
============================================================    =======         ======          =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,722         $9,839          $ 6,901
============================================================    =======         ======          =======
Ratio of expenses to average net assets:
  With fee waivers                                                 2.37%(c)       2.35%            2.31%(d)
------------------------------------------------------------    -------         ------          -------
  Without fee waivers                                              2.70%(c)       2.37%            2.35%(d)
============================================================    =======         ======          =======
Ratio of net investment income to average net assets               3.73%(c)       2.96%            3.62%(d)
============================================================    =======         ======          =======
Portfolio turnover rate                                              39%            52%              69%
============================================================    =======         ======          =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $10,553,634.
(d) Annualized.

                                                                                       CLASS C(a)
                                                          --------------------------------------------------------------------
                                                          SEVEN MONTHS                                            MAY 1, 1995
                                                             ENDED              YEAR ENDED DECEMBER 31,               TO
                                                            JULY 31,     -------------------------------------   DECEMBER 31,
                                                            2000(b)      1999(b)   1998(b)   1997(b)    1996         1995
                                                          ------------   -------   -------   -------   -------   -------------
Net asset value, beginning of period                        $ 10.62      $ 11.46   $ 15.74   $ 14.19   $ 10.76      $10.00
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
Income from investment operations:
  Net investment income                                        0.25         0.33      0.50      0.36      0.33        0.16
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.39        (0.73)    (4.13)     2.26      3.51        0.75
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
    Total from investment operations                           2.64        (0.40)    (3.63)     2.62      3.84        0.91
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
Less distributions:
  Dividends from net investment income                        (0.21)       (0.44)    (0.40)    (0.33)    (0.31)      (0.15)
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
  Distributions from net realized gains                          --           --     (0.25)    (0.74)    (0.10)         --
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
    Total distributions                                       (0.21)       (0.44)    (0.65)    (1.07)    (0.41)      (0.15)
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
Net asset value, end of period                              $ 13.05      $ 10.62   $ 11.46   $ 15.74   $ 14.19      $10.76
========================================================    =======      =======   =======   =======   =======      ======
Total return(c)                                               25.13%       (3.54)%  (23.16)%   18.88%    36.43%       9.12%
========================================================    =======      =======   =======   =======   =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $20,306      $19,992   $32,921   $43,934   $20,566      $5,565
========================================================    =======      =======   =======   =======   =======      ======
Ratio of expenses to average net assets:
  With fee waivers                                             2.37%(d)     2.35%     2.31%     2.35%     2.40%       2.40%(e)
--------------------------------------------------------    -------      -------   -------   -------   -------      ------
  Without fee waivers                                          2.70%(d)     2.37%     2.37%     2.35%     2.40%       2.40%(e)
========================================================    =======      =======   =======   =======   =======      ======
Ratio of net investment income to average net assets           3.73%(d)     2.96%     3.62%     2.54%     3.21%       4.68%(e)
========================================================    =======      =======   =======   =======   =======      ======
Portfolio turnover rate                                          39%          52%       69%       57%       25%          7%
========================================================    =======      =======   =======   =======   =======      ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $19,011,605 for July 31, 2000.
(e) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       eight years after the end of         shares
                                       the month in which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after the end of the month in which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after the end of the month in which you purchased your original shares.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--06/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--06/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--06/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--06/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--06/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--06/00                            A-8

                          ----------------------------
                          AIM ADVISOR REAL ESTATE FUND
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)
--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Advisor Real Estate Fund
SEC 1940 Act file number: 811-3886
----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   REA-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION




                              AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND


                    (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS)


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                         A COPY OF WHICH MAY BE OBTAINED
                      FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS, INC.,
                      P.O. BOX 4739, HOUSTON, TX 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------



         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 11, 2000, RELATING TO THE AIM ADVISOR FLEX FUND PROSPECTUS DATED SEPTEMBER 11, 2000,
 THE AIM ADVISOR INTERNATIONAL VALUE FUND PROSPECTUS DATED SEPTEMBER 11, 2000,
         AND THE AIM ADVISOR REAL ESTATE FUND DATED SEPTEMBER 11, 2000

                                TABLE OF CONTENTS

                                                                                                               PAGE
INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE TRUST...............................................................................1

         The Trust and its Shares.................................................................................1

ADDITIONAL INFORMATION ABOUT THE FUNDS............................................................................3

         Flex Fund................................................................................................3
         Real Estate Fund.........................................................................................5
         International Value Fund.................................................................................5

INVESTMENT STRATEGIES AND RISKS...................................................................................6

         Convertible Securities...................................................................................7
         Foreign Securities.......................................................................................7
         Developing Countries.....................................................................................8
         Options..................................................................................................8
         Combined Option Positions................................................................................9
         Futures Contracts........................................................................................9
         Options on Futures Contracts............................................................................10
         Risks as to Futures Contracts and Related Options.......................................................11
         Forward Foreign Currency Exchange Contracts.............................................................12
         Securities Issued on a When-Issued or Delayed Delivery Basis............................................12
         Swap Agreements.........................................................................................12
         Short Sales.............................................................................................13
         Mortgage-Related Securities.............................................................................13
         Risks of Mortgage-Related Securities....................................................................16
         Real-Estate Industry Securities.........................................................................16
         Repurchase Agreements...................................................................................16
         Lending of Portfolio Securities.........................................................................17
         Interfund Loans.........................................................................................17
         Equity-Linked Derivatives...............................................................................17
         Investment in Other Investment Companies................................................................18
         Temporary Defensive Investments.........................................................................18

INVESTMENT RESTRICTIONS..........................................................................................18

         Fundamental Restrictions................................................................................18
         Non-Fundamental Restrictions............................................................................19

PORTFOLIO SECURITIES LOANS.......................................................................................20


MANAGEMENT OF THE TRUST..........................................................................................21

         Trustees and Officers...................................................................................21
         Remuneration of Trustees................................................................................24
         AIM Funds Retirement Plan for Eligible Directors/Trustees...............................................26

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................27


THE DISTRIBUTION PLANS...........................................................................................31

         The Class A and C Plan..................................................................................32
         The Class B Plan........................................................................................32
         Both Plans..............................................................................................32

THE DISTRIBUTOR..................................................................................................38

REDUCTIONS IN INITIAL SALES CHARGES..............................................................................42


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................46


HOW TO PURCHASE AND REDEEM SHARES................................................................................48

         Backup Withholding......................................................................................49

NET ASSET VALUE DETERMINATION....................................................................................50


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................51

         Reinvestment of Dividends and Distributions.............................................................51
         Tax Matters.............................................................................................52
         Special Tax Information.................................................................................52
         Qualification as a Regulated Investment Company.........................................................52
         Determination of Taxable Income of a Regulated Investment Company.......................................53
         Excise Tax on Regulated Investment Companies............................................................54
         Swap Agreements.........................................................................................54
         Investment in Passive Foreign Investment Companies......................................................55
         Debt Securities Acquired at a Discount..................................................................55
         Distributions...........................................................................................56
         Disposition of Shares...................................................................................56
         Other Taxation..........................................................................................57

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................57

         General Brokerage Policy................................................................................57
         Allocation of Portfolio Transactions....................................................................58
         Section 28(e) Standards.................................................................................58
         Transactions with Regular Brokers.......................................................................59
         Brokerage Commissions Paid..............................................................................59
         Portfolio Turnover......................................................................................60

REDEMPTIONS......................................................................................................60


PERFORMANCE INFORMATION..........................................................................................60


SHAREHOLDER INFORMATION..........................................................................................64


MISCELLANEOUS INFORMATION........................................................................................66

         Charges for Certain Account Information.................................................................66
         Audit Reports...........................................................................................66
         Legal Matters...........................................................................................66
         Custodian and Transfer Agent............................................................................67
         Principal Holders of Securities.........................................................................67

APPENDIX.........................................................................................................71


FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         AIM Advisor Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the AIM ADVISOR FLEX FUND (formerly, INVESCO Advisor Flex Portfolio) (the "Flex Fund") is included in a Prospectus dated September 11, 2000. The information for the AIM ADVISOR INTERNATIONAL VALUE FUND (formerly, INVESCO Advisor International Value Portfolio) (the "International Value Fund") is included in a Prospectus dated September 11, 2000. The information for the AIM ADVISOR REAL ESTATE FUND (formerly, INVESCO Advisor Real Estate Portfolio) (the "Real Estate Fund") is included in a Prospectus dated September 11, 2000. Additional copies of the Prospectuses and Statement of Additional Information may be obtained without charge by writing the principal distributor of the Trust's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in the Funds.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus, and in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

         The Trust is currently organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"). The Trust was organized in 1989 as AIM Advisor Funds, Inc., a Maryland corporation, pursuant to Amended and Restated Articles of Incorporation. Pursuant to an Agreement and Plan of Reorganization, the Funds were reorganized on September 11, 2000 as portfolios of the Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series, management investment company. Each Fund is a series of the Trust. The Trust currently consists of three separate portfolios:
AIM ADVISOR FLEX FUND , AIM ADVISOR INTERNATIONAL VALUE FUND and AIM ADVISOR REAL ESTATE FUND (individually, a "Fund" and collectively, the "Funds"). Each portfolio of the Trust offers Class A, Class B and Class C shares. This Statement of Additional Information and the associated Prospectuses relate solely to each Fund. Prior to August 4, 1997 and January 16, 1996, the Trust was known as INVESCO Advisor Funds, Inc. and the EBI Funds, Inc., respectively.

         Effective August 4, 1997, A I M Advisors, Inc. ("AIM" or "Advisor") became the investment advisor for the Funds pursuant to an investment advisory agreement with terms substantially identical to those of the Trust's prior investment advisory contracts with INVESCO Services, Inc. INVESCO Global Asset Management (N.A.), Inc. is the sub-advisor for INTERNATIONAL VALUE FUND. INVESCO, Inc. (formerly known as INVESCO Capital Management, Inc.) is the sub-advisor for FLEX FUND and REAL ESTATE FUND.

         Pursuant to the Agreement and Plan of Reorganization, the Funds succeeded to the assets and assumed the liabilities of the series portfolios with corresponding names (the "Predecessor Funds") of AIM Advisor Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 11, 2000 relating to the Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof.) Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

         The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each such class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of the outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectuses and Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for full shares.

         Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. No other shares have conversion rights. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of each Fund must approve any material increase in fees payable with respect to that Fund under the Class A and C Plan or a new class of shares into which the Class B shares will convert must be created which will be identical in all material respects to the Class A shares prior to the material increase in fees.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

        The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

        Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

        The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, officers, employees and agents of the Trust, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


FLEX FUND

         The FLEX FUND invests in a combination of equity securities and fixed and variable income securities. It is possible that the ability of the Fund to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations in the income securities portion of its portfolio.

         Typically a minimum of 20% of the total assets of the FLEX FUND will be invested in equity securities and a minimum of 20% of total assets will be invested in fixed and variable income securities. The remaining 60% of its portfolio will vary in asset allocation according to INVESCO, Inc.'s assessment of business, economic, and market conditions. INVESCO, Inc.'s analytical processes associated with making allocation decisions are based upon a combination of historical financial results and current prices for stocks and the current yield to maturity available in the market for bonds. The premium return available from one category relative to the other determines the actual asset deployment. INVESCO, Inc.'s asset allocation processes are systematic and are based on current information rather than forecasted change. The FLEX FUND seeks reasonably consistent returns over a variety of market cycles.

         The FLEX FUND has established minimum investment standards with respect to its investment in common stocks which are identical to those established by INVESCO, Inc., the Fund's sub-advisor, with respect to the management of large capitalization value portfolios for its private advisory clients. These standards include utilization of a proprietary database consisting of 800 of the largest companies in the United States, each of which is required to have 10 years of financial history in order to be included in the database. The database relates the current price of each stock to each company's historical record and ranks the 800 stocks based on the best relative value. The top 250 stocks are then subjected to fundamental investment analysis, resulting in a purchase list of 100 stocks from which investments are selected. The fixed income securities in which FLEX FUND will invest will consist of those fixed income obligations which INVESCO, Inc., the Fund's sub-advisor, believes are of a higher quality than has been generally recognized by the marketplace. If INVESCO, Inc.'s analysis is correct in these cases, the value of these obligations should increase as the marketplace recognizes the higher quality of the obligations. INVESCO, Inc. intends to identify investments which it believes to be undervalued (and therefore higher yielding) in light of, among other things, historic and current financial condition of the issuer, current and anticipated cash flow and borrowing requirement, strength of management, responsiveness to business conditions, credit standing and historic and current results of operations.

         Fixed-income securities in which the FLEX FUND invests consist primarily of U.S. government obligations and carefully selected fixed income corporate obligations which INVESCO, Inc. considers to be of investment grade quality. The FLEX FUND invests only in those corporate obligations which in INVESCO, Inc.'s opinion have the investment characteristics described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by Standard & Poor's, a division of McGraw-Hill Companies Inc. ("S&P") in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. It is possible that the ability of the Fund to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations. For a description of these ratings, see the Appendix. Investments in government obligations will include direct obligations of the U.S. government, such as U.S. Treasury Bills, Notes and Bonds, obligations guaranteed by the U.S. government, such as Government National Mortgage Association obligations, and obligations of U.S. government authorities, agencies and instrumentalities, such as Fannie Mae (formerly, the Federal National Mortgage Association), Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank obligations.

         The FLEX FUND may invest in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), which carry a guarantee from an agency of the U.S. government or a private issuer of the timely payment of principal and interest or, in the case of unrated securities, are considered by the sub-advisor to be investment grade quality. For a description of the risks associated with these securities, see "Investment Strategies and Risks."

         The FLEX FUND does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and it may acquire such unrated obligations which in the opinion of INVESCO, Inc. are of quality at least equal to a rating of Baa by Moody's or BBB by S&P. With respect to investments in unrated obligations, the Fund will be more reliant on INVESCO, Inc.'s judgement and experience than would be the case if the FLEX FUND invested solely in rated obligations. Obligations rated Baa by Moody's or BBB by S&P may have speculative characteristics. A rating of Baa by Moody's indicates that the obligation is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. A rating of BBB by S&P indicates that the obligation is in the lowest "investment grade" security rating. Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Although such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than obligations in the top three "investment grade" categories. Investors should note that investments in fixed income obligations will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of fixed income obligations in which the Fund invests generally will be affected changes in the level of interest rates. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. Both credit and market risks as described above are increased by investing in fixed income obligations rated Baa by Moody's and BBB by S&P. For a more detailed description of these ratings, see the Appendix.

REAL ESTATE FUND

         The Fund seeks to achieve its objective by investing primarily in securities of domestic and foreign real-estate and real-estate related companies. The Fund will not invest directly in private real estate assets.

         Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of domestic and foreign real-estate and real-estate related companies. Generally, these companies are listed on U.S. securities exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Companies listed on NASDAQ are generally smaller-capitalization companies whose securities may be subject to large price fluctuations which could increase the potential for short-term gains or losses. The Fund considers a company to be in the real-estate or real-estate related industry if (i) at least 50% of the assets, gross income or net profits of the company are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity real estate investment trusts ("REIT") which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) the products and services of the company are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund concentrates its investments, which means that it will invest 25% or more of its total assets in one or more real-estate or real-estate related industries.

         The Fund may also invest up to 35% of its total assets in equity, debt, or convertible securities of companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund also may invest up to 35% of its total assets in securities of companies unrelated to real estate industry which are believed by the sub-advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest all or part of its assets in debt securities of companies related to the real estate industry. Debt securities purchased by the Fund will be limited to those rated at the time of the investment as investment grade by Moody's or S&P or, if unrated, determined by the sub-advisor to be of comparable quality. For a description of these ratings and a discussion of factors relevant to a determination that an unrated security is of comparable quality, see the Appendix.

         INVESCO, Inc., the Fund's sub-advisor, utilizes both fundamental real estate analysis and quantitative securities analysis to select investments for the Fund. The fundamental real estate characteristics of securities included in the qualifying universe are determined by analysis of a company's management and strategic focus and an evaluation of the location, physical attributes and cash flow generating capacity of a company's properties. Each component of the analysis is assigned a weight and each company is systematically ranked to determine which company's securities are to be emphasized in the selection of Fund investments.

         INVESCO, Inc.'s quantitative analysis applies a proprietary database and multi-factor regression model to rank individual securities in the qualifying universe from highest to lowest expected returns. Investment consideration is limited to those actively traded securities which are expected to outperform the NAREIT Equity Index over the subsequent three-month period. The NAREIT Equity Index is composed of common stocks of all tax-qualified equity REITS listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

         After ranking each security fundamentally and quantitatively, a diversified portfolio is created through a statistical optimization process. This technique incorporates such factors as expected return, volatility, correlation to other stocks already held in the portfolio, and turnover costs.

INTERNATIONAL VALUE FUND

         The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of foreign equity securities, consisting of common stocks, preferred stocks, warrants, and securities convertible into common stock. INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), the Fund's sub-advisor, intends to hold securities in its portfolio of companies domiciled in at least four countries. Moreover, consistent with its objective of current income, the Fund may invest up to 35% of its total assets in debt securities rated at the time of investment as investment grade or, if unrated, determined by the sub-advisor to be of comparable quality.

         Although the Fund intends to invest principally in securities of companies in developed nations, including Europe and the Pacific Rim, it may also invest up to 20% of its total assets in equity securities of companies domiciled in emerging market countries.

         IGAM has access to the data and research of the Global Asset Allocation Committee of its parent company, AMVESCAP PLC (formerly INVESCO PLC). See "Management of the Trust." This worldwide data and research from the parent company, together with the sub-advisor's proprietary database consisting primarily of large and medium capitalization non-U.S. companies, provide investment research and information which aid IGAM in determining which stocks are selected for the Fund.

         Stocks within the sub-advisor's database are subjected to proprietary computer analytical systems designed to compare the price of each stock to various factors which include shareholders' equity per share, historic return on equity, and the company's ability to reinvest earnings for future growth or to pay earnings in the form of dividends. The results of this analysis are then used to assist IGAM in determining the relative value of each stock. Each stock's final selection is based primarily upon IGAM's opinion of the relative value of the stock and takes into account the company's historic and current operating results combined with an analysis of the likelihood of favorable operating results being extended into future years. The final selection of a stock for the Fund may also take into account the sub-advisor's opinion of the attractiveness of the stock to the Fund as a whole based on diversification and risk considerations.

         IGAM does not make country or industry allocation decisions based on worldwide market or industry forecasts. Consequently, the industry and country weightings in the Fund tend to be a by-product of the stock selection process and Fund construction. Given the difficulty of profitably applying aggressive currency management over long periods of time, IGAM tends to incorporate currency hedging strategies only at the extremes of relative valuation ranges.


                         INVESTMENT STRATEGIES AND RISKS

         Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectuses under the heading "Investment Objective and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectuses under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

         Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

         Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

CONVERTIBLE SECURITIES

         Although the equity investments of the INTERNATIONAL VALUE FUND consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the sub-adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

FOREIGN SECURITIES

         FLEX FUND and REAL ESTATE FUND may invest up to 25% of total assets directly in foreign securities and ADRs. INTERNATIONAL VALUE FUND and REAL ESTATE FUND may also invest in foreign currency-denominated fixed income securities. Foreign securities are securities issued by companies whose principal business activities are outside the United States. These foreign securities may be registered and traded in U.S. markets, traded in foreign markets or evidenced by ADRs. Investing in foreign securities may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

         ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets.

         ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The FLEX FUND intends to invest only in sponsored ADRs. The INTERNATIONAL VALUE FUND and REAL ESTATE FUND may invest in both sponsored and unsponsored ADRs.

         Since certain Funds are authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, as well as ADRs with respect to such securities, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of such ADRs and securities in the Funds and the unrealized appreciation or depreciation of such investments. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect a Fund's yield on assets denominated in currencies other than the U.S. dollar and ADRs.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

DEVELOPING COUNTRIES

         The INTERNATIONAL VALUE FUND may invest in securities of companies domiciled in developing countries. Investment in developing countries presents risks greater in degree than, and in addition to, those presented by investment in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the INTERNATIONAL VALUE FUND. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

OPTIONS

         The purpose of engaging in put and call transactions is to hedge against changes in the market value of the Funds' portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Funds will not engage in such transactions for speculative purposes and will engage in such transaction only for hedging purposes and only when the benefits to be gained outweigh the cost of entering into such transaction. Each of the Funds is authorized to write
(sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involve certain risks. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

         Each Fund may purchase put options. A put purchased by a Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short. It may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract. A Fund may engage in strategies employing combinations of covered put and call options. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Each Fund may also buy or sell put and call options on foreign securities and foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

COMBINED OPTION POSITIONS

         Each Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, a Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "straddle," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS

         Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

         A description of the various types of futures contracts that may be utilized by the Funds is as follows:

Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ -100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry. The Funds will only enter into stock index futures contracts in order to hedge the value of its portfolio against changes in market conditions. When a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of a Fund's portfolio of securities, the Fund may sell stock index futures contracts. The Funds are subject to certain restrictions on their use of financial futures contracts and options. A Fund will not enter into financial futures contracts or purchase options on financial futures contracts if, after such a transaction, the sum of initial margin deposits on the open financial futures contracts and of premiums paid on open options on financial futures contracts would exceed 5% of the Fund's total assets. Subject to the provisions of the Trust's fundamental investment policies, a Fund will not enter into financial futures contracts or write options (except to close out open positions) if, after such a transaction, the aggregate principal amount of all open financial futures contract and all options under which the Fund is obligated would exceed 100% of the Fund's total assets. A Fund will not purchase put and call options on debt securities if, after such a transaction, the sum invested for premiums in such options exceeds 2% of the Fund's total assets.

         The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

Foreign Currency Futures Contracts

         A Fund may also use futures contracts to hedge the risk of changes in the exchange rate of foreign currencies. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

OPTIONS ON FUTURES CONTRACTS

         Each Fund may purchase options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         A Fund will purchase put options on futures contracts to hedge against the risk of falling prices for its respective portfolio securities. A Fund will purchase call options on futures contracts as a hedge against a rise in the price of securities which it intends to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on a portfolio security or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt security or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stock, debt security or foreign currency which is the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt security or foreign currency, a Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt security or foreign currency which is the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Funds is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts, there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which a Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and a Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such contracts may not be entered into for speculative purposes. A Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or "cover" its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Fund.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         The REAL ESTATE FUND and INTERNATIONAL VALUE FUND may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, a Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated liquid assets will equal the amount of the Fund's when-issued commitments. To the extent liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

SWAP AGREEMENTS

         Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters-Swap Agreements."

SHORT SALES

         None of the Funds will make short sales of securities or maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In no event may more than 10% of a Fund's total assets be deposited or pledged as collateral for such sales at any one time.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations ("CMO")"), and in other types of mortgage-related securities.

         MORTGAGE PASS-THROUGH SECURITIES. The FLEX FUND may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Fannie Mae (formerly, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC")). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or other assets which in the sub-adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, Fannie Mae or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The FLEX FUND and the REAL ESTATE FUND may invest in CMOs. The REAL ESTATE FUND can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         Mortgage-backed bonds --- are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and Fannie Mae and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

         Asset-backed securities --- are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.


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
         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

RISKS OF MORTGAGE-RELATED SECURITIES

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

REAL-ESTATE INDUSTRY SECURITIES

         Because each of the funds can invest in securities of companies engaged in the real-estate industry, it could conceivably own real estate directly as a result of a default on debt securities it owns. A fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a fund. By investing in REITs indirectly through a fund, a shareholder will bear not only his proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

         Each of the Funds may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a transaction in which a Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the particular Fund's assets. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Funds if the other party to the repurchase agreement becomes insolvent. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss. It is intended (but not required) that at no time will the market value of any of the Fund's securities subject to repurchase agreements exceed 50% of the total assets of such Fund entering into such agreements. It is intended for these Funds to enter into repurchase agreements with commercial banks and securities dealers. The Board of Trustees will monitor the creditworthiness of such entities.

LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

         Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

EQUITY-LINKED DERIVATIVES

         Each of the Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that REAL ESTATE FUND is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% of more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         REAL ESTATE FUND will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real-estate related companies.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

         The following non-fundamental investment restrictions apply to each of the Funds, except that REAL ESTATE FUND is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         For purposes of REAL ESTATE FUND'S fundamental restriction regarding industry concentration, real estate and real-estate related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) its products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.


                           PORTFOLIO SECURITIES LOANS

         Each of the Funds may lend limited amounts of Fund securities (not to exceed 10% of total assets) to broker-dealers or other institutional investors. The sub-advisors will monitor the creditworthiness of such broker-dealers in accordance with procedures adopted by the Trustees. Fund management understands that it is the current view of the staff of the SEC that the Funds are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or U.S. government securities, e.g., U.S. Treasury bills or notes, from the borrower;
(2) the borrower must increase the collateral whenever the market value of the borrowed securities (determined on a daily basis) rises above the level of the collateral; (3) the applicable Fund must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value; (5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Fund must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the sub-advisers to be of good standing and will not be made unless, in the judgment of the respective sub-adviser, the consideration to be earned from such loans would justify the risk.

         It is expected that each of the Funds will use the cash portions of loan collateral to invest in short-term income producing securities for such Fund's account and that such Fund may share some of the income from these investments with the borrower.

                             MANAGEMENT OF THE TRUST

         The overall management of the business and affairs of the Fund and the Trust is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. All of the Trust's executive officers hold similar offices with some or all of the AIM Funds.

                                           POSITIONS HELD WITH   PRINCIPAL OCCUPATION DURING, AT LEAST, THE
          NAME, ADDRESS AND AGE                 REGISTRANT       PAST 5 YEARS
          ---------------------            -------------------   ------------------------------------------
*CHARLES T. BAUER (81)                     Trustee and Chairman  Director and Chairman, A I M Management Group
                                                                 Inc., A I M Advisors, Inc., A I M Capital
                                                                 Management, Inc., A I M Distributors, Inc., A I M
                                                                 Fund Services, Inc. and Fund Management Company;
                                                                 and Executive Vice Chairman and Director,
                                                                 AMVESCAP PLC.

BRUCE L. CROCKETT (56)                           Trustee         Director, ACE Limited (insurance company).
906 Frome Lane                                                   Formerly, Director, President and Chief Executive
McLean, VA 22102                                                 Officer, COMSAT Corporation and Chairman, Board
                                                                 of Governors of INTELSAT (international
                                                                 communications company.)

OWEN DALY II (75)                                Trustee         Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                                              (investment company), CF & I Steel Corp.,
Baltimore, MD  21210                                             Monumental Life Insurance Company and Monumental
                                                                 General Insurance Company; and Chairman of the
                                                                 Board of Equitable Bancorporation.


----------

* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act. Mr. Bauer has notified the Board that he intends to retire from his positions as an officer and trustee of the Fund effective September 30, 2000. The Board does not presently intend to fill the vacancy that will result from Mr. Bauer's retirement. Effective September 30, 2000, Mr. Graham will succeed Mr. Bauer as Chairman of the Board.

                                           POSITIONS HELD WITH   PRINCIPAL OCCUPATION DURING, AT LEAST, THE
          NAME, ADDRESS AND AGE                 REGISTRANT       PAST 5 YEARS
          ---------------------            -------------------   ------------------------------------------
EDWARD K. DUNN, JR. (65)                         Trustee         Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza, 8th Floor                                       Mortgage Corp. Formerly, Vice Chairman of the
Suite 805                                                        Board of Directors, President and Chief Operating
Baltimore, MD 21201                                              Officer, Mercantile-Safe Deposit & Trust Co.; and
                                                                 President, Mercantile Bankshares.

JACK FIELDS (48)                                 Trustee         Chief Executive Officer, Texana Global, Inc.
434 New Jersey Avenue, S.E.                                      (foreign trading company) and Twenty-First
Washington, DC 20003                                             Century Group, Inc. (governmental affairs
                                                                 company). Formerly, Member of the U. S. House of
                                                                 Representatives.

**CARL FRISCHLING (63)                           Trustee         Partner, Kramer, Levin, Naftalis & Frankel LLP
  919 Third Avenue                                               (law firm).
  New York, NY 10022

*ROBERT H. GRAHAM (53)                         Trustee and       Director, President and Chief Executive Officer,
                                                President        A I M Management Group Inc.; Director and
                                                                 President, A I M Advisors, Inc.; Director and
                                                                 Senior Vice President, A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc., A I M Fund
                                                                 Services, Inc. and Fund Management Company; and
                                                                 Director and CEO, Managed Products, AMVESCAP PLC.

PREMA MATHAI-DAVIS (49)                          Trustee         Formerly, Chief Executive Officer, YWCA of the
370 East 76th Street                                             USA.
New York, NY 10021

LEWIS F. PENNOCK (57)                            Trustee         Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

LOUIS S. SKLAR (60)                              Trustee         Executive Vice President, Development and
The Williams Tower, 50th Floor                                   Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                              (real estate development).
Houston, TX 77056


----------

** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

                                           POSITIONS HELD WITH   PRINCIPAL OCCUPATION DURING, AT LEAST, THE
          NAME, ADDRESS AND AGE                 REGISTRANT       PAST 5 YEARS
          ---------------------            -------------------   ------------------------------------------
GARY T. CRUM (52)                              Senior Vice       Director and President, A I M Capital Management,
                                                President        Inc.; Director and Executive Vice President,
                                                                 A I M Management Group Inc.; Director and Senior
                                                                 Vice President, A I M Advisors, Inc.; and
                                                                 Director, A I M Distributors, Inc. and AMVESCAP
                                                                 PLC.

CAROL F. RELIHAN (45)                          Senior Vice       Director, Senior Vice President, General Counsel
                                              President and      and Secretary, A I M Advisors, Inc.; Senior Vice
                                                Secretary        President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President
                                                                 and General Counsel, Fund Management Company;
                                                                 General Counsel and Vice President, A I M Fund
                                                                 Services, Inc.; and Vice President, A I M Capital
                                                                 Management, Inc. and A I M Distributors, Inc.

DANA R. SUTTON (41)                         Vice President and   Vice President and Fund Controller, A I M
                                                Treasurer        Advisors, Inc.; and Assistant Vice President and
                                                                 Assistant Treasurer, Fund Management Company.

ROBERT G. ALLEY (51)                          Vice President     Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

STUART W. COCO (45)                           Vice President     Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX (56)                          Vice President     Vice President and Chief Compliance
                                                                 Officer, A I M Advisors, Inc., A I M Capital
                                                                 Management, Inc., A I M Fund Services, Inc.
                                                                 and Fund Management Company.

KAREN DUNN KELLEY (40)                        Vice President     Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

EDGAR M. LARSEN (60)                          Vice President     Vice President, A I M Capital Management, Inc.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board of Trustees, as applicable, shall make the final determination of persons to be nominated.

REMUNERATION OF TRUSTEES

        Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds as well as a trustee of the Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust during the period ended July 31, 2000 and the year ended December 31, 1999:

                                                                                 RETIREMENT          TOTAL
                                JULY 31, 2000          DECEMBER 31, 1999           BENEFITS       COMPENSATION
                            ESTIMATED COMPENSATION   ESTIMATED COMPENSATION     ACCRUED BY ALL       FROM ALL
       TRUSTEE                  FROM TRUST(1)            FROM TRUST(2)            AIM FUNDS(3)      AIM FUNDS(4)
       -------              ----------------------   ----------------------     --------------     -------------
Charles T. Bauer                    $    0                   $    0              $      0           $      0

Bruce L. Crockett                    2,233                    4,735                37,485            103,500

Owen Daly II                         2,233                    4,735               122,898            103,500

Edward K. Dunn, Jr.                  2,233                    4,735                     0            103,500

Jack Fields                          2,233                    4,634                15,826            101,500

Carl Frischling(5)                   2,233                    4,735                97,791            103,500

Robert H. Graham                         0                        0                     0                  0

Prema Mathai-Davis                   2,233                    4,655                     0            101,500

Lewis F. Pennock                     2,233                    4,735                45,766            103,500

Ian W. Robinson(6)                       0                    1,304                94,442             25,000

Louis S. Sklar                       2,233                    4,655                90,232            101,500


----------
(1) The total amount of compensation deferred by all directors of the Trust's predecessor during the fiscal period ended July 31, 2000, including earnings thereon, was $13,741.

(2) The total amount of compensation deferred by all directors of the Trust's predecessor during the fiscal year ended December 31, 1999, including earnings thereon, was $31,806.

(3) During the fiscal period ended July 31, 2000 and the fiscal year ended December 31, 1999, the total amount of expenses allocated to the Trust's predecessor in respect of such retirement benefits was $1,627 and $6,864, respectively. Data reflects compensation for the calendar year ended December 31, 1999.

(4) Each trustee serves as director or trustee of at least twelve registered investment companies advised by AIM. Data reflects total compensation earned during the calendar year ended December 31, 1999.

(5) During the fiscal period ended July 31, 2000 and the fiscal year ended December 31, 1999, the Trust's predecessor paid $7,347 and $4,844, respectively, in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP. Mr. Frischling, a trustee of the Trust, is a partner in such firm.

(6) Mr. Robinson was a director of the Trust's predecessor until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 19, 11, 11 and 2 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                Number of
                 Years of                  Annual Retirement
               Service with                 Compensation
              the Applicable                  Paid by All
                AIM Funds                Applicable AIM Funds
                     10                        $67,500

                      9                        $60,750

                      8                        $54,000

                      7                        $47,250

                      6                        $40,500

                      5                        $33,750


Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten (10) years

(depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Trust has entered into a Master Investment Advisory Agreement with AIM. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM is a direct wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, TX 77046. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. Certain of the trustees and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers."

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Trust, on behalf of each Fund, has entered into a Master Investment Advisory Agreement dated September 11, 2000 (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Master Sub-Advisory Contract") with INVESCO, Inc. with respect to FLEX FUND and REAL ESTATE FUND and with IGAM with respect to INTERNATIONAL VALUE FUND. A prior investment advisory agreement with similar terms to the Master Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Master Administrative Services Agreement were in effect prior to September 11, 2000. Prior sub-advisory agreements with similar terms to the Master Sub-Advisory Contracts were in effect prior to September 11, 2000.

         Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

         Under the terms of the Master Sub-Advisory Contracts, dated September 11, 2000, AIM has appointed INVESCO, Inc. to provide certain investment advisory services for FLEX FUND and REAL ESTATE FUND, and IGAM to provide certain investment advisory services for INTERNATIONAL VALUE FUND, subject to overall supervision by AIM and the Trust's Board of Trustees.

         The sub-advisor to the FLEX FUND and REAL ESTATE FUND is INVESCO, Inc. (formerly known as INVESCO Capital Management, Inc.), a Delaware corporation, which has its principal office at 1315 Peachtree Street, N. E., Atlanta, Georgia 30309. INVESCO, Inc. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). INVESCO, Inc. believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO, Inc.'s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters. Prior to January 1, 2000, the sub-advisor to REAL ESTATE FUND was INVESCO Realty Advisors, Inc.

         The sub-advisor to INTERNATIONAL VALUE FUND is IGAM, a Delaware corporation, which has its principal office at 1315 Peachtree Street, N.E., Atlanta, GA 30309. IGAM is registered as an investment advisor under the Advisers Act. IGAM's responsibilities include analyzing global economic trends and establishing AMVESCAP PLC's global investment asset allocation for AMVESCAP PLC affiliates. Prior to June 19, 2000, the sub-advisor for INTERNATIONAL VALUE FUND was INVESCO Global Asset Management, Limited.

         AIM, INVESCO, Inc. and IGAM are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC). AMVESCAP is one of the largest independent investment management businesses in the world.

         Effective August 4, 1997, AIM became the investment advisor for the Funds pursuant to an investment advisory agreement with terms substantially identical to those of the Trust's prior investment advisory contracts with INVESCO Services, Inc. The sub-advisors did not change at that time other than the substitution of INVESCO Global Asset Management, Limited for INVESCO Capital Management, Inc. as sub-advisor to INTERNATIONAL VALUE FUND.

         Under their Master Investment Advisory Agreement and Master Sub-Advisory Contracts (the "Agreements") with the respective Funds, the Advisor and sub-advisors will, subject to the supervision of the Trustees of the Trust and in conformance with the stated policies of the Funds, manage the investment operations of the Funds. In this regard, it will be the responsibility of the Advisor and sub-advisors not only to make investment decisions for the Funds, but also to place the purchase and sale orders for the portfolio transactions of the Funds. (See "Brokerage and Portfolio Transactions.") The sub-advisors may follow a policy of considering sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, the Advisor may engage the services of other investment managers with respect to one or more of the Funds. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

         The Advisor is also responsible for furnishing to the Funds, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the Trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         Rule 18f-3 under the 1940 Act ("Rule 18f-3") permits a fund to use a multiclass system including separate class arrangements for distribution of shares and related exchange privileges applicable to the classes. The Trust has adopted a multiple class plan pursuant to Rule 18f-3, which provides that advisory fees are expenses of a particular Fund and are not attributable to a particular class of the Fund ("Fund Expenses") and, therefore, shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund. (See "Computation of Net Asset Value.")

         Each of the Funds is responsible for the payment of its own expenses. Interest, taxes, distribution expenses, trustees' fees and expenses and extraordinary items such as litigation costs will be borne by the Trust or particular Fund, as applicable. Expenditures, including costs incurred in connection with the purchase or sale of Fund securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         For the services to be rendered and the expenses to be assumed by the Advisor under the Master Investment Advisory Agreement, each Fund will pay to the Advisor an advisory fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. In order to increase the return to investors, AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectuses may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. On an annual basis, the advisory fee is equal to 0.75% of the average net asset value of the FLEX FUND, 0.90% of the average net asset value of the REAL ESTATE FUND and 1.00% of the average net asset value of INTERNATIONAL VALUE FUND. Those fees which equal 0.75% of average annual net assets are higher than those generally charged by investment advisors to similar funds for advisory services. However, the Advisor also provides certain supervisory services to the Funds pursuant to the Master Investment Advisory Agreement.

         For the services to be rendered and the expenses to be assumed by IGAM and INVESCO, Inc. under their respective Master Sub-Advisory Contracts, the Advisor will pay to each sub-advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for each of the FLEX FUND, INTERNATIONAL VALUE FUND and REAL ESTATE FUND.

         The Agreements will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or INVESCO, Inc. or IGAM (in the case of the Master Sub-Advisory Contracts) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment. The Agreements are terminable on 60 days' written notice by either party thereto and will terminate automatically if assigned.

         For the period ended July 31, 2000, and the fiscal years ended
December 31, 1999, 1998 and 1997, the aggregate amounts of the advisory fees paid to AIM (or INVESCO Services, Inc., the prior advisor) by the Funds, were as follows:

                                                                        Aug. 4         Jan. 1
                                                                      to Dec. 31      to Aug. 3
Fund                               2000        1999         1998          1997*           1997
----                           ----------   ----------   ----------    ----------     -----------
FLEX FUND                      $2,047,261   $5,635,894   $5,051,593    $2,511,884     $1,732,896
REAL ESTATE FUND               $  249,957   $  473,702   $  625,129    $  229,632     $   90,122
INTERNATIONAL VALUE FUND       $  773,221   $1,307,027   $1,238,568    $  536,578     $  272,940

         *Effective August 4, 1997, AIM became advisor to the Funds.

         The payments set forth above were made pursuant to a similar advisory agreement between AIM and the Trust's predecessor.

         The investment advisory services of the Advisor and the investment sub-advisory services of the sub-advisors to the Funds are not exclusive and the Advisor and sub-advisors are free to render investment advisory services to others, including other investment companies.

         In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

         AIM Distributors has contractually agreed to limit the Funds' Class A shares' Rule 12b-1 distribution plan payments to 0.25%. AIM has contractually agreed to limit total annual operating expenses, excluding management fees, Rule 12b-1 distribution fees, interest expense and extraordinary items for REAL ESTATE FUND, to 0.45%.

         The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees. The Master Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose.

         The Funds paid AIM the following amounts as reimbursement of administrative services costs under a substantially similar administrative services agreement between AIM and the Trust's predecessor for the period ended July 31, 2000 and the period July 1, 1999 through December 31, 1999:

                                                       JAN. 1       JULY 1
                                                     TO JULY 31    TO DEC. 31
                                                        2000         1999
                                                     ---------    ----------
FLEX FUND............................................  $66,077      $64,957
INTERNATIONAL VALUE FUND.............................   29,098       25,721
REAL ESTATE FUND.....................................   29,098       25,205

         The prior administrative services agreement between AIM and the Trust's predecessor became effective on July 1, 1999. Prior to that date, AIM provided operating services, including certain administrative services, to the Funds pursuant to an operating and services agreement between AIM and the Funds. The Funds paid AIM the following amounts under the operating services agreement for the fiscal years ended December 31, 1999, 1998 and 1997:

                                                                                          AUG. 4        JAN. 1
                                                                                        TO DEC. 31     TO AUG. 3
                                                          1999            1998             1997*          1997
                                                        --------       ----------       ----------     ----------
         FLEX FUND...............................       $443,754       $1,703,905       $1,106,526     $1,407,357
         INTERNATIONAL VALUE FUND................        151,347          390,044          178,446        185,826
         REAL ESTATE FUND........................        114,556          275,972           84,332         73,736

----------

         *Effective August 4, 1997, AIM became advisor to the Funds.

         AIM used these amounts to reimburse itself for certain costs it incurred under the prior operating services agreement and to pay certain third party service providers for accounting, legal, dividend disbursing, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions.

         In addition, the Transfer Agency and Service agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.


                             THE DISTRIBUTION PLANS

         Rule 12b-1 under the 1940 Act ("Rule 12b-1") permits a fund to use its assets to bear expenses of distributing its shares if it complies with various conditions, including adoption of a plan of distribution containing certain provisions set forth in the Rule. The plans described below were approved with respect to each Fund by the trustees of the Fund, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees") and the trustees who have no direct or indirect financial interest in the plan or any agreement related thereto (the "Rule 12b-1 Trustees"). The trustees determined that, in their judgment, there was a reasonable likelihood that the plans will benefit each Fund and its shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility. Continuation of the plans is approved annually.

THE CLASS A AND C PLAN

         The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that Class A shares of each Fund pay 0.35% per annum of their daily average net assets for the Flex Fund, International Value Fund and Real Estate Fund as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of each Fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         Payments to dealers and other financial institutions including AIM Distributors, acting as principal, for providing continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee under the Class A and C Plan. Payments to dealers and other financial institutions including AIM Distributors, in excess of such amount would be characterized as an asset-based sales charge pursuant to the Class A and C Plan.

THE CLASS B PLAN

         The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds. Under the Class B Plan, the Funds pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Funds pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of the Funds authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under
Section 401(a) of the Internal Revenue Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to the Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in a Fund on behalf of Plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         In addition, Shareholder Service Agreements may be permitted under the Plans for bank trust departments and brokers for bank trust departments which provide shareholder services to their customers.

         AIM Distributors, acting as principal, may also enter into Shareholder Service Agreements with the Funds, substantially identical to those agreements entered into with investment dealers or other financial institutions authorizing payments to AIM Distributors for providing continuing personal shareholder services to those customers for which AIM Distributors serves as dealer of record.

         Financial intermediaries and any other person entitled to receive compensation for selling shares of the Funds may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

         The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectuses may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         An estimate by category of the allocation of actual fees paid by each of the Funds under the Plan for Class A shares for the period ended July 31, 2000 and the year ended December 31, 1999, was as follows:


                                                                    REAL                INTERNATIONAL
                                        FLEX FUND               ESTATE FUND               VALUE FUND
                               --------------------------   --------------------     ---------------------
                                 2000             1999        2000        1999         2000         1999
                               --------         ---------   --------    --------     --------     --------
CLASS A
    Advertising .............. $  1,177         $  2,987      $  180     $   289      $   105     $ 1,355

    Printing and mailing
    prospectuses, semi-
    annual reports and
    annual reports
    (other than to current
    shareholders) ............      160             295           24          24           14         134

    Seminars .................      445             597            0         134           79         447

    Compensation to
    Underwriters to partially
    offset other marketing
    expenses..................        0               0            0           0            0           0

    Compensation to
    Dealers including
    finder's fees.............   42,653         109,992       26,214      46,815       46,646      65,699

    Compensation to
    Sales Personnel...........        0               0            0           0            0           0

    Annual Report Total.......   44,435         113,871       26,418      47,262       46,844      67,635

    An estimate by category of the allocation of actual fees paid by each of the Funds under the Plan for Class B shares for the period ended July 31, 2000 and the year ended December 31, 1999, was as follows:

                                                                    REAL                INTERNATIONAL
                                        FLEX FUND               ESTATE FUND               VALUE FUND
                               --------------------------   --------------------     ---------------------
                                 2000             1999        2000         1999        2000         1999
                               --------         ---------   --------    --------     --------     --------
CLASS B

    Advertising ..............  $     0        $  7,029      $     0     $  3,963    $     0       $  6,265

    Printing and mailing
    prospectuses, semi-
    annual reports and
    annual reports
    (other than to current
    shareholders).............        0              262           0            0          0              0

    Seminars..................        0            1,458           0            0          0              0

    Compensation to
    Underwriters to partially
    offset other marketing
    expenses..................   33,596           68,479      46,064       55,344     24,723         31,913

    Compensation to
    Dealers including
    finder's fees.............   11,198           14,077      15,354       14,485      8,241          4,373

    Compensation to
    Sales Personnel...........        0                0           0            0          0              0

    Annual Report Total.......   44,794           91,305      61,418       73,792     32,964         42,551

    An estimate by category of the allocation of actual fees paid by each of the Funds under the Plan for Class C shares for the period ended July 31, 2000 and the year ended December 31, 1999, was as follows:

                                                                                REAL                        INTERNATIONAL
                                              FLEX FUND                      ESTATE  FUND                     VALUE FUND
                                     ---------------------------     ---------------------------     ---------------------------
                                         2000            1999            2000           1999             2000          1999
                                     -----------     -----------     -----------     -----------     -----------     -----------
CLASS C

    Advertising...............       $10,317         $         0     $         0     $       0       $     4,855     $      0

    Printing and mailing
    prospectuses, semi-
    annual reports and
    annual reports
    (other than to current
    shareholders) ............         1,443                   0               0             0               662            0

    Seminars..................         5,346                   0               0             0             2,758            0

    Compensation to
    Underwriters to partially
    offset other marketing
    expenses..................       110,653             785,172           8,229        40,509            52,411      180,143

    Compensation to
    Dealers including
    finder's fees.............     2,381,836           6,182,562         102,412       222,987           492,195      813,792

    Compensation to
    Sales Personnel...........             0                   0               0             0                 0            0

    Annual Report Total.......     2,509,595           6,967,734         110,641       263,495           552,881      993,935

         For the fiscal period ended July 31, 2000 and the fiscal year ended December 31, 1999, each Fund paid AIM Distributors the following amounts with respect to the Class A shares under the Distribution Plans:

                                                    CLASS A SHARES
                                                2000               1999
                                           --------------     --------------
         FLEX FUND                            $44,434           $113,871
         REAL ESTATE FUND                      26,418             47,262
         INTERNATIONAL VALUE FUND              46,844             67,620

         For the fiscal period ended July 31, 2000 and the fiscal year ended December 31, 1999, each Fund paid AIM Distributors the following amount with respect to the Class B shares under the Distribution Plans:

                                                    CLASS B SHARES
                                                2000               1999
                                           --------------     --------------
         FLEX FUND                            $44,795            $91,305
         REAL ESTATE FUND                      61,419             73,791
         INTERNATIONAL VALUE FUND              32,963             42,551

         For the fiscal period ended July 31, 2000 and the fiscal year ended December 31, 1999, each Fund paid AIM Distributors the following amount with respect to the Class C shares under the Distribution Plans:

                                            CLASS C SHARES
                                           2000          1999
                                       ------------   -----------
         FLEX FUND                     $2,509,595     $6,967,734
         REAL ESTATE FUND                 119,641        263,496
         INTERNATIONAL VALUE FUND         552,881        993,935

         The payments set forth above for Class A, Class B and Class C shares were made pursuant to distribution plans in existence prior to September 11, 2000 that were adopted by the Trust's predecessor.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and its respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless the Plans are terminated earlier in accordance with their terms, the Plans continue in effect from year to year as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

         The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.35% of average daily net assets of the Funds' Class A shares as compared to 1.00% of such assets of the Funds' Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

         The Trust has entered into distribution arrangements with AIM Distributors, P.O. Box 4739, Houston, TX 77210-4739, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor in the continuous offering of Class A, Class B and Class C shares of the Funds. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Both such Master Distribution Agreements are hereinafter collectively, referred to as the "Distribution Agreements." Prior to August 4, 1997, INVESCO Services, Inc. (the "Prior Distributor") was the principal underwriter of the Trust.

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement does not affect the obligation of a Fund and its Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its rights to payments under the distribution agreement relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the period ended July 31, 2000, and the years ended
December 31, 1999, 1998 and for the period August 4, 1997 to December 31, 1997, and the amount retained by the Prior Distributor for the period December 31, 1996 to August 3, 1997:

                                                                                          AUGUST 4, 1997      JANUARY 1, 1997
                                                                                                 TO                  TO
                                 2000                 1999                 1998           DECEMBER 31, 1997     AUGUST 3, 1997
                          -------------------  ------------------   ------------------   -------------------   ---------------
                            SALES     AMOUNT    SALES     AMOUNT     SALES     AMOUNT     SALES      AMOUNT        AMOUNT
                           CHARGES   RETAINED  CHARGES   RETAINED   CHARGES   RETAINED   CHARGES    RETAINED      RETAINED
                          --------   --------  --------  --------   --------  --------   --------   --------   ---------------
FLEX FUND                 $39,619    $6,139    $149,959   $22,488   $209,334  $ 33,479   $ 80,657    $11,729      $6,860
REAL ESTATE FUND           44,673     7,817      85,422    13,906    495,211    85,554    356,286     54,138       1,424
INTERNATIONAL VALUE FUND   34,458     5,457      57,098     9,075    159,987    24,723    113,771     16,464       8,333

         The following chart reflects the contingent deferred sales charges paid by Class A shareholders for the period ended July 31, 2000, and the years ended December 31, 1999 and 1998 and for the period August 4, 1997 to December 31, 1997, and by Class B shareholders for the year ended December 31, 1999 and the period March 3, 1998 (inception date for Class B shares) to December 31, 1998, and by Class C shareholders for the years ended December 31, 1999 and 1998 and for the period August 4, 1997 to December 1997, and the amount paid by Class A and Class C shareholders to the Prior Distributor for the period January 1, 1997 to August 3, 1997:

                                                                    AUGUST 4, 1997      JANUARY 1, 1997
                                                                          TO                   TO
                                2000       1999         1998       DECEMBER 31, 1997    AUGUST 3, 1997
                             ----------  --------     --------     -----------------    ---------------
FLEX FUND                    $56,485     $133,285     $100,172          $18,422              $18,877
REAL ESTATE FUND               4,010        9,617       25,274            2,643                1,935
INTERNATIONAL VALUE FUND      25,282       63,088       67,046           13,392                8,692

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter

Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM European Development Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.

                                                                                          Dealer
                                                                                         Concession
                                                         Investor's Sales Charge         ----------
                                                     -----------------------------          As a
                                                          As a             As a          Percentage
                                                       Percentage       Percentage         of the
                                                     of the Public      of the Net         Public
                        Amount of Investment in         Offering          Amount          Offering
                         Single Transaction(1)           Price           Invested          Price
                        -----------------------      -------------      ----------       ----------
                               Less than $   25,000       5.50%            5.82%            4.75%
                  $ 25,000 but less than $   50,000       5.25             5.54             4.50
                  $ 50,000 but less than $  100,000       4.75             4.99             4.00
                  $100,000 but less than $  250,000       3.75             3.90             3.00
                  $250,000 but less than $  500,000       3.00             3.09             2.50
                  $500,000 but less than $1,000,000       2.00             2.04             1.60

----------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Large Cap Growth Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                          Dealer
                                                                                        Concession
                                                      Investor's Sales Charge           ----------
                                                     --------------------------            As a
                                                          As a          As a            Percentage
                                                       Percentage    Percentage           of the
                                                     of the Public   of the Net           Public
                        Amount of Investment in         Offering       Amount             Offering
                           Single Transaction            Price        Invested             Price
                        -----------------------      -------------   ----------         ----------
                               Less than $   50,000      4.75%          4.99%               4.00%
                  $ 50,000 but less than $  100,000      4.00           4.17                3.25
                  $100,000 but less than $  250,000      3.75           3.90                3.00
                  $250,000 but less than $  500,000      2.50           2.56                2.00
                  $500,000 but less than $1,000,000      2.00           2.04                1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                     Dealer
                                                                                   Concession
                                                  Investor's Sales Charge          ----------
                                                --------------------------            As a
                                                     As a          As a            Percentage
                                                 Percentage     Percentage           of the
                                                of the Public   of the Net           Public
               Amount of Investment In            Offering        Amount            Offering
                  Single Transaction                Price        Invested             Price
               -----------------------          -------------   ----------         ----------
                      Less than $  100,000          1.00%          1.01%               0.75%
         $100,000 but less than $  250,000          0.75           0.76                0.50
         $250,000 but less than $1,000,000          0.50           0.50                0.40

        There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

        ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

        In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

        Exchanges of AIM Cash Reserve Fund of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B or Class C shares for purposes of the sales charges and dealer concessions discussed above.

        AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

        Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

        The term "purchaser" means:

        o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

        o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                b. each transmittal must be accompanied by a single check or wire transfer; and

                c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

        o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

        o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plan for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

        o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

        Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

        1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

        Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund and (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund,
(ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,--Registered Trademark-- and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time; and

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (See "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectuses under the caption "Purchasing Shares - How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are described in "REDUCTIONS IN INITIAL SALES CHARGES--Purchases At Net Asset Value." You may also be charged a transaction or other fee by the financial institution managing your account.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectuses under the caption "Exchanging Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "Redeeming Shares - How to Redeem Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of a Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable
CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ('IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o        a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
                  Section 403(b)(7)

         o        the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o        a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o        a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o        a common trust fund operated by a bank under Section 584(a)

         o        a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o        a trust exempt from tax under Section 664 or described in
                  Section 4947.

          Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE:  Section references are to sections of the Code.

          IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

          NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

          In accordance with the current rules and regulations of the SEC, the net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

          A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the

NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares - How to Purchase Shares," and "Redeeming Shares - How to Redeem Shares" and "Pricing of Shares" in each Prospectus.)

          Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

          Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          It is the intention of each of the Funds to distribute to its respective shareholders all of the applicable Fund's net investment income and net realized capital gains, if any. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. The gross income, realized and unrealized capital gains and losses and expenses (other than Class Expenses, as defined below) of each Fund shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund. Expenses to be so allocated include expenses of the Trust that are allocated to a Fund and are not attributable to a particular Fund or class of a Fund ("Trust Expenses") and expenses of the particular Fund that are not attributable to a particular class of the Fund ("Fund Expenses"). Trust Expenses include, but are not limited to, trustees' fees. Fund Expenses include advisory fees and operating service fees. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code").

          The FLEX FUND and REAL ESTATE FUND make periodic distributions of their net investment income (including any net short-term capital gain) during the months of March, June, September and December and distribute any realized net capital gains at least annually, during the month of December. The INTERNATIONAL VALUE FUND makes semiannual distributions of net investment income (including any net short-term capital gain) during the months of June and December and distributes any realized net capital gain at least annually, during the month of December.

          All such distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund and class pursuant to each Fund's Automatic Dividend Reinvestment Plan unless a shareholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in excess of ten dollars in cash. (See "Special Plans - Automatic Dividend Investment Plan" in each Prospectus.)

          For taxable clients, a portion of the dividends paid by a REIT may be considered return on capital and would not currently be regarded as taxable income. Therefore, depending upon an individual's tax bracket, the dividend yield may have a higher tax effective yield.

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

SPECIAL TAX INFORMATION

          For taxable years in which it is eligible to do so, the Funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

          Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

          Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

          In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

          In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of the Internal Revenue Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will, absent an election, be treated as ordinary income or loss.

          In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

          Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will generally take into account any gain for the taxable year which includes such date).

          Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above), absent an election, treated as ordinary income or loss.

          Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

SWAP AGREEMENTS

          Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service (the "IRS") might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

          Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

          Each Fund may elect alternative tax treatment with respect to PFIC shares. Under one such election (the "QEF Election") the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. Alternatively, each Fund may make an election to mark any shares of PFIC stock that it holds to market (the "Section 1296 Election"). If the
Section 1296 Election is made with respect to any PFIC stock, a Fund will recognize ordinary income to the extent that the fair market value of such PFIC stock at the close of any taxable year exceeds its adjusted basis and will also recognize ordinary income in the event that it disposes of any shares of such PFIC stock at a gain. In each case, such ordinary income will be treated as dividend income for purposes of the Income Requirement. A Fund making the
Section 1296 Election with respect to any PFIC stock will similarly recognize a deductible ordinary loss to the extent that the adjusted basis of such PFIC stock exceeds its fair market value at the close of any taxable year and will also recognize a deductible ordinary loss in the event that it disposes of such PFIC stock at a loss. However, the amount of any ordinary loss recognized by a Fund making a Section 1296 Election with respect to any PFIC stock may not exceed the amount of ordinary income previously recognized by such Fund by reason of marking such PFIC stock to market. If either the QEF Election or the
Section 1296 Election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. A Fund's intention to qualify annually as a regulated investment company may limit its ability to invest and hold PFIC shares.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the amount, character and timing of recognition of income.

          Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund or by borrowing.

DISTRIBUTIONS

          With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption. With respect to shareholders that are not exempt from federal taxation, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations, may qualify for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable as long-term capital gain, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

          With respect to tax-exempt shareholders, a redemption, sale or exchange of shares of a Fund will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption. Upon a redemption, sale or exchange of his or her shares of a Fund, a shareholder that is not exempt from federal income taxation will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

          If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

OTHER TAXATION

          Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. The tax effects discussed hereunder are those in effect on July 1, 2000. Future tax law changes may change the effects discussed herein. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

          The Advisor or sub-advisor make decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

          Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

          Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

          AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and the AIM Funds in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

          AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

          The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

          Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.

ALLOCATION OF PORTFOLIO TRANSACTIONS

          AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

          Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

          Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

          Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

          The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

          In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         At July 31, 2000, certain of the Funds held securities of the Trust's regular brokers or dealers, or their parents, as follows:

                                                                                        Value of Securities at
                                                                               -----------------------------------------
Fund                                Broker or Dealer                                  7/31/00                 12/31/99
----                                ----------------                           --------------------          -----------
FLEX FUND                           Morgan Stanley Dean Witter & Co.                5,931,250                $11,420,000

BROKERAGE COMMISSIONS PAID

         For the fiscal period ended July 31, 2000, and the fiscal years ended December 31, 1999, 1998 and 1997, the FLEX FUND paid total brokerage commissions of $672,828, $492,276, $291,570 and $166,653, respectively. For the fiscal period ended July 31, 2000, and the fiscal year ended December 31, 1999, AIM allocated certain of FLEX FUND'S brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $74,953,274 and $46,040,822, respectively, and the related commissions were $117,894 and $60,141, respectively. For the fiscal period ended July 31, 2000, and the fiscal years ended December 31, 1999, 1998, and 1997, the REAL ESTATE FUND paid total brokerage commissions of $84,381, $157,871, $256,164 and $115,951, respectively. For the fiscal year ended December 31, 1999, AIM allocated certain of REAL ESTATE FUND'S brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $12,296,557 and $11,617,438, respectively, and the related commissions were $32,149 and $33,118, respectively. For the fiscal period ended July 31, 2000, and the fiscal years ended December 31, 1999, 1998 and 1997, the INTERNATIONAL VALUE FUND paid total brokerage commissions of $93,172, $82,505, $42,855 and $44,731, respectively. For the fiscal year ended December 31, 1999, AIM allocated certain of INTERNATIONAL VALUE FUND'S brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $1,826,882 and $585,747, respectively, and the related commissions were $3,902 and $1,464, respectively. There were no brokerage commissions paid to affiliated broker-dealers during the fiscal period ended July 31, 2000, and the fiscal years ended December 31, 1999,1998 and 1997, by any of the Funds.

PORTFOLIO TURNOVER

         The portfolio turnover rate of FLEX FUND, INTERNATIONAL VALUE FUND and REAL ESTATE FUND is shown under "Financial Highlights" in the applicable Prospectus. Higher portfolio turnover increases transaction costs to the Funds.


                                   REDEMPTIONS

         It is possible that in the future conditions may exist which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Trustees may authorize payment to be made in Fund securities or other property of the applicable Fund. However, each Fund has made an election under Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem for cash all shares presented to such Fund for redemption by any one shareholder up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.


                             PERFORMANCE INFORMATION

         The Funds may from time to time include figures indicating their yield and total return in advertisements or reports to shareholders or prospective investors. From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectuses may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

Yield
-----
         ALL FUNDS

         All Funds may advertise "yield," "dividend yield" and "distribution yield" for each class. Quotations of yield for each class of these Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share (which includes the maximum sales charge) on the last day of the period, according to the following formula:

                                     6
                  Yield = 2[(a-b + 1) -1]
                             ---
                             cd

         where    a = dividends and interest earned during the period

                  b = expenses accrued for the period (net of reimbursements or waivers),

                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.

         For the 30-day period ended July 31, 2000, the yield for Class A shares, Class B shares and Class C shares of REAL ESTATE FUND were 3.94%, 3.40% and 3.40%, respectively.

         Dividend yield is a measure of investment return during a specified period based on dividends actually paid by a class of a Fund during that period. Dividend yield is calculated by totaling the dividends paid by a class from its net investment income during the specified period and dividing that sum by the net asset value per share of the class on the last day of the period. Distribution yield is computed in the same way, but includes distributions paid with respect to a class from short-term capital gains realized by the Fund, as well as dividends from the net investment income of the class. Where the dividend or distribution yield is calculated for a period of less than a year, results may be annualized by using the following calculation method:

         Total dividends/distributions paid by the class during the specified period are divided by the net asset value of a class share on the last day of the specified period. This result is divided by the number of days in the specified period and the result is multiplied by 365.

         The dividend yields for the 90-day period ended July 31, 2000, for Class A shares, Class B shares and Class C shares of REAL ESTATE FUND were 5.24%, 4.59% and 4.59%, respectively.

         The distribution yields (including income and short-term capital gains distributions) for the 365-day period ended July 31, 2000, for Class A shares, Class B shares and Class C shares of REAL ESTATE FUND were 3.59%, 2.95% and 2.96%, respectively.

Total Return
------------

         Funds may advertise their "average annual total return" and their "total return." Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the respective Fund.

         Average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) = ERV

         Where    P        =        a hypothetical initial payment of $1,000.

                  U        =        average annual total return assuming
                                    payment of only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  n        =        number of years.

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment at the end of the stated
                                    period.

         Quotations of the average annual total return for each class reflect the deduction of a proportional share of expenses allocated to the class and Class Expenses on an annual basis. The results, which are annualized, represent an average annual compound rate of return on a hypothetical investment in the class over a period of 1, 5 and 10 years ending on the most recent calendar quarter.

         The average annual total return as of July 31, 2000, for Class A shares of each of the following Funds for the periods listed below are as follows:

                  Fund                               1 Year         Since Inception*
                  ----                               ------         ---------------
                  FLEX FUND                          -13.63%            6.62%
                  REAL ESTATE FUND                    14.87%            2.14%
                  INTERNATIONAL VALUE FUND             6.17%            9.46%

----------

*       From December 31, 1996 (commencement of operations) (3 years, 7 months).

         The average annual total return as of July 31, 2000, for Class B shares of each of the following Funds for the period listed below is as follows:

                  Fund                               1 Year         Since Inception*
                  ----                               ------         ---------------
                  FLEX FUND                          -13.35%            -1.00%
                  REAL ESTATE FUND                    14.71%            -3.05%
                  INTERNATIONAL VALUE FUND             6.50%             5.24%

*        From March 3, 1998 (commencement of operations) (2 years, 4 months)

         The average annual total return as of July 31, 2000, for shares now designated as Class C shares of each of the following Funds for the periods listed below are as follows:

                                                                                         Since
Fund                                1 Year            5 Years         10 Years         Inception
----                                ------            -------         --------         ---------
FLEX FUND                           -10.14%             9.56%           10.64%          10.20%
REAL ESTATE FUND                     18.75%             9.76%            N/A             9.92%
INTERNATIONAL VALUE FUND             10.44%            12.53%            N/A            13.19%

----------

* From February 24, 1988 (commencement of operations) (12 years, 5 months).

**       From May 1, 1995 (commencement of operations) (5 years, 3 months).

         Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. These rates of return are net of all expenses and assume all dividends and distributions by the Funds have been reinvested on the reinvestment dates during each period.

         The following table provides the actual total rates of return for Class A shares of the indicated Funds for the years ended July 31, 2000, 1999, 1998 and 1997.

                                                                REAL     INTERNATIONAL
                                             FLEX              ESTATE       VALUE
                                             FUND               FUND        FUND
                                            -----             -------    -------------
         2000                             -13.63%             14.87%         6.17%
         1999                               4.27%            -14.72%        -5.86%
         1998                               4.51%             -9.25%         5.11%
         1997*                             12.82%              4.90%        11.06%

----------
*        Period December 31, 1996 (commencement of operation) through July
         31, 1997.

         The following table provides the actual total rates of return for Class B shares of the indicated Funds for the years ended July 31, 2000, 1999 and 1998.

                                                      REAL       INTERNATIONAL
                                       FLEX          ESTATE          VALUE
                                       FUND           FUND           FUND
                                      -----         -------      -------------
         2000                         -13.35%           14.71%        6.50%
         1999                           4.61%          -15.18%       -6.06%
         1998*                         -4.32%          -14.90%        0.30%

*        Period March 3, 1998 (commencement of operation) through July 31,
         1998.

         The following table provides the actual total rates of return for Class C shares of the indicated Funds for the years ended July 31, 2000, 1999, 1998, 1997, 1996, 1995, 1994, 1993 and 1992.

                                                      REAL       INTERNATIONAL
                                       FLEX          ESTATE          VALUE
                                       FUND           FUND           FUND
                                      -----         -------      -------------
         2000                        -10.14%          18.75%         10.44%
         1999                          8.58%         -11.93%         -2.10%
         1998                          8.77%          -6.36%          9.38%
         1997                         30.49%          41.32%         33.23%
         1996                          9.09%          10.24%          9.49%
         1995                         19.41%           2.13%*         5.23%*
         1994                          3.94%            N/A            N/A
         1993                          5.72%            N/A            N/A
         1992                         14.01%            N/A            N/A

*        Period May 1, 1995 (commencement of operations) through July 31,
         1995.


         Performance information for a Fund or class reflects only the performance of a hypothetical investment in that Fund or class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types of quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the future performance of a Fund or class.

                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent, as hereinafter defined. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. If the investor so elects, any redemptions must be effected in writing.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Contract option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Trustees will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of each Fund.

LEGAL MATTERS

        Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

        State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of AIM, P.O. Box 4739, Houston, Texas 77210-4739, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

        Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

        Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Trust (and certain other AIM Funds), First Data Investor Service Group and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

PRINCIPAL HOLDERS OF SECURITIES

        As of September 5, 2000, the following entities owned of record or beneficially 5% or more of the shares of a Fund:

                                                                                    Percent
                                                                                    Owned of
                                                            Percent                  Record
Name and Address of                                         Owned of                   and
Beneficial Owner                                            Record*                Beneficially
-------------------                                         --------               ------------
CLASS A
-------

FLEX FUND

Merrill Lynch                                                 6.24%                     -0-
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL  32246

Donaldson Lufkin Jenrette                                     5.18%                     -0-
Securities Corporation, Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

----------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                    Percent
                                                                                    Owned of
                                                            Percent                  Record
Name and Address of                                         Owned of                   and
Beneficial Owner                                            Record*                Beneficially
-------------------                                         --------               ------------
INTERNATIONAL VALUE FUND

Merrill Lynch Pierce Fenner & Smith                          20.10%**                   -0-
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL  32246

Commerce Bank FBO                                               -0-                   8.27%
Baker University Endowment
(Mutual Funds)
8th and Grove
Baldwin City, KS  66006

Morgan Keegan Company, Inc.                                     -0-                   7.55%
FBO Mulvihill Family Trust
DTD 10/1/73, Willard Thompson Trust
Attn: Olga Ilemsky
100 Woodbridge Center Drive
Woodbridge, NJ  07095

Salomon Smith Barney Inc.                                     6.17%                     -0-
00165249542
388 Greenwich Street
New York, NY  10013

Morgan Keegan Company, Inc.                                   5.31%                     -0-
FBO The W.W. Williams Company
Employee Pension Trust
INVESCO/Vanguard
Attn: Bill Williams
Columbus, OH 43121

REAL ESTATE FUND

Charles Schwab Co. Inc.                                      24.12%                     -0-
Reinvestment Account
101 Montgomery Street
San Francisco, CA 94104

----------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.
** A shareholder who holds 25% or more of the outstanding shares of a Fund may be presumed to be in "control" of such Fund as defined in the 1940 Act.

                                                                                    Percent
                                                                                    Owned of
                                                            Percent                  Record
Name and Address of                                         Owned of                   and
Beneficial Owner                                            Record*                Beneficially
-------------------                                         --------               ------------
CLASS B
-------

FLEX FUND

Merrill Lynch Pierce Fenner & Smith                          10.30%                     -0-
FBO the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

INTERNATIONAL VALUE FUND

Merrill Lynch Pierce Fenner & Smith                          32.47%**                   -0-
FBO the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                           6.27%                     -0-
FBO the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

CLASS C
-------

FLEX FUND

Merrill Lynch Pierce Fenner & Smith                           11.41%                      -0-
FBO the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL  32246

----------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a Fund may be presumed to be in "control" of such Fund as defined in the 1940 Act.

                                                                                    Percent
                                                                                    Owned of
                                                            Percent                  Record
Name and Address of                                         Owned of                   and
Beneficial Owner                                            Record*                Beneficially
-------------------                                         --------               ------------
INTERNATIONAL VALUE FUND

Merrill Lynch Pierce Fenner & Smith                           59.36%**                    -0-
FBO the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL  32246

REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                            6.96%                      -0-
FBO the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E.
Jacksonville, FL  32246

         As of September 5, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

----------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a Fund may be presumed to be in "control" of such Fund as defined in the 1940 Act.

                                    APPENDIX

         Some of the terms used in the Funds' Prospectuses and this Statement of Additional Information are described below.

         The term "MONEY MARKET" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances and master notes, which are generally referred to as money market instruments.

         U.S. GOVERNMENT OBLIGATIONS are debt securities (including bills, notes and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

         BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         TIME DEPOSITS are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

         COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         CORPORATE DEBT obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

         CERTIFICATES OF DEPOSIT are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         MORTGAGE-BACKED SECURITIES are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by Funds of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

         MUNICIPAL BONDS are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

         RATINGS OF CORPORATE DEBT OBLIGATIONS Fund purchases of taxable obligations are not limited to those obligations rated within the four highest categories by Moody's and S&P. However, the Flex Fund's standards for investment grade obligations are generally similar to those standards included in the four highest categories by Moody's and S&P.

         The characteristics of corporate debt obligations rated by Moody's are generally as follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment.

         Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds rated Ca are speculative to a high degree.

         C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

         The characteristics of corporate debt obligations rated by S&P are generally as follows:

         AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB -- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

         BB,B,CCC,CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

         A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

         RATINGS OF COMMERCIAL PAPER. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         Commercial paper rated Prime 1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

         DETERMINATION OF CREDIT QUALITY OF UNRATED SECURITIES. In determining whether an unrated debt security is of comparable quality to a rated security, the sub-adviser may consider the following factors, among others:

         (1)      other securities of the issuer that are rated;

         (2) the issuer's liquidity, debt structure, repayment schedules, and external credit support facilities;

         (3)      the reliability and quality of the issuer's management;

         (4) the length to maturity of the security and the percentage of the Fund represented by securities of that issuer;

         (5)      the issuer's earnings and cash flow trends;

         (6) the issuer's industry, the issuer's position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

         (7) the financial strength of the issuer's parent and its relationship with the issuer;

         (8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

         (9) the issuer's ability to repay its debt from cash sources or asset liquidation in the event that the issuer's backup credit facilities are unavailable;

         (10)     other factors deemed relevant by the subadvisor.

                              FINANCIAL STATEMENTS






                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Advisor Flex Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Flex Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of July 31, 2000, and the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999 and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Flex Fund as of July 31, 2000, the results of its operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999 and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       September 1, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-74.95%

ALUMINUM-0.59%

Alcoa Inc.                               70,000   $  2,117,500
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.36%

Cooper Tire & Rubber Co.                115,000      1,286,562
--------------------------------------------------------------

AUTOMOBILES-1.35%

Ford Motor Co.                          100,000      4,656,250
--------------------------------------------------------------
Visteon Corp.                            15,057        210,798
--------------------------------------------------------------
                                                     4,867,048
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-3.61%

FleetBoston Financial Corp.             130,000      4,655,625
--------------------------------------------------------------
National City Corp.                      20,000        355,000
--------------------------------------------------------------
PNC Financial Services Group             70,000      3,561,250
--------------------------------------------------------------
State Street Corp.                       15,000      1,505,625
--------------------------------------------------------------
Wells Fargo Co.                          70,000      2,891,875
--------------------------------------------------------------
                                                    12,969,375
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.08%

Bank of America Corp.                    95,000      4,500,625
--------------------------------------------------------------
Chase Manhattan Corp. (The)              60,000      2,981,250
--------------------------------------------------------------
                                                     7,481,875
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.90%

Anheuser-Busch Cos., Inc.                40,000      3,220,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.62%

Comcast Corp.-Class A(a)                 65,000      2,211,016
--------------------------------------------------------------

CHEMICALS-1.35%

Dow Chemical Co. (The)                   60,000      1,725,000
--------------------------------------------------------------
Du Pont (E. I.) de Nemours & Co.         20,000        906,250
--------------------------------------------------------------
Praxair, Inc.                            45,000      1,780,312
--------------------------------------------------------------
Union Carbide Corp.                      10,000        448,125
--------------------------------------------------------------
                                                     4,859,687
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.44%

ADC Telecommunications, Inc.(a)          40,000      1,677,500
--------------------------------------------------------------
Lucent Technologies Inc.                 50,000      2,187,500
--------------------------------------------------------------
Tellabs, Inc.(a)                         20,000      1,300,000
--------------------------------------------------------------
                                                     5,165,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.92%

Hewlett-Packard Co.                      25,000      2,729,687
--------------------------------------------------------------
International Business Machines Corp.    23,000      2,586,062
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (HARDWARE)-(CONTINUED)

Sun Microsystems, Inc.(a)                15,000   $  1,581,562
--------------------------------------------------------------
                                                     6,897,311
--------------------------------------------------------------
COMPUTERS (SOFTWARE & SERVICES)-3.47%

Cadence Design Systems, Inc.(a)          45,000        939,375
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   90,000      2,233,125
--------------------------------------------------------------
Compuware Corp.(a)                      170,000      1,360,000
--------------------------------------------------------------
Internap Voting Trust (Acquired
  03/22/00; Cost $20,160)(a)(b)(c)       13,474         84,409
--------------------------------------------------------------
Microsoft Corp.(a)                       75,000      5,235,937
--------------------------------------------------------------
Oracle Corp.(a)                          20,000      1,503,750
--------------------------------------------------------------
Unisys Corp.(a)                         115,000      1,128,437
--------------------------------------------------------------
                                                    12,485,033
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.12%

Hanson PLC-ADR (United Kingdom)          14,500        423,219
--------------------------------------------------------------

CONSUMER FINANCE-0.74%

Household International, Inc.            60,000      2,673,750
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.50%

SUPERVALU INC.                          102,200      1,807,662
--------------------------------------------------------------

ELECTRIC COMPANIES-1.13%

DTE Energy Co.                           45,000      1,411,875
--------------------------------------------------------------
GPU, Inc.                                40,000      1,060,000
--------------------------------------------------------------
Southern Co. (The)                       65,000      1,588,437
--------------------------------------------------------------
                                                     4,060,312
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.47%

Emerson Electric Co.                     40,000      2,442,500
--------------------------------------------------------------
General Electric Co.                    125,000      6,429,687
--------------------------------------------------------------
                                                     8,872,187
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.86%

Integrated Device Technology, Inc.(a)    19,500      1,033,500
--------------------------------------------------------------
Intel Corp.                             134,000      8,944,500
--------------------------------------------------------------
Texas Instruments Inc.                   66,000      3,873,375
--------------------------------------------------------------
                                                    13,851,375
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.35%

Applied Materials, Inc.(a)                8,100        614,587
--------------------------------------------------------------
Teradyne, Inc.(a)                        10,000        633,750
--------------------------------------------------------------
                                                     1,248,337
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.68%

American General Corp.                   60,000      4,001,250
--------------------------------------------------------------
Associates First Capital
  Corp.-Class A                          75,000      1,964,062
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Citigroup Inc.                          120,000   $  8,467,500
--------------------------------------------------------------
Fannie Mae                               65,000      3,241,875
--------------------------------------------------------------
Freddie Mac                              60,000      2,366,250
--------------------------------------------------------------
MGIC Investment Corp.                    70,000      3,976,875
--------------------------------------------------------------
                                                    24,017,812
--------------------------------------------------------------

FOODS-0.28%

H.J. Heinz Co.                           25,000        998,437
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.56%

Abbott Laboratories                      60,000      2,497,500
--------------------------------------------------------------
American Home Products Corp.             40,000      2,122,500
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 80,000      3,970,000
--------------------------------------------------------------
Johnson & Johnson                        45,000      4,187,812
--------------------------------------------------------------
                                                    12,777,812
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.81%

Merck & Co., Inc.                        60,000      4,301,250
--------------------------------------------------------------
Pfizer Inc.                              70,000      3,018,750
--------------------------------------------------------------
Schering-Plough Corp.                    64,000      2,764,000
--------------------------------------------------------------
                                                    10,084,000
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.32%

UnitedHealth Group Inc.                  14,000      1,145,375
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.06%

Biomet, Inc.                              5,000        223,750
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.42%

Whirlpool Corp.                          35,000      1,511,562
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.11%

Kimberly-Clark Corp.                     30,000      1,723,125
--------------------------------------------------------------
Procter & Gamble, Co. (The)              40,000      2,275,000
--------------------------------------------------------------
                                                     3,998,125
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.37%

American International Group, Inc.       15,000      1,315,312
--------------------------------------------------------------

INSURANCE BROKERS-1.36%

Marsh & McLennan Cos., Inc.              40,000      4,880,000
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.65%

Morgan Stanley Dean Witter & Co.         65,000      5,931,250
--------------------------------------------------------------

IRON & STEEL-0.53%

Nucor Corp.                              50,000      1,887,500
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-4.81%

Honeywell International                  40,000      1,345,000
--------------------------------------------------------------
Illinois Tool Works, Inc.                55,000      3,148,750
--------------------------------------------------------------
Johnson Controls, Inc.                   50,000      2,596,875
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
MANUFACTURING (DIVERSIFIED)-(CONTINUED)

Minnesota Mining and Manufacturing
  Co.                                    27,000   $  2,431,687
--------------------------------------------------------------
National Service Industries, Inc.        45,000        919,687
--------------------------------------------------------------
Textron, Inc.                            45,000      2,567,813
--------------------------------------------------------------
Tyco International Ltd. (Bermuda)        25,000      1,337,500
--------------------------------------------------------------
United Technologies Corp.                50,000      2,918,750
--------------------------------------------------------------
                                                    17,266,062
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.47%

Diamond Offshore Drilling, Inc.          15,000        563,438
--------------------------------------------------------------
Transocean Sedco Forex Inc.              23,000      1,138,500
--------------------------------------------------------------
                                                     1,701,938
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-5.14%

BP Amoco PLC-ADR (United Kingdom)        59,000      3,086,438
--------------------------------------------------------------
Chevron Corp.                            35,000      2,765,000
--------------------------------------------------------------
Exxon Mobil Corp.                        90,000      7,200,000
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                  77,608      1,464,851
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares (Netherlands)                   51,100      2,976,575
--------------------------------------------------------------
Texaco Inc.                              20,000        988,750
--------------------------------------------------------------
                                                    18,481,614
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.57%

International Paper Co.                  60,000      2,040,000
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.38%

Eastman Kodak Co.                        25,000      1,371,875
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.30%

Gannett Co., Inc.                        20,000      1,077,500
--------------------------------------------------------------

RAILROADS-0.48%

Union Pacific Corp.                      40,000      1,727,500
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-5.98%

Arden Realty, Inc.                       60,200      1,595,300
--------------------------------------------------------------
Avalonbay Communities, Inc.              44,300      2,087,638
--------------------------------------------------------------
Beacon Capital Partners, Inc.
  (Acquired 03/17/98; Cost
  $936,997)(b)(c)                        60,000        495,000
--------------------------------------------------------------
CarrAmerica Realty Corp.                 57,300      1,711,838
--------------------------------------------------------------
Charles E. Smith Residential
  Realty, Inc.                           21,800        963,288
--------------------------------------------------------------
Duke-Weeks Realty Corp.                  60,000      1,470,000
--------------------------------------------------------------
Equity Office Properties Trust           68,279      2,082,510
--------------------------------------------------------------
Equity Residential Properties Trust      41,300      2,059,838
--------------------------------------------------------------
First Industrial Realty Trust, Inc.      20,800        665,600
--------------------------------------------------------------
Hospitality Properties Trust             28,500        705,375
--------------------------------------------------------------
Kimco Realty Corp.                       27,400      1,130,250
--------------------------------------------------------------
Liberty Property Trust                   35,000      1,006,250
--------------------------------------------------------------
Prentiss Properties Trust                42,500      1,067,813
--------------------------------------------------------------
Public Storage, Inc.                     47,700      1,222,313
--------------------------------------------------------------
Simon Property Group, Inc.               66,100      1,726,863
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Vornado Realty Trust                     33,000   $  1,291,125
--------------------------------------------------------------
Wyndham Voting Trust (Acquired
  08/27/99- 06/30/00; Cost
  $260,621)(b)(c)                         2,848        204,044
--------------------------------------------------------------
                                                    21,485,045
--------------------------------------------------------------

RESTAURANTS-0.61%

McDonald's Corp.                         70,000      2,205,000
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.20%

Lowe's Cos., Inc.                        70,000      2,953,125
--------------------------------------------------------------
Sherwin-Williams Co. (The)               65,000      1,352,813
--------------------------------------------------------------
                                                     4,305,938
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.63%

Albertson's, Inc.                        75,000      2,264,063
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.48%

Target Corp.                             60,000      1,740,000
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.25%

Office Depot, Inc.(a)                   145,000        906,250
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.96%

First Data Corp.                         75,000      3,454,688
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.11%

AT&T Corp.                              150,819      4,665,963
--------------------------------------------------------------
Cypress Communications, Inc.
  (Acquired 01/05/00; Cost
  $45,180)(a)(b)(c)                      10,701         39,125
--------------------------------------------------------------
Sprint Corp. (PCS Group)                105,000      3,740,625
--------------------------------------------------------------
WorldCom, Inc.(a)                        70,000      2,734,375
--------------------------------------------------------------
                                                    11,180,088
--------------------------------------------------------------

TELEPHONE-2.47%

ALLTEL Corp.                             20,000      1,232,500
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                25,940      1,217,559
--------------------------------------------------------------
SBC Communications Inc.                  90,000      3,830,625
--------------------------------------------------------------
Verizon Communications                   54,900      2,580,300
--------------------------------------------------------------
                                                     8,860,984
--------------------------------------------------------------

TEXTILES (APPAREL)-0.47%

Liz Claiborne, Inc.                      35,000      1,365,000
--------------------------------------------------------------
VF Corp.                                 14,800        325,600
--------------------------------------------------------------
                                                     1,690,600
--------------------------------------------------------------

TOBACCO-0.63%

Philip Morris Cos. Inc.                  90,000      2,272,500
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $225,079,998)                                269,299,829
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BONDS & NOTES-11.05%

AUTOMOBILES-0.30%

Ford Motor Co., Unsec. Bonds,
  6.50%, 08/01/18                    $1,250,000   $  1,079,000
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.45%

Bank of America Corp., Notes,
  6.63%, 06/15/04                     2,000,000      1,946,340
--------------------------------------------------------------
National City Corp., Sub. Notes,
  7.20%, 05/15/05                     1,000,000        981,670
--------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     2,500,000      2,277,050
--------------------------------------------------------------
                                                     5,205,060
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.81%

Bayerische Landesbank NY, Sub.
  Notes, 6.38%, 10/15/05              3,000,000      2,907,360
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.61%

Anheuser-Busch Cos., Inc., Unsec.
  Notes, 5.38%, 09/15/08              2,500,000      2,189,800
--------------------------------------------------------------

BEVERAGES-ALCOHOLIC-0.54%

Diageo Capital PLC (United
  Kingdom), Unsec. Gtd. Notes,
  6.63%, 06/24/04                     2,000,000      1,947,414
--------------------------------------------------------------

BUILDING MATERIALS-0.26%

Masco Corp., Unsec. Deb., 7.75%,
  08/01/29                            1,000,000        919,738
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.66%

Motorola, Inc., Notes, 6.50%,
  03/01/08                            2,500,000      2,375,600
--------------------------------------------------------------

CONSUMER FINANCE-1.08%

Beneficial Corp.-Series I, Medium
  Term Notes, 6.63%, 09/27/04         2,000,000      1,912,180
--------------------------------------------------------------
Commercial Credit Co., Unsec.
  Notes, 5.55%, 02/15/01              2,000,000      1,985,880
--------------------------------------------------------------
                                                     3,898,060
--------------------------------------------------------------

ELECTRIC COMPANIES-0.50%

Penn Power & Lighting, First
  Mortgage Notes, 6.55%, 03/01/06     1,900,000      1,815,374
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.37%

Raytheon Co., Notes, 6.50%,
  07/15/05                            1,400,000      1,332,618
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.26%

Guidant Corp., Notes, 6.15%,
  02/15/06                            1,000,000        918,930
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.32%

Travelers Property Casualty Corp.,
  Sr. Unsec. Notes, 6.75%, 11/15/06   1,200,000      1,137,360
--------------------------------------------------------------

INSURANCE BROKERS-0.54%

Marsh & McLennan Cos., Inc., Sr.
  Unsec. Notes, 6.63%, 06/15/04       2,000,000      1,932,640
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.62%

Atlantic Richfield Co., Notes,
  5.55%, 04/15/03                     2,300,000      2,219,178
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
RAILROADS-0.25%

Norfolk Southern Corp., Sr. Unsec.
  Notes, 6.20%, 04/15/09             $1,000,000   $    900,161
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.28%

Sherwin-Williams Co. (The), Notes,
  6.50%, 02/01/02                     1,000,000        989,300
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.82%

Wal-Mart Stores, Inc., Sr. Unsec.
  Notes, 6.55%, 08/10/04              3,000,000      2,959,560
--------------------------------------------------------------

SOVEREIGN DEBT-0.85%

Manitoba (Province of)
  (Canada)-Series EM, Unsec. Unsub.
  Notes, 7.50%, 02/22/10              3,000,000      3,060,798
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.53%

Sprint Capital Corp., Sr. Unsec.
  Gtd. Notes, 6.88%, 11/15/28         2,200,000      1,923,284
--------------------------------------------------------------
    Total Bonds & Notes (Cost
      $40,877,208)                                  39,711,235
--------------------------------------------------------------

ASSET-BACKED SECURITIES-1.28%

CONSUMER FINANCE-0.62%

MBNA Master Credit Card
  Trust-Series 2000-A, 7.35%,
  07/16/07                            2,200,000      2,222,165
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.66%

Discover Card Master Trust I,
  Series. 1998-7 A, 5.60%, 05/16/06   2,500,000      2,381,563
--------------------------------------------------------------
    Total Asset-Backed Securities
      (Cost $4,722,841)                              4,603,728
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-5.85%

FEDERAL HOME LOAN BANK-2.50%

Bonds
  5.17%, 04/12/01                     1,000,000        988,550
--------------------------------------------------------------
Disc. Notes,
  6.43%, 08/01/00(d)                  7,990,000      7,990,000
--------------------------------------------------------------
                                                     8,978,550
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-1.02%

Pass Through Certificates
  6.50%, 07/01/01 to 05/01/29         3,833,047      3,667,273
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-1.77%

Debentures
  5.75%, 04/15/03                    $2,500,000   $  2,426,075
--------------------------------------------------------------
Pass Through Certificates
  8.50%, 03/01/10                       793,770        810,384
--------------------------------------------------------------
  7.50%, 05/01/29                     3,151,719      3,110,337
--------------------------------------------------------------
                                                     6,346,796
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.56%

Pass Through Certificates
  6.50%, 10/15/08                       618,375        606,200
--------------------------------------------------------------
  7.00%, 10/15/08                       661,029        656,897
--------------------------------------------------------------
  6.00%, 11/15/08                       771,428        740,571
--------------------------------------------------------------
                                                     2,003,668
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost $21,372,848)                 20,996,287
--------------------------------------------------------------

U.S. TREASURY SECURITIES-6.06%

U.S. TREASURY BONDS-5.50%

  9.38%, 02/15/06                     2,500,000      2,860,950
--------------------------------------------------------------
  9.25%, 02/15/16                     4,000,000      5,232,960
--------------------------------------------------------------
  7.25%, 08/15/22                     5,000,000      5,695,200
--------------------------------------------------------------
  7.63%, 02/15/25                     5,000,000      5,985,450
--------------------------------------------------------------
                                                    19,774,560
--------------------------------------------------------------

U.S. TREASURY NOTES-0.56%

  6.25%, 02/15/03                     2,000,000      1,996,200
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $20,959,207)                            21,770,760
--------------------------------------------------------------
TOTAL INVESTMENTS-99.19% (Cost
  $313,012,102)                                    356,381,839
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.81%                  2,904,302
--------------------------------------------------------------
NET ASSETS-100.00%                                $359,286,141
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 07/31/00 was $822,578 which represented 0.23% of the Fund's net assets.
(d) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-75.23%

AIRLINES-0.07%

Southwest Airlines Co.                   15,000   $    284,062
--------------------------------------------------------------

ALUMINUM-0.53%

Alcoa Inc.                               70,000      2,030,000
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.38%

Cooper Tire & Rubber Co.                130,000      1,446,250
--------------------------------------------------------------

AUTOMOBILES-1.33%

Ford Motor Co.                          115,000      4,945,000
--------------------------------------------------------------
Visteon Corp.(a)                         15,057        182,570
--------------------------------------------------------------
                                                     5,127,570
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-3.54%

FleetBoston Financial Corp.             155,000      5,270,000
--------------------------------------------------------------
National City Corp.                     100,000      1,706,250
--------------------------------------------------------------
PNC Financial Services Group             85,000      3,984,375
--------------------------------------------------------------
Wells Fargo Co.                          70,000      2,712,500
--------------------------------------------------------------
                                                    13,673,125
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.55%

Bank of America Corp.                   165,000      7,095,000
--------------------------------------------------------------
Chase Manhattan Corp. (The)              60,000      2,763,750
--------------------------------------------------------------
                                                     9,858,750
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.83%

Anheuser-Busch Cos., Inc.                43,000      3,211,562
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.37%

Comcast Corp.-Class A(a)                 65,000      2,632,500
--------------------------------------------------------------
MediaOne Group, Inc.(a)                  40,000      2,645,000
--------------------------------------------------------------
                                                     5,277,500
--------------------------------------------------------------

CHEMICALS-1.03%

Dow Chemical Co. (The)                   60,000      1,811,250
--------------------------------------------------------------
Praxair, Inc.                            45,000      1,684,687
--------------------------------------------------------------
Union Carbide Corp.                      10,000        495,000
--------------------------------------------------------------
                                                     3,990,937
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.35%

Lucent Technologies Inc.                 30,000      1,777,500
--------------------------------------------------------------
Tellabs, Inc.(a)                         50,000      3,421,875
--------------------------------------------------------------
                                                     5,199,375
--------------------------------------------------------------

COMPUTERS (HARDWARE)-2.00%

Hewlett-Packard Co.                      33,000      4,120,875
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (HARDWARE)-(CONTINUED)

International Business Machines
  Corp.                                  33,000   $  3,615,562
--------------------------------------------------------------
                                                     7,736,437
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.41%

Adaptec, Inc.(a)                         70,000      1,592,500
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.95%

Cadence Design Systems, Inc.(a)          45,000        916,875
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   90,000      4,606,875
--------------------------------------------------------------
Compuware Corp.(a)                      185,000      1,919,375
--------------------------------------------------------------
Internap Voting Trust (Acquired
  03/22/00; Cost $20,160)(a)(b)(c)       13,474        136,982
--------------------------------------------------------------
Microsoft Corp.(a)                       75,000      6,000,000
--------------------------------------------------------------
Unisys Corp.(a)                         115,000      1,674,687
--------------------------------------------------------------
                                                    15,254,794
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.35%

Hanson PLC-ADR (United Kingdom)          37,740      1,330,335
--------------------------------------------------------------

CONSUMER FINANCE-0.81%

Household International, Inc.            75,000      3,117,187
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.67%

SUPERVALU INC                           136,200      2,596,312
--------------------------------------------------------------

ELECTRIC COMPANIES-0.88%

DTE Energy Co.                           60,000      1,833,750
--------------------------------------------------------------
GPU, Inc.                                40,000      1,082,500
--------------------------------------------------------------
Southern Co. (The)                       20,000        466,250
--------------------------------------------------------------
                                                     3,382,500
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.99%

Emerson Electric Co.                     40,000      2,415,000
--------------------------------------------------------------
General Electric Co.                     99,000      5,247,000
--------------------------------------------------------------
                                                     7,662,000
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.08%

Intel Corp.                              60,000      8,021,250
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.19%

American General Corp.                   60,000      3,660,000
--------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         100,000      2,231,250
--------------------------------------------------------------
Citigroup Inc.                          130,000      7,832,500
--------------------------------------------------------------
Fannie Mae                               75,000      3,914,063
--------------------------------------------------------------
Freddie Mac                              65,000      2,632,500
--------------------------------------------------------------
MGIC Investment Corp.                    80,000      3,640,000
--------------------------------------------------------------
                                                    23,910,313
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FOODS-0.28%

H.J. Heinz Co.                           25,000   $  1,093,750
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.32%

Abbott Laboratories                      75,000      3,342,188
--------------------------------------------------------------
American Home Products Corp.             60,000      3,525,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 90,000      5,242,500
--------------------------------------------------------------
Johnson & Johnson                        45,000      4,584,375
--------------------------------------------------------------
                                                    16,694,063
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.29%

Lilly (Eli) & Co.                        40,000      3,995,000
--------------------------------------------------------------
Merck & Co., Inc.                        65,000      4,980,625
--------------------------------------------------------------
Schering-Plough Corp.                    74,000      3,737,000
--------------------------------------------------------------
                                                    12,712,625
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.27%

Quintiles Transnational Corp.(a)         75,000      1,059,375
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.42%

Whirlpool Corp.                          35,000      1,631,875
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.11%

Kimberly-Clark Corp.                     30,000      1,721,250
--------------------------------------------------------------
Procter & Gamble, Co. (The)              45,000      2,576,250
--------------------------------------------------------------
                                                     4,297,500
--------------------------------------------------------------

INSURANCE BROKERS-1.22%

Marsh & McLennan Cos., Inc.              45,000      4,699,688
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.62%

Morgan Stanley Dean Witter & Co.         75,000      6,243,750
--------------------------------------------------------------

IRON & STEEL-0.43%

Nucor Corp.                              50,000      1,659,375
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-4.86%

Honeywell International                  40,000      1,347,500
--------------------------------------------------------------
Illinois Tool Works, Inc.                70,000      3,990,000
--------------------------------------------------------------
Johnson Controls, Inc.                   80,000      4,105,000
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    27,000      2,227,500
--------------------------------------------------------------
National Service Industries, Inc.        50,000        975,000
--------------------------------------------------------------
Textron, Inc.                            50,000      2,715,625
--------------------------------------------------------------
Tyco International Ltd. (Bermuda)        10,000        473,750
--------------------------------------------------------------
United Technologies Corp.                50,000      2,943,750
--------------------------------------------------------------
                                                    18,778,125
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.75%

Federal Signal Corp.                     75,500      1,245,750
--------------------------------------------------------------
York International Corp.                 65,000      1,641,250
--------------------------------------------------------------
                                                     2,887,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL (INTERNATIONAL INTEGRATED)-4.41%

BP Amoco PLC-ADR (United Kingdom)        18,900   $  1,069,031
--------------------------------------------------------------
Chevron Corp.                            35,000      2,968,438
--------------------------------------------------------------
Exxon Mobil Corp.                        90,000      7,065,000
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 297,908      5,902,302
--------------------------------------------------------------
                                                    17,004,771
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.75%

International Paper Co.                  60,000      1,788,750
--------------------------------------------------------------
Westvaco Corp.                           45,000      1,116,563
--------------------------------------------------------------
                                                     2,905,313
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.39%

Eastman Kodak Co.                        50,000      2,975,000
--------------------------------------------------------------
Xerox Corp.                             115,000      2,386,250
--------------------------------------------------------------
                                                     5,361,250
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.31%

Gannett Co., Inc.                        20,000      1,196,250
--------------------------------------------------------------
RAILROADS-0.39%
Union Pacific Corp.                      40,000      1,487,500
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-5.11%

Arden Realty, Inc.                       60,200      1,414,700
--------------------------------------------------------------
Avalonbay Communities, Inc.              44,300      1,849,525
--------------------------------------------------------------
Beacon Capital Partners, Inc.
  (Acquired 03/17/98; Cost
  $924,835)(b)(c)                        60,000        660,000
--------------------------------------------------------------
CarrAmerica Realty Corp.                 57,300      1,518,450
--------------------------------------------------------------
Charles E. Smith Residential
  Realty, Inc.                           21,800        828,400
--------------------------------------------------------------
Duke-Weeks Realty Corp.                  60,000      1,342,500
--------------------------------------------------------------
Equity Office Properties Trust           68,279      1,881,940
--------------------------------------------------------------
Equity Residential Properties
  Trust                                  41,300      1,899,800
--------------------------------------------------------------
First Industrial Realty Trust,
  Inc.                                   20,800        613,600
--------------------------------------------------------------
Hospitality Properties Trust             28,500        643,031
--------------------------------------------------------------
Kimco Realty Corp.                       27,400      1,123,400
--------------------------------------------------------------
Liberty Property Trust                   35,000        907,813
--------------------------------------------------------------
Prentiss Properties Trust                42,500      1,020,000
--------------------------------------------------------------
Public Storage, Inc.                     47,700      1,117,969
--------------------------------------------------------------
Simon Property Group, Inc.               66,100      1,466,594
--------------------------------------------------------------
Vornado Realty Trust                     33,000      1,146,750
--------------------------------------------------------------
Wyndham Voting Trust (Acquired
  08/27/99-06/30/00; Cost
    $260,621)(b)(c)                       2,848        262,847
--------------------------------------------------------------
                                                    19,697,319
--------------------------------------------------------------

RESTAURANTS-0.34%

McDonald's Corp.                         40,000      1,317,500
--------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-1.35%
Lowe's Cos., Inc.                        70,000      2,874,375
--------------------------------------------------------------
Sherwin-Williams Co. (The)              110,000      2,330,625
--------------------------------------------------------------
                                                     5,205,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (DEPARTMENT STORES)-0.00%

Dillards, Inc.-Class A                      300   $      3,675
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.65%

Albertson's, Inc.                        75,000      2,493,750
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.23%

Target Corp.                             15,000        870,000
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.47%

Office Depot, Inc.(a)                   290,000      1,812,500
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.22%

First Data Corp.                         95,000      4,714,375
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.64%

AT&T Corp.                              190,000      6,008,750
--------------------------------------------------------------
Cypress Communications, Inc.
  (Acquired 01/05/00; Costs
  $45,180)(a)(c)                         10,701         77,580
--------------------------------------------------------------
Sprint Corp. (PCS Group)                125,000      6,375,000
--------------------------------------------------------------
WorldCom, Inc.(a)                        35,000      1,605,625
--------------------------------------------------------------
                                                    14,066,955
--------------------------------------------------------------

TELEPHONE-2.39%

ALLTEL Corp.                             20,000      1,238,750
--------------------------------------------------------------
GTE Corp.                                45,000      2,801,250
--------------------------------------------------------------
SBC Communications Inc.                  70,000      3,027,500
--------------------------------------------------------------
US WEST, Inc.                            25,000      2,143,750
--------------------------------------------------------------
                                                     9,211,250
--------------------------------------------------------------

TEXTILES (APPAREL)-0.50%

Liz Claiborne, Inc.                      35,000      1,233,750
--------------------------------------------------------------
VF Corp.                                 29,800        709,613
--------------------------------------------------------------
                                                     1,943,363
--------------------------------------------------------------

TOBACCO-1.20%

Philip Morris Cos. Inc.                 175,000      4,648,438
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $236,592,293)                                290,399,094
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
BONDS & NOTES-10.26%

AUTOMOBILES-0.28%

Ford Motor Co., Unsec. Bonds,
  6.50%, 08/01/18                   $ 1,250,000      1,082,000
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.34%

Bank of America Corp., Notes,
  6.63%, 06/15/04                     2,000,000      1,944,182
--------------------------------------------------------------
National City Corp., Sub. Notes,
  7.20%, 05/15/05                     1,000,000        979,800
--------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     2,500,000      2,256,300
--------------------------------------------------------------
                                                     5,180,282
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
BANKS (MONEY CENTER)-0.75%

Bayerische Landesbank NY, Sub.
  Notes, 6.38%, 10/15/05            $ 3,000,000   $  2,907,870
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.07%

Anheuser-Busch Cos., Inc., Unsec.
  Notes, 5.38%, 09/15/08              2,500,000      2,194,975
--------------------------------------------------------------
Diageo Capital PLC, (United
  Kingdom), Unsec. Gtd. Notes,
  6.63%, 06/24/04                     2,000,000      1,948,696
--------------------------------------------------------------
                                                     4,143,671
--------------------------------------------------------------

BUILDING MATERIALS-0.23%

Masco Corp., Unsec. Deb., 7.75%,
  08/01/29                            1,000,000        895,432
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Motorola, Inc., Notes, 6.50%,
  03/01/08                            2,500,000      2,377,725
--------------------------------------------------------------

CONSUMER FINANCE-1.01%

Beneficial Corp.-Series I, Medium
  Term Notes, 6.63%, 09/27/04         2,000,000      1,909,040
--------------------------------------------------------------
Commercial Credit Co., Unsec.
  Notes, 5.55%, 02/15/01              2,000,000      1,978,820
--------------------------------------------------------------
                                                     3,887,860
--------------------------------------------------------------

ELECTRIC COMPANIES-0.46%

Penn Power & Lighting, First
  Mortgage Notes, 6.55%, 03/01/06     1,900,000      1,781,421
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.34%

Raytheon Co., Notes, 6.50%,
  07/15/05                            1,400,000      1,325,632
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.24%

Guidant Corp., Notes, 6.15%,
  02/15/06                            1,000,000        928,720
--------------------------------------------------------------

INSURANCE(PROPERTY-CASUALTY)-0.30%

Travelers Property Casualty Corp.,
  Sr. Unsec. Notes, 6.75%,
  11/15/06                            1,200,000      1,134,276
--------------------------------------------------------------

INSURANCE BROKERS-0.50%

Marsh & McLennan Cos., Inc., Sr.
  Unsec. Notes, 6.63%, 06/15/04       2,000,000      1,930,320
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.57%

Atlantic Richfield Co., Notes,
  5.55%, 04/15/03                     2,300,000      2,211,680
--------------------------------------------------------------

RAILROADS-0.23%

Norfolk Southern Corp., Sr. Unsec.
  Notes, 6.20%, 04/15/09              1,000,000        897,963
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.26%

Sherwin-Williams Co. (The), Notes,
  6.50%, 02/01/02                     1,000,000        988,090
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.77%

Wal-Mart Stores, Inc., Sr. Unsec.
  Notes, 6.55%, 08/10/04              3,000,000      2,954,400
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
SOVEREIGN DEBT-0.79%

Manitoba (Province of)
  (Canada)-Series EM, Unsec.
  Unsub. Notes 7.50%, 02/22/10      $ 3,000,000   $  3,047,427
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.50%

Sprint Capital Corp., Sr. Unsec.
  Gtd. Notes, 6.88%, 11/15/28         2,200,000      1,919,236
--------------------------------------------------------------
    Total Bonds & Notes (Cost
      $40,866,342)                                  39,594,005
--------------------------------------------------------------

ASSET-BACKED SECURITIES-1.19%

CONSUMER FINANCE-0.57%

MBNA Master Credit Card Trust-
  Series 2000-A, 7.35%, 07/16/07      2,200,000      2,218,425
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.62%

Discover Card Master Trust I,
  Series. 1998-7 A, 5.60%,
  05/16/06                            2,500,000      2,375,563
--------------------------------------------------------------
    Total Asset-Backed Securities
      (Cost $4,722,841)                              4,593,988
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-8.26%

FEDERAL HOME LOAN BANK-0.90%

Bonds
  5.17%, 04/12/01                     1,000,000        987,140
--------------------------------------------------------------
Sr. Unsec. Unsub. Notes
  5.50%, 07/14/00                     2,500,000      2,499,975
--------------------------------------------------------------
                                                     3,487,115
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.96%

Pass Through Certificates
  6.50%, 07/01/01 to 05/01/29         3,901,024      3,725,928
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-5.87%

Debentures
  5.75%, 04/15/03                     2,500,000      2,422,075
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)

Disc. Notes,
  6.57%, 07/03/00(d)                $16,262,000   $ 16,256,064
--------------------------------------------------------------
Pass Through Certificates
  8.50%, 03/01/10                       806,235        822,609
--------------------------------------------------------------
  7.50%, 05/01/29                     3,199,075      3,155,088
--------------------------------------------------------------
                                                    22,655,836
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.53%

Pass Through Certificates
  6.50%, 10/15/08                       633,847        620,574
--------------------------------------------------------------
  7.00%, 10/15/08                       676,184        671,532
--------------------------------------------------------------
  6.00%, 11/15/08                       777,871        746,025
--------------------------------------------------------------
                                                     2,038,131
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $32,304,391)                                  31,907,010
--------------------------------------------------------------

U.S. TREASURY SECURITIES-5.58%

U.S. TREASURY BONDS-5.06%

  9.38%, 02/15/06                     2,500,000      2,861,900
--------------------------------------------------------------
  9.25%, 02/15/16                     4,000,000      5,182,320
--------------------------------------------------------------
  7.25%, 08/15/22                     5,000,000      5,615,550
--------------------------------------------------------------
  7.63%, 02/15/25                     5,000,000      5,900,300
--------------------------------------------------------------
                                                    19,560,070
--------------------------------------------------------------

U.S. TREASURY NOTES-0.52%

  6.25%, 02/15/03                     2,000,000      1,994,480
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $20,958,448)                            21,554,550
--------------------------------------------------------------
TOTAL INVESTMENTS-100.52% (Cost
  $335,444,315)                                    388,048,647
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.52%)                                    (1,997,456)
--------------------------------------------------------------
NET ASSETS-100.00%                                $386,051,191
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/00 was $1,137,409 which represented 0.29% of the Fund's net assets.
(d) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES


                                                                               JUNE 30,
                                                                JULY 31,         2000
                                                                  2000       (UNAUDITED)
                                                              ------------   ------------
ASSETS:

Investments, at market value (cost $313,012,102 and
  $335,444,315, respectively)                                 $356,381,839   $388,048,647
-----------------------------------------------------------------------------------------
Cash                                                                    --          9,308
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                              11,140,890        272,818
-----------------------------------------------------------------------------------------
  Capital stock sold                                                10,075         51,386
-----------------------------------------------------------------------------------------
  Dividends and Interest                                         2,115,472      2,088,739
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                           28,866         27,456
-----------------------------------------------------------------------------------------
Other assets                                                        41,468         38,773
-----------------------------------------------------------------------------------------
    Total assets                                               369,718,610    390,537,127
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                          5,873,308        868,688
-----------------------------------------------------------------------------------------
  Capital stock reacquired                                       3,658,273      2,214,651
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                        28,866         27,456
-----------------------------------------------------------------------------------------
Accrued advisory fees                                              230,606        251,391
-----------------------------------------------------------------------------------------
Accrued administrative services fees                                 7,976          8,448
-----------------------------------------------------------------------------------------
Accrued distribution fees                                          436,963        982,168
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                         26,633         33,175
-----------------------------------------------------------------------------------------
Accrued directors' fees and expenses                                   867          1,989
-----------------------------------------------------------------------------------------
Accrued operating expenses                                         168,977         97,970
-----------------------------------------------------------------------------------------
    Total liabilities                                           10,432,469      4,485,936
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $359,286,141   $386,051,191
-----------------------------------------------------------------------------------------

NET ASSETS:

Class A                                                       $ 22,909,205   $ 26,024,478
=========================================================================================
Class B                                                       $  6,557,995   $  6,754,986
=========================================================================================
Class C                                                       $329,818,941   $353,271,727
=========================================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,390,558      1,565,218
=========================================================================================
Class B:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                      398,140        406,086
=========================================================================================
Class C:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                   20,025,588     21,239,131
=========================================================================================
Class A:
  Net asset value and redemption price per share              $      16.47   $      16.63
-----------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided by 94.50%)                       $      17.43   $      17.60
=========================================================================================
Class B:
  Net asset value and offering price per share                $      16.47   $      16.63
=========================================================================================
Class C:
  Net asset value and offering price per share                $      16.47   $      16.63
=========================================================================================

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS
                                                              SEVEN MONTHS      ENDED           YEAR
                                                                 ENDED         JUNE 30,         ENDED
                                                                JULY 31,         2000       DECEMBER 31,
                                                                  2000       (UNAUDITED)        1999
                                                             -------------   ------------   -------------
INVESTMENT INCOME:

Dividends (net of foreign withholding tax $55,355, $37,302
  and $195,724, respectively)                                $  5,134,377    $  4,696,453   $  12,609,266
---------------------------------------------------------------------------------------------------------
Interest                                                        4,441,085       3,913,515      13,196,366
---------------------------------------------------------------------------------------------------------
    Total investment income                                     9,575,462       8,609,968      25,805,632
---------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                   2,047,261       1,816,654       5,635,894
---------------------------------------------------------------------------------------------------------
Administrative services fee                                        66,077          58,100          64,957
---------------------------------------------------------------------------------------------------------
Custodian fees                                                     48,112          34,863          37,789
---------------------------------------------------------------------------------------------------------
Operating services fees                                                --              --       1,606,380
---------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                          62,208          54,607         159,420
---------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                          44,795          39,087          91,305
---------------------------------------------------------------------------------------------------------
Distribution fees-Class C                                       2,509,595       2,215,269       6,967,734
---------------------------------------------------------------------------------------------------------
Transfer agent fees-Class A                                        27,003          25,916          17,905
---------------------------------------------------------------------------------------------------------
Transfer agent fees-Class B                                         3,388           3,072          10,056
---------------------------------------------------------------------------------------------------------
Transfer agent fees-Class C                                       189,852         174,023         184,755
---------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                        5,512           4,727           8,750
---------------------------------------------------------------------------------------------------------
Other                                                             162,130         122,673          87,966
---------------------------------------------------------------------------------------------------------
    Total expenses                                              5,165,933       4,548,991      14,872,911
---------------------------------------------------------------------------------------------------------
Less: Fees waived                                                 (17,774)        (15,602)     (1,208,175)
---------------------------------------------------------------------------------------------------------
   Expenses paid indirectly                                        (3,260)         (2,721)         (4,752)
---------------------------------------------------------------------------------------------------------
   Net expenses                                                 5,144,899       4,530,668      13,659,984
---------------------------------------------------------------------------------------------------------
Net investment income                                           4,430,563       4,079,300      12,145,648
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

Net realized gain from investment securities                   13,272,106       7,721,709      98,684,082
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                       (51,778,138)    (42,543,544)   (110,583,574)
---------------------------------------------------------------------------------------------------------
    Net gain (loss) on investment securities                  (38,506,032)    (34,821,835)    (11,899,492)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 $(34,075,469)   $(30,742,535)  $     246,156
=========================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                              SEVEN MONTHS        ENDED           YEAR            YEAR
                                                                  ENDED         JUNE 30,          ENDED          ENDED
                                                                JULY 31,          2000        DECEMBER 31,    DECEMBER 31,
                                                                  2000         (UNAUDITED)        1999            1998
                                                              -------------   -------------   -------------   ------------
OPERATIONS:

  Net investment income                                       $  4,430,563    $   4,079,300   $ 12,145,648    $  8,482,076
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  13,272,106        7,721,709     98,684,082      59,176,179
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (51,778,138)     (42,543,544)  (110,583,574)     11,782,197
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                              (34,075,469)     (30,742,535)       246,156      79,440,452
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (426,080)        (426,080)    (1,034,236)       (693,499)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          (80,109)         (80,109)      (160,013)        (14,661)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (4,384,768)      (4,384,768)   (10,863,435)     (7,001,855)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --               --     (3,757,847)     (3,877,358)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --       (958,788)       (270,410)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --    (58,115,071)    (56,203,971)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (13,938,126)     (11,032,994)    (3,267,326)     21,305,857
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (2,906,169)      (2,770,729)     7,515,438       3,715,719
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (244,215,314)    (223,823,770)     9,573,755      55,402,752
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                     (300,026,035)    (273,260,985)   (60,821,367)     91,803,026
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          659,312,176      659,312,176    720,133,543     628,330,517
--------------------------------------------------------------------------------------------------------------------------
  End of period                                               $359,286,141    $ 386,051,191   $659,312,176    $720,133,543
==========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $269,218,777    $ 292,816,999   $530,444,492    $510,018,210
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              838,102          141,023        952,680         938,111
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    45,859,524       40,488,837     32,767,128       3,445,772
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              43,369,738       52,604,332     95,147,876     205,731,450
--------------------------------------------------------------------------------------------------------------------------
                                                              $359,286,141    $ 386,051,191   $659,312,176    $720,133,543
==========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios. The Board of Directors of the Company approved a change in the Fund's fiscal year-end from December 31 to July 31. As a result, this report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2000, undistributed net investment income was increased by $345,816, undistributed net realized gains decreased by $179,710 and paid-in capital decreased by $166,106 as a result of REIT distribution reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO an annual rate of 0.20% of the Fund's average daily net assets. During the seven-month period ended July 31, 2000 and the six months ended June 30, 2000, AIM waived fees of $1,836 and $1,836, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AIM was paid $66,077, $58,100 and $64,957, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AFS was paid $115,561, $102,464 and $135,055, respectively, for such services.
  The Fund, pursuant to an operating services agreement, paid AIM $443,754 for operating services fees during the period January 1, 1999 through July 31, 1999. AIM waived operating services fees of $1,162,626 during the period January 1, 1999 through July 31, 1999.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund.

The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $62,208, $44,795 and $2,509,595, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $54,607, $39,087 and $2,215,269, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $113,871, $91,305 and $6,967,734, respectively, as compensation under the Plans. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors waived fees of $17,774, $15,602 and $45,549, respectively, for Class A shares.
  AIM Distributors received commissions of $6,139, $5,395 and $22,488 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $56,485, $51,727 and $133,285, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $2,730, $2,124 and $1,446, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,260, $2,721 and $4,752, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,260, $2,721 and $4,752 for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven-month period ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $193,277,600 and $467,378,407, respectively, and during the six months ended June 30, 2000 was $150,525,591 and $404,894,919, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                   JUNE 30,
                                    JULY 31,         2000
                                      2000       (UNAUDITED)
                                  ------------   ------------
Aggregate unrealized
  appreciation of investment
  securities                      $ 63,316,101   $ 76,401,166
-------------------------------------------------------------
Aggregate unrealized
  (depreciation) of investment
  securities                       (20,135,044)   (23,796,833)
-------------------------------------------------------------
Net unrealized appreciation of
  investment securities           $ 43,181,057   $ 52,604,333
=============================================================
Cost of investments for tax purposes for the seven month
period ended July 31, 2000 and the six month period ended
June 30, 2000 is $313,200,782 and $335,616,741, respectively.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                                      JUNE 30, 2000
                                        JULY 31, 2000                  (UNAUDITED)                DECEMBER 31, 1999
                                 ---------------------------   ---------------------------   ---------------------------
                                   SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                 -----------   -------------   -----------   -------------   -----------   -------------
Sold:
  Class A                            150,019   $   2,564,310       138,619   $   2,372,672       647,940   $  13,033,761
------------------------------------------------------------------------------------------------------------------------
  Class B                             59,840         996,864        52,713         878,095       289,189       5,853,184
------------------------------------------------------------------------------------------------------------------------
  Class C                            355,302       6,018,154       314,580       5,328,433     3,933,740      79,330,393
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                             22,720         378,080        22,720         378,082       240,465       4,199,593
------------------------------------------------------------------------------------------------------------------------
  Class B                              4,095          68,135         4,122          68,588        59,674       1,031,441
------------------------------------------------------------------------------------------------------------------------
  Class C                            221,341       3,681,465       221,372       3,682,003     3,685,888      63,875,426
------------------------------------------------------------------------------------------------------------------------
Issued in connection with
  acquisitions*:
  Class A                                 --              --            --              --       623,953      11,614,157
------------------------------------------------------------------------------------------------------------------------
  Class B                                 --              --            --              --       256,293       4,785,508
------------------------------------------------------------------------------------------------------------------------
  Class C                                 --              --            --              --     7,871,114     146,770,808
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                         (1,012,493)    (16,880,516)     (826,433)    (13,783,748)   (1,589,802)    (32,114,838)
------------------------------------------------------------------------------------------------------------------------
  Class B                           (238,761)     (3,971,168)     (223,715)     (3,717,412)     (211,198)     (4,154,695)
------------------------------------------------------------------------------------------------------------------------
  Class C                        (15,243,967)   (253,914,933)  (13,989,733)   (232,834,206)  (14,205,464)   (280,402,871)
------------------------------------------------------------------------------------------------------------------------
                                 (15,681,904)  $(261,059,609)  (14,285,755)  $(237,627,493)    1,601,792   $  13,821,867
========================================================================================================================


                                      DECEMBER 31, 1998
                                 ---------------------------
                                   SHARES         AMOUNT
                                 -----------   -------------
Sold:
  Class A                          1,076,842   $  22,390,887
------------------------------------------------------------
  Class B                            175,059       3,648,126
------------------------------------------------------------
  Class C                          5,318,582     109,967,149
------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                            223,596       4,399,200
------------------------------------------------------------
  Class B                             14,140         277,225
------------------------------------------------------------
  Class C                          3,067,888      60,325,811
------------------------------------------------------------
Issued in connection with
  acquisitions*:
  Class A                                 --              --
------------------------------------------------------------
  Class B                                 --              --
------------------------------------------------------------
  Class C                                 --              --
------------------------------------------------------------
Reacquired:
  Class A                           (266,823)     (5,484,230)
-------------------------------------------------------------
  Class B                            (10,191)       (209,632)
-------------------------------------------------------------
  Class C                         (5,531,566)   (114,890,208)
-------------------------------------------------------------
                                   4,067,527   $  80,424,328
============================================================

* On June 21, 1999, pursuant to a plan of reorganization and termination, AIM MultiFlex Fund ("MultiFlex Fund") transferred all of its assets to the Fund. The Fund assumed all of the liabilities of the MultiFlex Fund. Shareholders of the MultiFlex Fund were issued full and fractional shares of the applicable class of the Fund. The acquisition, which was approved by the shareholders of MultiFlex Fund on June 16, 1999, was accomplished by an exchange of 8,751,360 shares of the Fund for the 15,054,075 shares then outstanding of the MultiFlex Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or its shareholders. MultiFlex Fund's net assets, including $21,805,397 of unrealized appreciation, were combined with the Fund for total net assets after the acquisition of $892,863,343.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A(a)
                                                              -------------------------------------------------------------
                                                                              SIX MONTHS
                                                                                 ENDED
                                                              SEVEN MONTHS     JUNE 30,         YEAR ENDED DECEMBER 31,
                                                                  ENDED          2000        ------------------------------
                                                              JULY 31, 2000   (UNAUDITED)     1999       1998      1997(b)
                                                              -------------   -----------    -------    -------    --------
Net asset value, beginning of period                             $ 17.57        $ 17.57      $ 20.06    $ 19.74    $ 16.63
------------------------------------------------------------     -------        -------      -------    -------    -------
Income from investment operations:
  Net investment income                                             0.24           0.21         0.46       0.39       0.41
------------------------------------------------------------     -------        -------      -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.10)         (0.91)       (0.68)      2.16       3.63
------------------------------------------------------------     -------        -------      -------    -------    -------
    Total from investment operations                               (0.86)         (0.70)       (0.22)      2.55       4.04
------------------------------------------------------------     -------        -------      -------    -------    -------
Less distributions:
  Dividends from net investment income                             (0.24)         (0.24)       (0.48)     (0.39)     (0.43)
------------------------------------------------------------     -------        -------      -------    -------    -------
  Distributions from net realized gains                               --             --        (1.79)     (1.84)     (0.50)
------------------------------------------------------------     -------        -------      -------    -------    -------
    Total distributions                                            (0.24)         (0.24)       (2.27)     (2.23)     (0.93)
------------------------------------------------------------     -------        -------      -------    -------    -------
Net asset value, end of period                                   $ 16.47        $ 16.63      $ 17.57    $ 20.06    $ 19.74
============================================================     =======        =======      =======    =======    =======
Total return(c)                                                    (4.91)%        (3.99)%      (0.85)%    13.26%     24.60%
============================================================     =======        =======      =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $22,909        $26,024      $39,195    $46,286    $25,151
============================================================     =======        =======      =======    =======    =======
Ratio of expenses to average net assets:
  With fee waivers                                                  1.26%(d)       1.26%(d)     1.13%      1.23%      1.45%
------------------------------------------------------------     -------        -------      -------    -------    -------
  Without fee waivers                                               1.36%(d)       1.36%(d)     1.39%      1.52%      1.55%
============================================================     =======        =======      =======    =======    =======
Ratio of net investment income to average net assets                2.25%(d)       2.31%(d)     2.30%      1.99%      2.34%
============================================================     =======        =======      =======    =======    =======
Portfolio turnover rate                                               41%            31%          55%        34%        17%
============================================================     =======        =======      =======    =======    =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $30,540,970 and $31,375,679 for July 31, 2000 and June 30, 2000, respectively.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                                             MARCH 3, 1998
                                                                              SIX MONTHS                      (DATE SALES
                                                                                 ENDED                        COMMENCED)
                                                              SEVEN MONTHS     JUNE 30,       YEAR ENDED          TO
                                                                  ENDED          2000        DECEMBER 31,    DECEMBER 31,
                                                              JULY 31, 2000   (UNAUDITED)        1999            1998
                                                              -------------   -----------    ------------    -------------
Net asset value, beginning of period                             $17.59         $17.59         $ 20.06          $20.69
------------------------------------------------------------     ------         ------         -------          ------
Income from investment operations:
  Net investment income                                            0.17           0.16            0.31            0.22
------------------------------------------------------------     ------         ------         -------          ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.11)         (0.94)          (0.66)           1.22
------------------------------------------------------------     ------         ------         -------          ------
    Total from investment operations                              (0.94)         (0.78)          (0.35)           1.44
------------------------------------------------------------     ------         ------         -------          ------
Less distributions:
  Dividends from net investment income                            (0.18)         (0.18)          (0.33)          (0.23)
------------------------------------------------------------     ------         ------         -------          ------
  Distributions from net realized gains                              --             --           (1.79)          (1.84)
------------------------------------------------------------     ------         ------         -------          ------
    Total distributions                                           (0.18)         (0.18)          (2.12)          (2.07)
------------------------------------------------------------     ------         ------         -------          ------
Net asset value, end of period                                   $16.47         $16.63         $ 17.59          $20.06
============================================================     ======         ======         =======          ======
Total return(a)                                                   (5.33)%        (4.41)%         (1.50)%          7.25%
============================================================     ======         ======         =======          ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $6,558         $6,755         $10,076          $3,592
============================================================     ======         ======         =======          ======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.93%(b)       1.92%(b)        1.86%           2.00%(c)
------------------------------------------------------------     ------         ------         -------          ------
  Without fee waivers                                              1.93%(b)       1.92%(b)        2.02%           2.19%(c)
============================================================     ======         ======         =======          ======
Ratio of net investment income to average net assets               1.58%(b)       1.65%(b)        1.57%           1.22%(c)
============================================================     ======         ======         =======          ======
Portfolio turnover rate                                              41%            31%             55%             34%
============================================================     ======         ======         =======          ======

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $7,697,177 and $7,860,316 for July 31, 2000 and June 30, 2000, respectively.
(c) Annualized.

                                                                                CLASS C(a)
                                          ---------------------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED
                                          SEVEN MONTHS     JUNE 30,                      YEAR ENDED DECEMBER 31,
                                              ENDED          2000        --------------------------------------------------------
                                          JULY 31, 2000   (UNAUDITED)    1999(b)       1998      1997(b)       1996        1995
                                          -------------   -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period        $  17.58       $  17.58      $  20.06    $  19.74    $  16.63    $  15.66    $  12.63
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                         0.18           0.17          0.32        0.25        0.30        0.30        0.32
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                   (1.11)         (0.94)        (0.68)       2.14        3.60        1.81        3.09
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
    Total from investment operations           (0.93)         (0.77)        (0.36)       2.39        3.90        2.11        3.41
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income         (0.18)         (0.18)        (0.33)      (0.23)      (0.29)      (0.29)      (0.32)
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
  Distributions from net realized gains           --             --         (1.79)      (1.84)      (0.50)      (0.85)      (0.06)
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
    Total distributions                        (0.18)         (0.18)        (2.12)      (2.07)      (0.79)      (1.14)      (0.38)
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
Net asset value, end of period              $  16.47       $  16.63      $  17.58    $  20.06    $  19.74    $  16.63    $  15.66
========================================    ========       ========      ========    ========    ========    ========    ========
Total return(c)                                (5.28)%        (4.36)%       (1.56)%     12.41%      23.64%      13.61%      27.30%
========================================    ========       ========      ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $329,819       $353,271      $610,041    $670,256    $603,179    $489,918    $399,162
========================================    ========       ========      ========    ========    ========    ========    ========
Ratio of expenses to average net assets:
  With fee waivers                              1.93%(d)       1.92%(d)      1.86%       2.00%       2.20%       2.26%       2.28%
----------------------------------------    --------       --------      --------    --------    --------    --------    --------
  Without fee waivers                           1.93%(d)       1.92%(d)      2.02%       2.19%       2.20%       2.26%       2.28%
========================================    ========       ========      ========    ========    ========    ========    ========
Ratio of net investment income to
  average net assets                            1.58%(d)       1.65%(d)      1.57%       1.22%       1.59%       1.81%       2.28%
========================================    ========       ========      ========    ========    ========    ========    ========
Portfolio turnover rate                           41%            31%           55%         34%         17%         26%          5%
========================================    ========       ========      ========    ========    ========    ========    ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $431,226,216 and $445,488,083 for July 31, 2000 and June 30, 2000, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Advisor International Value Fund:

We have audited the accompanying statement of assets and liabilities of AIM Advisor International Value Fund (a portfolio of AIM Advisor Funds, Inc.) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor International Value Fund as of July 31, 2000, the results of its operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

September 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.15%

AUSTRALIA-4.13%

National Australia Bank Ltd.-ADR
  (Banks-Regional)                       40,000   $  2,882,500
--------------------------------------------------------------
News Corp. Ltd. (The) (Publishing-
  Newspapers)                           100,000      1,210,528
--------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)       18,000      1,077,305
--------------------------------------------------------------
                                                     5,170,333
--------------------------------------------------------------

DENMARK-0.92%

Novo-Nordisk A.S.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      12,000      1,153,500
--------------------------------------------------------------

FRANCE-7.23%

Michelin-Class B (Auto Parts &
  Equipment)                             30,000        898,699
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                             300,000      3,725,010
--------------------------------------------------------------
Total Fina Elf S.A.-ADR
  (Oil-International Integrated)         43,833      3,224,465
--------------------------------------------------------------
Vivendi S.A.
  (Manufacturing-Diversified)            15,000      1,199,193
--------------------------------------------------------------
                                                     9,047,367
--------------------------------------------------------------

GERMANY-8.05%

BASF A.G.-ADR
  (Chemicals-Diversified)                60,000      2,468,520
--------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)                35,000      1,465,915
--------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)       23,000      1,211,812
--------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)(a)                             30,000      2,699,247
--------------------------------------------------------------
SAP A.G.-ADR (Computers-Software &
  Services)                              40,000      2,230,000
--------------------------------------------------------------
                                                    10,075,494
--------------------------------------------------------------

HONG KONG-1.59%

Cheung Kong Holdings Ltd. (Land
  Development)(a)                       170,000      1,994,640
--------------------------------------------------------------

ITALY-5.27%

ENI S.p.A.-ADR (Oil-International
  Integrated)                            25,000      1,406,250
--------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR
  (Banks-Major Regional)                 75,000      2,568,750
--------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                            20,000      2,612,500
--------------------------------------------------------------
                                                     6,587,500
--------------------------------------------------------------

JAPAN-23.05%

Bank of Tokyo-Mitsubishi Ltd. (The)
  (Banks-Regional)                      150,000      1,516,408
--------------------------------------------------------------
Canon, Inc.-ADR (Office Equipment &
  Supplies)                              75,000      3,412,500
--------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR
  (Photography/Imaging)                  50,000      1,850,000
--------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)            15,000      1,798,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Honda Motor Co., Ltd.-ADR
  (Automobiles)                          20,000   $  1,467,500
--------------------------------------------------------------
Ito-Yokado Co., Ltd.
  (Retail-Department Stores)             20,000      1,190,520
--------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component Distributors)   20,000      2,920,000
--------------------------------------------------------------
LAWSON, INC. (Retail-Food Chains)        14,000        740,201
--------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.
  (Machinery-Diversified)               300,000      1,110,301
--------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                         11,000      1,802,917
--------------------------------------------------------------
Nippon Express Co., Ltd. (Truckers)     200,000      1,137,648
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)        220      2,627,165
--------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd.
  (Chemicals-Diversified)                30,000      1,504,102
--------------------------------------------------------------
Sony Corp.-ADR (Electrical Equipment)    25,000      2,348,438
--------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)                15,000      1,504,102
--------------------------------------------------------------
Toyota Motor Corp. (Automobiles)         45,000      1,903,373
--------------------------------------------------------------
                                                    28,833,300
--------------------------------------------------------------

MEXICO-1.47%

Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)           35,000      1,841,875
--------------------------------------------------------------

NETHERLANDS-10.61%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                              60,000      1,457,395
--------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)                50,000      3,362,500
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                             80,000      3,595,000
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil-International
  Integrated)                            45,000      2,621,250
--------------------------------------------------------------
Unilever N.V.-ADR (Foods)                50,642      2,240,909
--------------------------------------------------------------
                                                    13,277,054
--------------------------------------------------------------

PORTUGAL-2.29%

Portugal Telecom S.A.-ADR
  (Telephone)                           256,500      2,869,594
--------------------------------------------------------------

SOUTH KOREA-0.90%

Korea Telecom Corp.-ADR (Telephone)      30,000      1,121,250
--------------------------------------------------------------

SPAIN-4.61%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 40,000      1,187,136
--------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)    130,000      2,697,500
--------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                           100,000      1,887,500
--------------------------------------------------------------
                                                     5,772,136
--------------------------------------------------------------

SWITZERLAND-5.95%

Nestle S.A.-ADR (Foods)                  30,000      3,124,869
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-(CONTINUED)

Novartis A.G.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      70,000   $  2,702,021
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                  3,000      1,618,171
--------------------------------------------------------------
                                                     7,445,061
--------------------------------------------------------------

UNITED KINGDOM-21.08%

AstraZeneca Group PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      45,000      1,923,750
--------------------------------------------------------------
British Airways PLC-ADR (Airlines)       30,000      1,681,875
--------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                            20,000      2,660,000
--------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                 40,000      2,355,000
--------------------------------------------------------------
Corus Group PLC-ADR (Iron & Steel)       75,000        984,375
--------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)        200,000      1,756,242
--------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      40,000      2,285,000
--------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                                70,000      4,851,875
--------------------------------------------------------------
Marks & Spencer PLC
  (Retail-Department Stores)            300,000        980,019
--------------------------------------------------------------
PowerGen PLC-ADR (Electric Companies)    45,000      1,631,250
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                 79,960      1,260,507
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group
  PLC-Value Shares (Banks-Major
  Regional)(a)                           67,760   $     80,469
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            200,000      1,678,320
--------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)      35,000      2,240,000
--------------------------------------------------------------
                                                    26,368,682
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $94,999,837)                                 121,557,786
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.46%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-2.46%

Disc. Notes, 6.43%, 08/01/00 (Cost
  $3,080,000)(b)                     $3,080,000      3,080,000
--------------------------------------------------------------
TOTAL INVESTMENTS-99.61%
  (Cost $98,079,837)                               124,637,786
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.39%                    482,005
--------------------------------------------------------------
NET ASSETS-100.00%                                $125,119,791
--------------------------------------------------------------

Investment Abbreviations:

ADR   - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                    MARKET
                                       SHARES       VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-99.73%

AUSTRALIA-4.46%

National Australia Bank Ltd.-ADR
  (Banks-Regional)                      40,000   $  3,310,000
-------------------------------------------------------------
News Corp. Ltd. (The)
  (Publishing-Newspapers)              100,000      1,373,790
-------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)      18,000      1,193,976
-------------------------------------------------------------
                                                    5,877,766
-------------------------------------------------------------

DENMARK-1.60%

Novo-Nordisk A.S.-ADR (Health
  Care-Drugs- Major Pharmaceuticals)    25,000      2,112,500
-------------------------------------------------------------

FRANCE-7.03%

Michelin-Class B (Auto Parts &
  Equipment)                            30,000        960,759
-------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            300,000      3,623,460
-------------------------------------------------------------
Total Fina Elf S.A.-ADR
  (Oil-International Integrated)        43,833      3,366,922
-------------------------------------------------------------
Vivendi S.A.
  (Manufacturing-Diversified)           15,000      1,321,365
-------------------------------------------------------------
                                                    9,272,506
-------------------------------------------------------------

GERMANY-7.78%

BASF A.G.-ADR
  (Chemicals-Diversified)               60,000      2,441,526
-------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)               45,000      1,759,968
-------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)      23,000      1,197,437
-------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)(a)                            36,000      2,981,596
-------------------------------------------------------------
SAP A.G.-ADR (Computers-Software &
  Services)                             40,000      1,877,500
-------------------------------------------------------------
                                                   10,258,027
-------------------------------------------------------------

HONG KONG-1.41%

Cheung Kong Holdings Ltd. (Land
  Development)(a)                      170,000      1,864,537
-------------------------------------------------------------

ITALY-6.49%

ENI S.p.A.-ADR (Oil-International
  Integrated)                           25,000      1,454,687
-------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR
  (Banks-Major Regional)               100,000      3,537,500
-------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)   80,000      815,640
-------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                           20,000      2,751,250
-------------------------------------------------------------
                                                    8,559,077
-------------------------------------------------------------

JAPAN-24.80%

Bank of Tokyo-Mitsubishi Ltd. (The)
  (Banks-Regional)                     150,000      1,809,919
-------------------------------------------------------------
Canon, Inc.-ADR (Office Equipment &
  Supplies)                             75,000      3,778,125
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
JAPAN-(CONTINUED)

Fuji Photo Film Co., Ltd.-ADR
  (Photography/Imaging)                 50,000   $  2,118,750
-------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)           15,000      2,161,875
-------------------------------------------------------------
Honda Motor Co., Ltd.-ADR
  (Automobiles)                         20,000      1,375,000
-------------------------------------------------------------
Ito-Yokado Co., Ltd.
  (Retail-Department Stores)            20,000      1,201,903
-------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component Distributors)  23,000      3,951,687
-------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.
  (Machinery-Diversified)              300,000      1,328,121
-------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                        17,000      2,965,572
-------------------------------------------------------------
Nippon Express Co., Ltd. (Truckers)    200,000      1,226,393
-------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)       220      2,921,867
-------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd.
  (Chemicals-Diversified)               30,000      1,520,275
-------------------------------------------------------------
Sony Corp.-ADR (Electrical Equipment)   20,000      1,886,250
-------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)               20,000      2,413,225
-------------------------------------------------------------
Toyota Motor Corp. (Automobiles)        45,000      2,047,285
-------------------------------------------------------------
                                                   32,706,247
-------------------------------------------------------------

MEXICO-1.51%

Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)          35,000      1,999,375
-------------------------------------------------------------

NETHERLANDS-10.91%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                             60,000      1,467,008
-------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)               60,000      4,050,000
-------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                            80,000      3,800,000
-------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil-International
  Integrated)                           45,000      2,770,312
-------------------------------------------------------------
Unilever N.V.-ADR (Foods)               50,642      2,307,376
-------------------------------------------------------------
                                                   14,394,696
-------------------------------------------------------------

PORTUGAL-2.19%

Portugal Telecom S.A.-ADR
  (Telephone)                          256,500      2,885,625
-------------------------------------------------------------

SOUTH KOREA-1.10%

Korea Telecom Corp.-ADR (Telephone)     30,000      1,451,250
-------------------------------------------------------------

SPAIN-4.36%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                40,000      1,234,894
-------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)   130,000      2,535,000
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
SPAIN-(CONTINUED)

Repsol S.A.-ADR (Oil-International
  Integrated)                          100,000   $  1,981,250
-------------------------------------------------------------
                                                    5,751,144
-------------------------------------------------------------

SWITZERLAND-5.51%

Nestle S.A.-ADR (Foods)                 30,000      3,011,862
-------------------------------------------------------------
Novartis A.G.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     70,000      2,780,939
-------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                 3,000      1,478,718
-------------------------------------------------------------
                                                    7,271,519
-------------------------------------------------------------

UNITED KINGDOM-20.58%

AstraZeneca Group PLC-ADR (Health
  Care- Drugs-Major Pharmaceuticals)    45,000      2,092,500
-------------------------------------------------------------
British Airways PLC-ADR (Airlines)      30,000      1,725,000
-------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                           20,000      2,645,000
-------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                47,500      3,087,500
-------------------------------------------------------------
Corus Group PLC-ADR (Iron & Steel)      75,000      1,078,125
-------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)       150,000      1,345,725
-------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs- Major Pharmaceuticals)    40,000      2,312,500
-------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                               75,000      4,345,312
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Marks & Spencer PLC
  (Retail-Department Stores)           300,000   $  1,054,113
-------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                            55,000      1,925,000
-------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                67,760      1,133,806
-------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                           250,000      2,118,060
-------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care- Drugs-Major Pharmaceuticals)    35,000      2,281,563
-------------------------------------------------------------
                                                   27,144,204
-------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $98,249,056)                                131,548,473
-------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-0.46%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-0.46%

Disc. Notes, 6.57%, 07/03/00 (Cost
  $598,782)(b)                        $599,000         598,781
--------------------------------------------------------------
TOTAL INVESTMENTS-100.19% (Cost
  $98,847,838)                                     132,147,254
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(0.19%)                 (246,380)
--------------------------------------------------------------
NET ASSETS-100.00%                                $131,900,874
--------------------------------------------------------------

Investment Abbreviations:

ADR  - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30,
                                                                JULY 31,         2000
                                                                  2000       (UNAUDITED)
                                                              ------------   ------------
ASSETS:

Investments, at market value (cost $98,079,837 and
  $98,847,838, respectively)                                  $124,637,786   $132,147,254
-----------------------------------------------------------------------------------------
Foreign currencies, at value (cost $23,901 and $1,108,760,
  respectively)                                                     23,827      1,098,521
-----------------------------------------------------------------------------------------
Cash                                                                   642            576
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                 738,268        182,942
-----------------------------------------------------------------------------------------
  Capital stock sold                                               497,935         80,599
-----------------------------------------------------------------------------------------
  Dividends                                                        314,578        515,359
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                           14,735         13,478
-----------------------------------------------------------------------------------------
Other assets                                                           995             --
-----------------------------------------------------------------------------------------
    Total assets                                               126,228,766    134,038,729
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                         695,868      1,738,486
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                        14,735         13,478
-----------------------------------------------------------------------------------------
Accrued advisory fees                                              107,493        108,556
-----------------------------------------------------------------------------------------
Accrued administrative services fees                                 4,235          4,098
-----------------------------------------------------------------------------------------
Accrued distribution fees                                          212,368        239,727
-----------------------------------------------------------------------------------------
Accrued directors' fees                                                716          1,661
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                         13,389         12,383
-----------------------------------------------------------------------------------------
Accrued operating expenses                                          60,171         19,466
-----------------------------------------------------------------------------------------
    Total liabilities                                            1,108,975      2,137,855
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $125,119,791   $131,900,874
=========================================================================================

NET ASSETS:

Class A                                                       $ 30,152,891   $ 33,022,368
=========================================================================================
Class B                                                       $  5,883,077   $  5,950,924
=========================================================================================
Class C                                                       $ 89,083,823   $ 92,927,582
=========================================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,605,646      1,703,696
=========================================================================================
Class B:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                      316,442        309,982
=========================================================================================
Class C:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    4,795,176      4,843,196
=========================================================================================
Class A:
  Net asset value and redemption price per share              $      18.78   $      19.38
-----------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided by 94.50%)                       $      19.87   $      20.51
=========================================================================================
Class B:
  Net asset value and offering price per share                $      18.59   $      19.20
=========================================================================================
Class C:
  Net asset value and offering price per share                $      18.58   $      19.19
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS
                                                              SEVEN MONTHS      ENDED           YEAR
                                                                 ENDED         JUNE 30,        ENDED
                                                                JULY 31,         2000       DECEMBER 31,
                                                                  2000       (UNAUDITED)        1999
                                                              ------------   ------------   ------------
INVESTMENT INCOME:

Dividends (net of foreign withholding tax $277,017, $256,079
  and $350,255, respectively)                                 $ 1,676,497    $  1,484,243   $  2,789,892
--------------------------------------------------------------------------------------------------------
Interest                                                           56,132          51,758        110,773
--------------------------------------------------------------------------------------------------------
    Total investment income                                     1,732,629       1,536,001      2,900,665
--------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     773,221         665,728      1,307,027
--------------------------------------------------------------------------------------------------------
Administrative services fee                                        29,098          24,863         25,721
--------------------------------------------------------------------------------------------------------
Custodian fees                                                     23,564          13,199         29,499
--------------------------------------------------------------------------------------------------------
Operating services fees                                                --              --        290,546
--------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                          65,582          56,171         94,674
--------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                          32,963          27,940         42,551
--------------------------------------------------------------------------------------------------------
Distribution fees-Class C                                         552,881         475,072        993,935
--------------------------------------------------------------------------------------------------------
Transfer agent fees-Class A                                        16,951          14,567         17,199
--------------------------------------------------------------------------------------------------------
Transfer agent fees-Class B                                         3,874           3,222          7,228
--------------------------------------------------------------------------------------------------------
Transfer agent fees-Class C                                        64,971          54,749         65,930
--------------------------------------------------------------------------------------------------------
Directors' fees                                                     4,287           3,682          3,847
--------------------------------------------------------------------------------------------------------
Other                                                              99,919          62,776         45,538
--------------------------------------------------------------------------------------------------------
    Total expenses                                              1,667,311       1,401,969      2,923,695
--------------------------------------------------------------------------------------------------------
Less: Fees waived                                                 (19,428)        (16,739)      (166,253)
--------------------------------------------------------------------------------------------------------
   Expenses paid indirectly                                          (900)           (724)          (759)
--------------------------------------------------------------------------------------------------------
    Net expenses                                                1,646,983       1,384,506      2,756,683
--------------------------------------------------------------------------------------------------------
Net investment income                                              85,646         151,495        143,982
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                                        14,076,218      11,326,128      7,711,836
--------------------------------------------------------------------------------------------------------
  Foreign currencies                                             (175,641)       (131,163)      (100,916)
--------------------------------------------------------------------------------------------------------
                                                               13,900,577      11,194,965      7,610,920
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                       (22,688,472)    (15,947,005)    18,910,641
--------------------------------------------------------------------------------------------------------
  Foreign currencies                                                 (411)        (10,194)         1,968
--------------------------------------------------------------------------------------------------------
                                                              (22,688,883)    (15,957,199)    18,912,609
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investment securities and foreign
  currencies                                                   (8,788,306)     (4,762,234)    26,523,529
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(8,702,660)   $ (4,610,739)  $ 26,667,511
========================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                              SEVEN MONTHS        ENDED         YEAR ENDED     YEAR ENDED
                                                                  ENDED       JUNE 30, 2000    DECEMBER 31,   DECEMBER 31,
                                                              JULY 31, 2000    (UNAUDITED)         1999           1998
                                                              -------------   --------------   ------------   ------------
OPERATIONS:

  Net investment income                                       $     85,646     $    151,495    $   143,982    $    226,806
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          13,900,577       11,194,965      7,610,920      (5,494,200)
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (22,688,883)     (15,957,199)    18,912,609      15,275,348
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (8,702,660)      (4,610,739)    26,667,511      10,007,954
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --               --       (432,681)       (160,712)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --        (42,668)             --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --       (838,386)             --
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --               --       (115,532)           (237)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --        (20,873)            (51)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --       (410,586)         (1,274)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          396,487        2,296,078     (2,103,894)     18,784,781
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          576,201          455,168        446,063       4,303,232
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (13,025,971)     (12,115,367)   (14,925,148)      3,112,106
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (20,755,943)     (13,974,860)     8,223,806      36,045,799
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          145,875,734      145,875,734    137,651,928     101,606,129
--------------------------------------------------------------------------------------------------------------------------
  End of period                                               $125,119,791     $131,900,874    $145,875,734   $137,651,928
==========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 84,520,202     $ 87,211,937    $96,576,058    $113,159,037
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (470,742)      (1,056,510)    (1,208,005)         58,330
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           14,512,653       12,456,085      1,261,120      (5,899,391)
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          26,557,678       33,289,362     49,246,561      30,333,952
--------------------------------------------------------------------------------------------------------------------------
                                                              $125,119,791     $131,900,874    $145,875,734   $137,651,928
==========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios. The Board of Directors of the Company approved a change in the Fund's fiscal year-end from December 31 to July 31. As a result, this report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On July 31, 2000, undistributed net investment income was increased by $651,617, undistributed net realized gains decreased by $649,044 and paid-in capital decreased by $2,573 as a result of differing book/tax treatment of foreign currency transactions and foreign tax credits. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) (formerly known as INVESCO Global Asset Management Limited) whereby AIM pays IGAM an annual rate of 0.35% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the Fund's average daily net assets in excess of $50 million to and including $100 million, plus 0.25% of the Fund's average daily net assets in excess of $100 million. During the seven month period ended July 31, 2000 and the six months ended June 30, 2000, AIM waived fees of $690 and $690, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AIM was paid $29,098, $24,863 and $25,721, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AFS was paid $37,793, $32,596 and $34,877, respectively, for such services.
  The Fund, pursuant to an operating services agreement, paid AIM $151,347 for operating services fees during the period January 1, 1999 through July 31, 1999. AIM waived operating services fees of $139,199 during the period January 1, 1999 through July 31, 1999.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $65,582, $32,963 and $552,881, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $56,171, $27,940 and $475,072, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $67,620, $42,551 and $993,935, respectively, as compensation under the Plans. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors waived fees of $18,738, $16,049 and $27,054, respectively, for Class A shares.
  AIM Distributors received commissions of $5,457, $4,797 and $9,075 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $25,282, $24,352 and $63,088, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $2,350, $1,807 and $1,087, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $900, $724 and $759, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $900, $724 and $759 for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven-month period ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $23,495,845 and $38,592,387, respectively, and during the six months ended June 30, 2000 was $21,323,256 and $30,420,490, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                JUNE 30, 2000
                                JULY 31, 2000    (UNAUDITED)
                                -------------   --------------
Aggregate unrealized
  appreciation of investment
  securities                     $33,237,321     $39,557,669
--------------------------------------------------------------
Aggregate unrealized
  (depreciation) of investment
  securities                      (7,133,184)     (5,505,428)
==============================================================
Net unrealized appreciation of
  investment securities          $26,104,137     $34,052,241
==============================================================

Cost of investing for tax purposes is $98,533,649.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                                 JUNE 30, 2000
                                   JULY 31, 2000                  (UNAUDITED)                 DECEMBER 31, 1999
                             --------------------------    --------------------------    ---------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
                             ----------    ------------    ----------    ------------    -----------    ------------
Sold:
  Class A                       709,637    $ 13,249,138       646,697    $ 12,042,877      1,038,717    $ 17,709,368
--------------------------------------------------------------------------------------------------------------------
  Class B                        80,824       1,502,635        67,418       1,248,372        154,805       2,600,272
--------------------------------------------------------------------------------------------------------------------
  Class C                       437,361       8,098,953       396,898       7,326,683        914,757      15,303,016
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                            --              --            --              --         28,852         526,848
--------------------------------------------------------------------------------------------------------------------
  Class B                            --              --            --              --          3,257          59,148
--------------------------------------------------------------------------------------------------------------------
  Class C                            --              --            --              --         59,722       1,083,956
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                      (680,668)    (12,852,651)     (519,678)     (9,746,799)    (1,198,053)    (20,340,110)
--------------------------------------------------------------------------------------------------------------------
  Class B                       (49,271)       (926,434)      (42,325)       (793,204)      (133,374)     (2,213,357)
--------------------------------------------------------------------------------------------------------------------
  Class C                    (1,138,356)    (21,124,924)   (1,049,873)    (19,442,050)    (1,855,582)    (31,312,120)
--------------------------------------------------------------------------------------------------------------------
                               (640,473)   $(12,053,283)     (500,863)   $ (9,364,121)      (986,899)   $(16,582,979)
====================================================================================================================


                                 DECEMBER 31, 1998
                             --------------------------
                               SHARES         AMOUNT
                             ----------    ------------
Sold:
  Class A                     1,753,054    $ 28,241,964
--------------------------------------------------------
  Class B                       309,463       5,088,103
--------------------------------------------------------
  Class C                     1,767,625      28,826,767
---------------------------
Issued as reinvestment of
  dividends:
  Class A                         9,847         156,574
--------------------------------------------------------
  Class B                             3              46
--------------------------------------------------------
  Class C                            71           1,122
--------------------------------------------------------
Reacquired:
  Class A                      (619,207)     (9,613,757)
--------------------------------------------------------
  Class B                       (49,265)       (784,917)
--------------------------------------------------------
  Class C                    (1,630,166)    (25,715,783)
--------------------------------------------------------
                              1,541,425    $ 26,200,119
========================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A(a)
                                                         ------------------------------------------------------------------------
                                                            SEVEN MONTHS          SIX MONTHS
                                                               ENDED            ENDED JUNE 30,        YEAR ENDED DECEMBER 31,
                                                              JULY 31,               2000          ------------------------------
                                                              2000(b)            (UNAUDITED)        1999       1998      1997(b)
                                                         ------------------    ----------------    -------    -------    --------
Net asset value, beginning of period                          $ 19.92              $ 19.92         $ 16.57    $ 14.99     $13.42
-------------------------------------------------------       -------              -------         -------    -------     ------
Income from investment operations:
  Net investment income                                          0.08                 0.09            0.13       0.09       0.17
-------------------------------------------------------       -------              -------         -------    -------     ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.22)               (0.63)           3.57       1.59       1.69
-------------------------------------------------------       -------              -------         -------    -------     ------
    Total from investment operations                            (1.14)               (0.54)           3.70       1.68       1.86
-------------------------------------------------------       -------              -------         -------    -------     ------
Less distributions:
  Dividends from net investment income                             --                   --           (0.28)     (0.10)     (0.07)
-------------------------------------------------------       -------              -------         -------    -------     ------
  Distributions from net realized gains                            --                   --           (0.07)        --      (0.22)
-------------------------------------------------------       -------              -------         -------    -------     ------
    Total distributions                                            --                   --           (0.35)     (0.10)     (0.29)
-------------------------------------------------------       -------              -------         -------    -------     ------
Net asset value, end of period                                $ 18.78              $ 19.38         $ 19.92    $ 16.57     $14.99
=======================================================       =======              =======         =======    =======     ======
Total return(c)                                                 (5.72)%              (2.71)%         22.54%     11.20%     13.84%
=======================================================       =======              =======         =======    =======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,153              $33,022         $31,412    $28,281     $8,444
=======================================================       =======              =======         =======    =======     ======
Ratio of expenses to average net assets:
  With fee waivers                                               1.54%(d)             1.50%(d)        1.51%      1.57%      1.71%
-------------------------------------------------------       -------              -------         -------    -------     ------
  Without fee waivers                                            1.64%(d)             1.60%(d)        1.72%      1.81%      1.81%
=======================================================       =======              =======         =======    =======     ======
Ratio of net investment income to average net assets             0.70%(d)             0.81%(d)        0.71%      0.84%      0.83%
=======================================================       =======              =======         =======    =======     ======
Portfolio turnover rate                                            18%                  16%             24%         9%         9%
=======================================================       =======              =======         =======    =======     ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $32,197,026 and $32,273,673 for July 31, 2000 and June 30, 2000, respectively.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                    MARCH 3, 1998
                                                                                SIX MONTHS ENDED                     (DATE SALES
                                                          SEVEN MONTHS ENDED        JUNE 30,         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,             2000(a)         DECEMBER 31,    DECEMBER 31,
                                                               2000(a)            (UNAUDITED)           1999            1998
                                                          ------------------    ----------------    ------------    -------------
Net asset value, beginning of period                            $19.81               $19.81            $16.48          $16.21
--------------------------------------------------------        ------               ------            ------          ------
Income from investment operations:
  Net investment income (loss)                                   (0.01)                  --             (0.01)             --
--------------------------------------------------------        ------               ------            ------          ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.21)               (0.61)             3.56            0.27
--------------------------------------------------------        ------               ------            ------          ------
    Total from investment operations                             (1.22)               (0.61)             3.55            0.27
--------------------------------------------------------        ------               ------            ------          ------
Less distributions:
  Dividends from net investment income                              --                   --             (0.15)             --
--------------------------------------------------------        ------               ------            ------          ------
  Distributions from net realized gains                             --                   --             (0.07)             --
--------------------------------------------------------        ------               ------            ------          ------
    Total distributions                                             --                   --             (0.22)             --
--------------------------------------------------------        ------               ------            ------          ------
Net asset value, end of period                                  $18.59               $19.20            $19.81          $16.48
========================================================        ======               ======            ======          ======
Total return(b)                                                  (6.16)%              (3.08)%           21.70%           1.67%
========================================================        ======               ======            ======          ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,883               $5,951            $5,642          $4,289
========================================================        ======               ======            ======          ======
Ratio of expenses to average net assets:
  With fee waivers                                                2.32%(c)             2.28%(c)          2.27%           2.32%(d)
--------------------------------------------------------        ------               ------            ------          ------
  Without fee waivers                                             2.32%(c)             2.28%(c)          2.38%           2.46%(d)
========================================================        ======               ======            ======          ======
Ratio of net investment income (loss) to average net
  assets                                                         (0.08)%(c)            0.04%(c)         (0.05)%          0.09%(d)
========================================================        ======               ======            ======          ======
Portfolio turnover rate                                             18%                  16%               24%              9%
========================================================        ======               ======            ======          ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $5,664,168 and $5,618,770 for July 31, 2000 and June 30, 2000, respectively.
(d) Annualized.

                                                                         CLASS C(a)
                            -----------------------------------------------------------------------------------------------------
                                                                                                                     MAY 1, 1995
                                                 SIX MONTHS ENDED                                                    (DATE SALES
                            SEVEN MONTHS ENDED       JUNE 30,                  YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                 JULY 31,            2000(b)         -------------------------------------------    DECEMBER 31,
                                 2000(b)           (UNAUDITED)       1999(b)       1998      1997(b)      1996          1995
                            ------------------   ----------------    --------    --------    --------    -------    -------------
Net asset value, beginning
  of period                      $ 19.80             $ 19.80         $  16.48    $  14.93    $ 13.42     $ 11.13       $10.00
---------------------------      -------             -------         --------    --------    -------     -------       ------
Income from investment
  operations:
  Net investment income
    (loss)                         (0.01)                 --            (0.01)         --       0.01       (0.01)          --
---------------------------      -------             -------         --------    --------    -------     -------       ------
  Net gains (losses) on
    securities (both
    realized and unrealized)       (1.21)              (0.61)            3.55        1.55       1.73        2.34         1.13
---------------------------      -------             -------         --------    --------    -------     -------       ------
    Total from investment
      operations                   (1.22)              (0.61)            3.54        1.55       1.74        2.33         1.13
---------------------------      -------             -------         --------    --------    -------     -------       ------
Less distributions:
  Dividends from net
    investment income                 --                  --            (0.15)         --      (0.01)         --           --
---------------------------      -------             -------         --------    --------    -------     -------       ------
  Distributions from net
    realized gains                    --                  --            (0.07)         --      (0.22)      (0.04)          --
---------------------------      -------             -------         --------    --------    -------     -------       ------
    Total distributions               --                  --            (0.22)         --      (0.23)      (0.04)          --
---------------------------      -------             -------         --------    --------    -------     -------       ------
Net asset value, end of
  period                         $ 18.58             $ 19.19         $  19.80    $  16.48    $ 14.93     $ 13.42       $11.13
===========================      =======             =======         ========    ========    =======     =======       ======
Total return(c)                    (6.16)%             (3.08)%          21.64%      10.38%     12.98%      20.99%       11.28%
===========================      =======             =======         ========    ========    =======     =======       ======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $89,084             $92,928         $108,821    $105,083    $93,162     $51,916       $9,467
===========================      =======             =======         ========    ========    =======     =======       ======
Ratio of expenses to
  average net assets:
  With fee waivers                  2.32%(d)            2.28%(d)         2.27%       2.32%      2.46%       2.50%        2.50%(e)
---------------------------      -------             -------         --------    --------    -------     -------       ------
  Without fee waivers               2.32%(d)            2.28%(d)         2.38%       2.46%      2.46%       2.50%        2.50%(e)
===========================      =======             =======         ========    ========    =======     =======       ======
Ratio of net investment
  income (loss) to average
  net assets                       (0.08)%(d)           0.04%(d)        (0.05)%      0.09%      0.08%      (0.16)%       0.03%(e)
===========================      =======             =======         ========    ========    =======     =======       ======
Portfolio turnover rate               18%                 16%              24%          9%         9%          5%           2%
===========================      =======             =======         ========    ========    =======     =======       ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7,
   1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $95,002,106 and $95,536,491 for July 31, 2000 and June 30, 2000, respectively.
(e) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of AIM Advisor Real Estate Fund (a portfolio of AIM Advisor Funds, Inc.) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Real Estate Fund as of July 31, 2000, the results of its operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

September 1, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-93.47%

APARTMENTS-21.05%

Apartment Investment & Management
  Co.                                     49,400   $ 2,389,725
--------------------------------------------------------------
Avalonbay Communities, Inc.               53,800     2,535,325
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    43,700     1,930,994
--------------------------------------------------------------
Equity Residential Properties Trust       50,000     2,493,750
--------------------------------------------------------------
Essex Property Trust, Inc.                23,300     1,147,525
--------------------------------------------------------------
Home Properties of New York, Inc.         43,500     1,334,906
--------------------------------------------------------------
                                                    11,832,225
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.14%

Internap Voting Trust (Acquired 03/22/00;
  Cost $18,480)(a)(b)(c)                  12,351        77,375
--------------------------------------------------------------

DIVERSIFIED-6.09%

Beacon Capital Partners, Inc.
  (Acquired 03/17/98; Cost
  $784,979)(b)(c)                         55,000       453,750
--------------------------------------------------------------
Vornado Realty Trust                      50,500     1,975,812
--------------------------------------------------------------
Washington Real Estate Investment
  Trust                                   50,300       993,425
--------------------------------------------------------------
                                                     3,422,987
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-4.08%

ProLogis Trust                            98,500     2,296,281
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-11.02%

Duke-Weeks Realty Corp.                   82,000     2,009,000
--------------------------------------------------------------
Liberty Property Trust                    65,950     1,896,062
--------------------------------------------------------------
PS Business Parks, Inc.                      300         7,650
--------------------------------------------------------------
Reckson Associates Realty Corp.           87,000     2,283,750
--------------------------------------------------------------
                                                     6,196,462
--------------------------------------------------------------

LODGING-HOTELS-5.05%

Hospitality Properties Trust              41,400     1,024,650
--------------------------------------------------------------
Innkeepers USA Trust                      55,000       570,625
--------------------------------------------------------------
MeriStar Hospitality Corp.                18,900       419,344
--------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
  Inc.                                    24,100       822,413
--------------------------------------------------------------
                                                     2,837,032
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.37%

Manufactured Home Communities, Inc.       31,000       744,000
--------------------------------------------------------------







                                                     MARKET
                                        SHARES        VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

Sun Communities, Inc.                     36,400   $ 1,151,150
--------------------------------------------------------------
                                                     1,895,150
--------------------------------------------------------------

OFFICE PROPERTIES-24.34%

Arden Realty, Inc.                        78,800     2,088,200
--------------------------------------------------------------
Boston Properties, Inc.                   60,500     2,510,750
--------------------------------------------------------------
Brandywine Realty Trust                   24,000       526,500
--------------------------------------------------------------
Equity Office Properties Trust            84,500     2,577,250
--------------------------------------------------------------
Highwoods Properties, Inc.                18,800       507,600
--------------------------------------------------------------
Kilroy Realty Corp.                       62,100     1,645,650
--------------------------------------------------------------
Prentiss Properties Trust                 79,400     1,994,925
--------------------------------------------------------------
SL Green Realty Corp.                     61,700     1,831,719
--------------------------------------------------------------
                                                    13,682,594
--------------------------------------------------------------

REGIONAL MALLS-10.96%

CBL & Associates Properties, Inc.         33,000       825,000
--------------------------------------------------------------
General Growth Properties, Inc.           49,400     1,673,425
--------------------------------------------------------------
Macerich Co. (The)                        47,900     1,146,606
--------------------------------------------------------------
Simon Property Group, Inc.                76,600     2,001,175
--------------------------------------------------------------
Taubman Centers, Inc.                     46,000       517,500
--------------------------------------------------------------
                                                     6,163,706
--------------------------------------------------------------

SELF-STORAGE-2.33%

Public Storage, Inc.                      51,200     1,312,000
--------------------------------------------------------------

SHOPPING CENTERS-4.98%

Federal Realty Investment Trust           23,000       491,625
--------------------------------------------------------------
Kimco Realty Corp.                        39,300     1,621,125
--------------------------------------------------------------
Realty Income Corp.                       11,000       266,750
--------------------------------------------------------------
Weingarten Realty Investors               10,000       413,750
--------------------------------------------------------------
                                                     2,793,250
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.06%

Cypress Communications, Inc.
  (Acquired 01/05/00;
  Cost $41,415)(a)(b)(c)                   9,809        35,864
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts & Common Stocks (Cost
      $45,056,137)                                  52,544,926
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-7.67%

FEDERAL HOME LOAN BANK-7.67%

Disc. Notes, 6.43%, 08/01/00 (Cost
  $4,311,000)(d)                      $4,311,000   $ 4,311,000
--------------------------------------------------------------
TOTAL INVESTMENTS-101.14% (Cost
  $49,367,137)                                      56,855,926
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.14%)                                      (641,026)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $56,214,900
==============================================================

Investment Abbreviations:

Disc. - Discounted

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Security fair valued in accordance with the procedures established by the Board of Directors.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 07/31/00 was $566,989 which represented 1.01% of the Fund's net assets.
(d)Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS,
  COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.82%

APARTMENTS-22.34%

Apartment Investment & Management
  Co.                                     49,400   $ 2,136,550
--------------------------------------------------------------
Avalonbay Communities, Inc.               53,800     2,246,150
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    43,700     1,660,600
--------------------------------------------------------------
Equity Residential Properties Trust       50,000     2,300,000
--------------------------------------------------------------
Essex Property Trust, Inc.                31,600     1,327,200
--------------------------------------------------------------
Home Properties of New York, Inc.         43,500     1,305,000
--------------------------------------------------------------
Post Properties, Inc.                      7,600       334,400
--------------------------------------------------------------
                                                    11,309,900
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.25%

Internap Voting Trust (Acquired
  03/22/00; Cost $18,480)(a)(b)(c)        12,351       125,567
--------------------------------------------------------------

DIVERSIFIED-6.33%

Beacon Capital Partners, Inc. (Acquired
  03/17/98;
  Cost $784,979)(b)(c)                    55,000       605,000
--------------------------------------------------------------
Crescent Real Estate Equities, Co.        23,000       471,500
--------------------------------------------------------------
Vornado Realty Trust                      45,500     1,581,125
--------------------------------------------------------------
Washington Real Estate Investment
  Trust                                   30,800       550,550
--------------------------------------------------------------
                                                     3,208,175
--------------------------------------------------------------

HEALTHCARE-OTHER-1.82%

Health Care Property Investors, Inc.       9,500       258,875
--------------------------------------------------------------
Healthcare Realty Trust, Inc.             38,700       660,319
--------------------------------------------------------------
                                                       919,194
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-3.77%

ProLogis Trust                            89,500     1,907,469
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-12.33%

Duke-Weeks Realty Corp.                   82,000     1,834,750
--------------------------------------------------------------
Liberty Property Trust                    65,950     1,710,578
--------------------------------------------------------------
PS Business Parks, Inc.                      300         7,200
--------------------------------------------------------------
Reckson Associates Realty Corp.           87,000     2,066,250
--------------------------------------------------------------
Trizec Hahn Corp. (Canada)                35,000       625,625
--------------------------------------------------------------
                                                     6,244,403
--------------------------------------------------------------

LODGING-HOTELS-4.83%

Hospitality Properties Trust              41,400       934,087
--------------------------------------------------------------





                                                     MARKET
                                        SHARES        VALUE
LODGING-HOTELS-(CONTINUED)

Innkeepers USA Trust                      36,000   $   328,500
--------------------------------------------------------------
MeriStar Hospitality Corp.                18,900       396,900
--------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
  Inc.                                    24,100       784,756
--------------------------------------------------------------
                                                     2,444,243
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.86%

Manufactured Home Communities, Inc.       31,000       742,062
--------------------------------------------------------------
Sun Communities, Inc.                     36,400     1,217,125
--------------------------------------------------------------
                                                     1,959,187
--------------------------------------------------------------

OFFICE PROPERTIES-24.70%

Arden Realty, Inc.                        78,800     1,851,800
--------------------------------------------------------------
Boston Properties, Inc.                   60,500     2,336,813
--------------------------------------------------------------
Brandywine Realty Trust                   14,000       267,750
--------------------------------------------------------------
Equity Office Properties Trust            84,500     2,329,031
--------------------------------------------------------------
Highwoods Properties, Inc.                18,800       451,200
--------------------------------------------------------------
Kilroy Realty Corp.                       62,100     1,610,719
--------------------------------------------------------------
Parkway Properties, Inc.                   3,400       103,700
--------------------------------------------------------------
Prentiss Properties Trust                 79,400     1,905,600
--------------------------------------------------------------
SL Green Realty Corp.                     61,700     1,650,475
--------------------------------------------------------------
                                                    12,507,088
--------------------------------------------------------------

REGIONAL MALLS-8.60%

General Growth Properties, Inc.           39,200     1,244,600
--------------------------------------------------------------
Macerich Co. (The)                        40,900       902,356
--------------------------------------------------------------
Simon Property Group, Inc.                76,600     1,699,563
--------------------------------------------------------------
Taubman Centers, Inc.                     46,000       506,000
--------------------------------------------------------------
                                                     4,352,519
--------------------------------------------------------------

SELF-STORAGE-2.37%

Public Storage, Inc.                      51,200     1,200,000
--------------------------------------------------------------

SHOPPING CENTERS-4.48%

Federal Realty Investment Trust           23,000       460,000
--------------------------------------------------------------
Kimco Realty Corp.                        35,800     1,467,800
--------------------------------------------------------------
Realty Income Corp.                       11,000       259,188
--------------------------------------------------------------
Weingarten Realty Investors                2,000        80,750
--------------------------------------------------------------
                                                     2,267,738
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.14%

Cypress Communications, Inc.
  (Acquired 01/05/00; Cost
  $41,415)(a)(b)(c)                        9,809   $    71,115
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts, Common Stocks & Other
      Equity Interests (Cost
      $44,664,819)                                  48,516,598
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-3.23%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-3.23%

Disc. Notes, 6.57%, 07/03/00 (Cost
  $1,637,402)(d)                      $1,638,000   $ 1,637,402
--------------------------------------------------------------
TOTAL INVESTMENTS-99.05% (Cost
  $46,302,221)                                      50,154,000
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.95%                    479,230
--------------------------------------------------------------
NET ASSETS-100.00%                                 $50,633,230
==============================================================

Investment Abbreviations:

Disc. - Discounted

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Security fair valued in accordance with the procedures established by the Board of Directors.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/00 was $801,682 which represented 1.58% of the Fund's net assets.
(d)Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30,
                                                                JULY 31,         2000
                                                                  2000       (UNAUDITED)
                                                              ------------   ------------
ASSETS:

Investments, at market value (cost $49,367,137 and
  $46,302,221, respectively)                                  $ 56,855,926   $ 50,154,000
-----------------------------------------------------------------------------------------
Cash                                                                   961          1,503
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                               1,307,745        198,041
-----------------------------------------------------------------------------------------
  Capital stock sold                                               319,835        158,963
-----------------------------------------------------------------------------------------
  Dividends                                                         30,574        367,064
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                           14,251         13,033
-----------------------------------------------------------------------------------------
Other assets                                                         1,200          1,200
-----------------------------------------------------------------------------------------
    Total assets                                                58,530,492     50,893,804
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                          2,115,044             --
-----------------------------------------------------------------------------------------
  Capital stock reacquired                                          86,089        125,697
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                        14,251         13,033
-----------------------------------------------------------------------------------------
Accrued advisory fees                                               14,014         27,819
-----------------------------------------------------------------------------------------
Accrued administrative services fees                                 4,235          4,098
-----------------------------------------------------------------------------------------
Accrued distribution fees                                           35,546         69,583
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                          8,910          8,612
-----------------------------------------------------------------------------------------
Accrued directors' fees                                                633          1,900
-----------------------------------------------------------------------------------------
Accrued operating expenses                                          36,870          9,832
-----------------------------------------------------------------------------------------
    Total liabilities                                            2,315,592        260,574
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $ 56,214,900   $ 50,633,230
=========================================================================================

NET ASSETS:

Class A                                                       $ 23,186,566   $ 20,108,781
=========================================================================================
Class B                                                       $ 12,722,496   $ 11,343,506
=========================================================================================
Class C                                                       $ 20,305,838   $ 19,180,943
=========================================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,778,447      1,665,935
=========================================================================================
Class B:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                      973,737        937,161
=========================================================================================
Class C:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,556,432      1,586,987
=========================================================================================
Class A:
  Net asset value and redemption price per share              $      13.04   $      12.07
-----------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided by 95.25%)                       $      13.69   $      12.67
=========================================================================================
Class B:
  Net asset value and offering price per share                $      13.07   $      12.10
=========================================================================================
Class C:
  Net asset value and offering price per share                $      13.05   $      12.09
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                 SEVEN      SIX MONTHS
                                                                MONTHS         ENDED          YEAR
                                                                 ENDED       JUNE 30,        ENDED
                                                               JULY 31,        2000       DECEMBER 31,
                                                                 2000       (UNAUDITED)       1999
                                                              -----------   -----------   ------------
INVESTMENT INCOME:

Dividends (net of $0, $0 and $7,786, respectively, foreign
  withholding tax)                                            $ 1,615,927   $1,480,168    $ 2,693,620
------------------------------------------------------------------------------------------------------
Interest                                                           79,373       66,125        101,227
------------------------------------------------------------------------------------------------------
    Total investment income                                     1,695,300    1,546,293      2,794,847
------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     249,957      210,070        473,702
------------------------------------------------------------------------------------------------------
Administrative services fee                                        29,098       24,863         25,205
------------------------------------------------------------------------------------------------------
Custodian fees                                                     16,084       11,325          7,249
------------------------------------------------------------------------------------------------------
Operating services fees                                                --           --        124,989
------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                          36,985       30,709         66,167
------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                          61,419       51,283         73,791
------------------------------------------------------------------------------------------------------
Distribution fees-Class C                                         110,641       93,893        263,496
------------------------------------------------------------------------------------------------------
Transfer agent fees-Class A                                        31,210       27,223         21,664
------------------------------------------------------------------------------------------------------
Transfer agent fees-Class B                                        18,263       15,917          8,293
------------------------------------------------------------------------------------------------------
Transfer agent fees-Class C                                        32,901       29,133         29,612
------------------------------------------------------------------------------------------------------
Professional fees                                                  47,851       31,337             --
------------------------------------------------------------------------------------------------------
Directors' fees                                                     4,047        3,826         10,020
------------------------------------------------------------------------------------------------------
Other                                                              42,444       31,549         21,903
------------------------------------------------------------------------------------------------------
    Total expenses                                                680,900      561,128      1,126,091
------------------------------------------------------------------------------------------------------
Less: Fees waived by advisor                                     (103,301)     (75,634)       (29,338)
------------------------------------------------------------------------------------------------------
    Expenses paid indirectly                                         (314)        (246)          (268)
------------------------------------------------------------------------------------------------------
    Net expenses                                                  577,285      485,248      1,096,485
------------------------------------------------------------------------------------------------------
Net investment income                                           1,118,015    1,061,045      1,698,362
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                              (226)    (334,996)    (8,493,728)
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                   --           --            461
------------------------------------------------------------------------------------------------------
                                                                     (226)    (334,996)    (8,493,267)
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         9,785,935    6,148,924      4,697,040
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                   --           --            (56)
------------------------------------------------------------------------------------------------------
                                                                9,785,935    6,148,924      4,696,984
------------------------------------------------------------------------------------------------------
    Net gain (loss) from investment securities and foreign
      currencies                                                9,785,709    5,813,928     (3,796,283)
------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                              $10,903,724   $6,874,973    $(2,097,921)
======================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SEVEN         SIX MONTHS
                                                                 MONTHS          ENDED
                                                                 ENDED          JUNE 30,       YEAR ENDED        YEAR ENDED
                                                                JULY 31,          2000        DECEMBER 31,      DECEMBER 31,
                                                                  2000        (UNAUDITED)         1999              1998
                                                             --------------   ------------   ---------------   ---------------
OPERATIONS:

  Net investment income                                       $  1,118,015    $  1,061,045    $  1,698,362      $  2,687,688
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                                (226)       (334,996)     (8,493,267)       (7,868,208)
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 9,785,935       6,148,924       4,696,984       (13,364,502)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                               10,903,724       6,874,973      (2,097,921)      (18,545,022)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (407,821)       (407,821)       (880,747)         (879,078)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (198,721)       (198,721)       (292,274)         (195,557)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (340,716)       (340,716)     (1,010,658)       (1,184,516)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --              --              --          (434,776)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --              --              --          (143,531)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --              --              --          (703,226)
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        3,016,298       1,551,735      (2,285,404)       11,098,948
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          669,804         199,877       3,517,105         8,539,414
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (3,537,708)     (3,156,137)    (10,749,346)        1,916,228
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       10,104,860       4,523,190     (13,799,245)         (531,116)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           46,110,040      46,110,040      59,909,285        60,440,401
------------------------------------------------------------------------------------------------------------------------------
  End of period                                               $ 56,214,900    $ 50,633,230    $ 46,110,040      $ 59,909,285
==============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 64,892,984    $ 63,340,065    $ 64,744,590      $ 74,263,053
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              168,822         111,852          (1,935)          490,850
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (16,335,696)    (16,670,466)    (16,335,470)       (7,850,489)
------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            7,488,790       3,851,779      (2,297,145)       (6,994,129)
------------------------------------------------------------------------------------------------------------------------------
                                                              $ 56,214,900    $ 50,633,230    $ 46,110,040      $ 59,909,285
==============================================================================================================================

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios. The Board of Directors of the Company approved a change in the Fund's fiscal year-end from December 31 to July 31. As a result, this report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,973,818 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO an annual rate of 0.35% of the first $100 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $100 million. AIM has contractually agreed to limit total annual operating expenses (exclusive of advisory fees, Rule 12b-1 distribution fees, directors' fees, brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 0.45%. During the seven-month period ended July 31, 2000 and the six months ended June 30, 2000, AIM waived fees of $92,734 and $66,860, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AIM was paid $29,098, $24,863 and $25,205, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AFS was paid $45,642, $39,332 and $44,655, respectively, for such services.
  The Fund, pursuant to an operating services agreement, paid AIM $114,566 for operating services fees during the period January 1, 1999 through July 31, 1999. AIM waived operating services fees of $10,433 during the period January 1, 1999 through July 31, 1999.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $36,985, $61,419 and $110,641, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $30,709, $51,283 and $93,893, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $47,262, $73,791 and $263,496, respectively, as compensation under the Plans. During the seven-month period ended July 31, 2000 and the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors waived fees of $10,567, $8,774 and $18,905, respectively, for Class A shares.
  AIM Distributors received commissions of $7,817, $6,962 and $13,906 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $4,010, $3,663 and $9,617, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $2,267, $1,740 and $1,198, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $314, $246 and $268, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $314, $246 and $268 for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven-month period ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $19,115,865 and $17,556,704, respectively, and during the six months ended June 30, 2000 was $16,466,619 and $14,663,588, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                                              JUNE 30,
                                                                JULY 31,        2000
                                                                  2000      (UNAUDITED)
                                                               ----------   ------------
Aggregate unrealized appreciation of investment securities     $7,487,554    $4,468,526
----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (360,643)     (808,421)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $7,126,911    $3,660,105
========================================================================================
Cost of investments for tax purposes for the seven months ended July 31, 2000 and the six months ended June 30, 2000 are $49,729,015 and $46,493,895, respectively.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                                JUNE 30, 2000
                                     JULY 31, 2000               (UNAUDITED)              DECEMBER 31, 1999
                                ------------------------   ------------------------   -------------------------
                                  SHARES       AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                ----------   -----------   ----------   -----------   ----------   ------------
Sold:
  Class A                          759,953   $ 8,885,425      604,867   $ 6,885,657      805,892   $  9,057,241
---------------------------------------------------------------------------------------------------------------
  Class B                          627,434     7,322,643      569,079     6,575,786      554,129      6,045,844
---------------------------------------------------------------------------------------------------------------
  Class C                          175,530     2,024,139      161,373     1,844,837      301,049      3,371,676
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                           30,565       356,440       30,565       356,440       73,515        798,302
---------------------------------------------------------------------------------------------------------------
  Class B                           13,756       161,995       13,756       161,995       24,076        261,703
---------------------------------------------------------------------------------------------------------------
  Class C                           25,544       298,128       25,544       298,128       81,508        887,308
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                         (546,405)   (6,225,567)    (503,831)   (5,690,362)  (1,098,601)   (12,140,947)
---------------------------------------------------------------------------------------------------------------
  Class B                         (592,222)   (6,814,834)    (570,443)   (6,537,904)    (254,623)    (2,790,442)
---------------------------------------------------------------------------------------------------------------
  Class C                         (526,918)   (5,859,975)    (482,206)   (5,299,102)  (1,372,447)   (15,008,330)
---------------------------------------------------------------------------------------------------------------
                                   (32,763)  $   148,394     (151,296)  $(1,404,525)    (885,502)  $ (9,517,645)
===============================================================================================================


                                    DECEMBER 31, 1998
                                -------------------------
                                  SHARES        AMOUNT
                                ----------   ------------
Sold:
  Class A                        1,866,966   $ 26,220,226
---------------------------------------------------------
  Class B                          965,596     13,668,547
---------------------------------------------------------
  Class C                          867,066     12,416,738
---------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                          103,931      1,234,506
---------------------------------------------------------
  Class B                           26,797        312,988
---------------------------------------------------------
  Class C                          146,264      1,732,251
---------------------------------------------------------
Reacquired:
  Class A                       (1,266,277)   (16,355,784)
---------------------------------------------------------
  Class B                         (391,207)    (5,442,121)
---------------------------------------------------------
  Class C                         (933,062)   (12,232,761)
---------------------------------------------------------
                                 1,386,074   $ 21,554,590
=========================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A(a)
                                                              -----------------------------------------------------------
                                                                               SIX MONTHS
                                                              SEVEN MONTHS       ENDED
                                                                 ENDED          JUNE 30,        YEAR ENDED DECEMBER 31,
                                                                JULY 31,          2000        ---------------------------
                                                                2000(b)      (UNAUDITED)(b)    1999     1998(b)   1997(b)
                                                              ------------   --------------   -------   -------   -------
Net asset value, beginning of period                            $ 10.61          $ 10.61      $ 11.46   $15.74    $ 14.19
------------------------------------------------------------    -------          -------      -------   -------   -------
Income from investment operations:
  Net investment income                                            0.30             0.28         0.42     0.58       0.34
------------------------------------------------------------    -------          -------      -------   -------   -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.38             1.43        (0.75)   (4.11)      2.39
------------------------------------------------------------    -------          -------      -------   -------   -------
    Total from investment operations                               2.68             1.71        (0.33)   (3.53)      2.73
------------------------------------------------------------    -------          -------      -------   -------   -------
Less distributions:
  Dividends from net investment income                            (0.25)           (0.25)       (0.52)   (0.50)     (0.44)
------------------------------------------------------------    -------          -------      -------   -------   -------
  Distributions from net realized gains                              --               --           --    (0.25)     (0.74)
------------------------------------------------------------    -------          -------      -------   -------   -------
    Total distributions                                           (0.25)           (0.25)       (0.52)   (0.75)     (1.18)
------------------------------------------------------------    -------          -------      -------   -------   -------
Net asset value, end of period                                  $ 13.04          $ 12.07      $ 10.61   $11.46    $ 15.74
============================================================    =======          =======      =======   =======   =======
Total return(c)                                                   25.61%           16.26%       (2.88)% (22.54)%    19.78%
============================================================    =======          =======      =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $23,187          $20,109      $16,279   $20,087   $16,507
============================================================    =======          =======      =======   =======   =======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.61%(d)         1.62%(d)     1.61%    1.55%      1.60%
------------------------------------------------------------    -------          -------      -------   -------   -------
  Without fee waivers                                              2.05%(d)         2.00%(d)     1.73%    1.71%      1.70%
------------------------------------------------------------    -------          -------      -------   -------   -------
Ratio of net investment income to average net assets               4.49%(d)         5.02%(d)     3.70%    4.37%      3.26%
============================================================    =======          =======      =======   =======   =======
Portfolio turnover rate                                              39%              33%          52%      69%        57%
============================================================    =======          =======      =======   =======   =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $18,157,465 and $17,644,479 for July 31, 2000 and June 30, 2000, respectively.

                                                                                         CLASS B
                                                              --------------------------------------------------------------
                                                                               SIX MONTHS                      MAY 3, 1998
                                                              SEVEN MONTHS       ENDED                         (DATE SALES
                                                                 ENDED          JUNE 30,       YEAR ENDED     COMMENCED) TO
                                                                JULY 31,          2000        DECEMBER 31,    DECEMBER 31,
                                                                2000(a)      (UNAUDITED)(a)       1999           1998(a)
                                                              ------------   --------------   ------------   ---------------
Net asset value, beginning of period                            $ 10.64          $ 10.64         $11.48          $ 15.34
------------------------------------------------------------    -------          -------         ------          -------
Income from investment operations:
  Net investment income                                            0.25             0.24           0.32             0.37
------------------------------------------------------------    -------          -------         ------          -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.39             1.43          (0.72)           (3.58)
------------------------------------------------------------    -------          -------         ------          -------
    Total from investment operations                               2.64             1.67          (0.40)           (3.21)
------------------------------------------------------------    -------          -------         ------          -------
Less distributions:
  Dividends from net investment income                            (0.21)           (0.21)         (0.44)           (0.40)
------------------------------------------------------------    -------          -------         ------          -------
  Distributions from net realized gains                              --               --             --            (0.25)
------------------------------------------------------------    -------          -------         ------          -------
    Total distributions                                           (0.21)           (0.21)         (0.44)           (0.65)
------------------------------------------------------------    -------          -------         ------          -------
Net asset value, end of period                                  $ 13.07          $ 12.10         $10.64          $ 11.48
============================================================    =======          =======        =======          =======
Total return(b)                                                   25.08%           15.80%         (3.53)%         (21.02)%
============================================================    =======          =======        =======          =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,722          $11,344         $9,839          $ 6,901
============================================================    =======          =======        =======          =======
Ratio of expenses to average net assets:
  With fee waivers                                                 2.37%(c)         2.37%(c)       2.35%            2.31%(d)
------------------------------------------------------------    -------          -------         ------          -------
  Without fee waivers                                              2.70%(c)         2.65%(c)       2.37%            2.35%(d)
============================================================    =======          =======        =======          =======
Ratio of net investment income to average net assets               3.73%(c)         4.27%(c)       2.96%            3.62%(d)
============================================================    =======          =======        =======          =======
Portfolio turnover rate                                              39%              33%            52%              69%
============================================================    =======          =======        =======          =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $10,553,634 and $10,312,894 for July 31, 2000 and June 30, 2000, respectively.
(d) Annualized.

                                                                                   CLASS C(a)
                                               ----------------------------------------------------------------------------------
                                                              SIX MONTHS                                             MAY 1, 1995
                                               SEVEN MONTHS      ENDED                                               (DATE SALES
                                                  ENDED        JUNE 30,            YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                 JULY 31,       2000(B)     -------------------------------------   DECEMBER 31,
                                                 2000(b)      (UNAUDITED)   1999(b)   1998(b)   1997(b)    1996         1995
                                               ------------   -----------   -------   -------   -------   -------   -------------
Net asset value, beginning of period             $ 10.62        $ 10.62     $ 11.46   $ 15.74   $ 14.19   $ 10.76      $10.00
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
Income from investment operations:
  Net investment income                             0.25           0.24        0.33      0.50      0.36      0.33        0.16
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
  Net gains (losses) on securities (both
    realized and unrealized)                        2.39           1.44       (0.73)    (4.13)     2.26      3.51        0.75
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
    Total from investment operations                2.64           1.68       (0.40)    (3.63)     2.62      3.84        0.91
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
Less distributions:
  Dividends from net investment income             (0.21)         (0.21)      (0.44)    (0.40)    (0.33)    (0.31)      (0.15)
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
  Distributions from net realized gains               --             --          --     (0.25)    (0.74)    (0.10)         --
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
    Total distributions                            (0.21)         (0.21)      (0.44)    (0.65)    (1.07)    (0.41)      (0.15)
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
Net asset value, end of period                   $ 13.05        $ 12.09     $ 10.62   $ 11.46   $ 15.74   $ 14.19      $10.76
=============================================    =======        =======     =======   =======   =======   =======      ======
Total return(c)                                    25.13%         15.92%      (3.54)%  (23.16)%   18.88%    36.43%      9.12%
=============================================    =======        =======     =======   =======   =======   =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $20,306        $19,181     $19,992   $32,921   $43,934   $20,566      $5,565
=============================================    =======        =======     =======   =======   =======   =======      ======
Ratio of expenses to average net assets:
  With fee waivers                                  2.37%(d)       2.37%(d)    2.35%     2.31%     2.35%     2.40%       2.40%(e)
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
  Without fee waivers                               2.70%(d)       2.65%(d)    2.37%     2.37%     2.35%     2.40%       2.40%(e)
=============================================    =======        =======     =======   =======   =======   =======      ======
Ratio of net investment income to average net
  assets                                            3.73%(d)       4.27%(d)    2.96%     3.62%     2.54%     3.21%       4.68%(e)
=============================================    =======        =======     =======   =======   =======   =======      ======
Portfolio turnover rate                               39%            33%         52%       69%       57%       25%          7%
=============================================    =======        =======     =======   =======   =======   =======      ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $19,011,605 and $18,881,816 for July 31, 2000 and June 30, 2000, respectively.
(e) Annualized.